Registration Nos. 333-______

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
|_| Pre-Effective Amendment No. |_| Post-Effective Amendment No.

(Check appropriate box or boxes)

DREYFUS GROWTH AND VALUE FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

(212) 922-6000

(Area Code and Telephone Number)

c/o The Dreyfus Corporation
200 Park Avenue, New York, New York 10166

(Address of Principal Executive Offices: Number,
Street, City, State, Zip Code)

(Name and Address of Agent for Service)

Mark N. Jacobs, Esq.
c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

           Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

          It is proposed that this filing will become effective on January 12, 2004 pursuant to Rule 488.

          An indefinite number of Registrant's shares of common stock, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

DREYFUS GROWTH AND VALUE FUNDS, INC.
Form N-14
Cross Reference Sheet
Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14 ITEM NO.	PROSPECTUS/PROXY STATEMENT CAPTION

Part A

Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page

Item 2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page

Item 3.	Synopsis Information and Risk Factors	Summary

Item 4.	Information About the Transaction	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information about the Reorganization

Item 5.	Information About the Registrant	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information about the Reorganization; Additional Information about the Acquiring Fund and the Portfolio

Item 6.	Information About the Fund Being Acquired	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information about the Reorganization; Additional Information about the Acquiring Fund and the Portfolio

Item 7.	Voting Information	Letter to Shareholders; Questions and Answers; Cover Page; Voting Information

Item 8.	Interest of Certain Persons and Experts	Not Applicable

Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

PART B	STATEMENT OF ADDITIONAL INFORMATION CAPTION

Item 10.	Cover Page	Cover Page

Item 11.	Table of Contents	Not Applicable

Item 12.	Additional Information About the Registrant	Statement of Additional Information of Dreyfus Growth and Value Funds, Inc. dated March 31, 2003, as revised June 6, 2003(1)

Item 13.	Additional Information About the Fund Being Acquired	Statement of Additional Information of The Bear Stearns Funds dated August 1, 2003, as revised August 8, 2003(2)

Item 14.	Financial Statements	Annual Report of The Bear Stearns Funds dated March 31, 2003(3) and Semi-Annual Report of The Bear Stearns Funds dated September 30, 2003 (4); Annual Report of the Registrant dated August 31, 2003(5); Pro Formas.

     PART C

Item 15.	Indemnification

Item 16.	Exhibits

Item 17.	Undertakings

__________

(1)	Incorporated herein by reference to Post-Effective Amendment No. 54 to the Registrant's Registration Statement on Form N-1A, filed March 28, 2003 (File No. 33-51061), and to the filing made pursuant to Rule 497 on June 6, 2003.

(2)	Incorporated herein by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A of The Bear Stearns Funds, filed July 25, 2003 (File No. 33-84842), and to the filing made pursuant to Rule 497 on August 8, 2003.

(3)	Incorporated herein by reference to The Bear Stearns Funds' Annual Report, filed May 29, 2003 (File No. 811-08798).

(4)	Incorporated herein by reference to The Bear Stearns Funds' Semi-Annual Report, filed December 8, 2003 (File No. 811-08798).

(5)	Incorporated herein by reference to Registrant's Annual Report filed October 28, 2003 (File No. 811-07123).

THE BEAR STEARNS FUNDS

INTERNATIONAL EQUITY PORTFOLIO

Dear Shareholder:

           As a shareholder of the International Equity Portfolio (the "Portfolio") you are being asked to vote on an Agreement and Plan of Reorganization to allow the Portfolio to transfer all of its assets in a tax-free reorganization to Dreyfus Premier International Value Fund (the "Acquiring Fund"), in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of stated liabilities of the Portfolio. If the Agreement and Plan of Reorganization is approved and consummated for the Portfolio, you would no longer be a shareholder of the Portfolio, but would become a shareholder of the Acquiring Fund, which has a similar investment objective and similar management policies as the Portfolio. The Portfolio is a series of The Bear Stearns Funds (the "Trust") and the Acquiring Fund is a series of Dreyfus Growth and Value Funds, Inc.

           Bear Stearns Asset Management Inc., the Portfolio's investment adviser, has informed the Trust's Board that it has entered into a strategic arrangement with The Dreyfus Corporation ("Dreyfus"), the Acquiring Fund's manager, with respect to the Portfolio and the other portfolios of the Trust. As to the Portfolio, the arrangement provides, subject to shareholder approval of the reorganization and the transactions described in the enclosed materials, that the Portfolio transfer its assets, subject to liabilities, to the Acquiring Fund, a larger fund advised by Dreyfus. The Acquiring Fund and the Portfolio each normally invests in equity securities of foreign companies. As a shareholder of the Acquiring Fund, you would have access to the additional investment options and shareholder services offered by the Dreyfus Premier Family of Funds, while pursuing a similar investment goal as you currently pursue as a shareholder of the Portfolio.

           After careful review, the Trust's Board of Trustees has unanimously approved the proposed reorganization. The Trustees believe that the proposal set forth in the notice of meeting for the Portfolio is important and recommend that you read the enclosed materials carefully and then vote for the proposal.

           Remember, your vote is extremely important, no matter how large or small your Portfolio holdings. To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

           Further information about the transaction is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call [      ].

Sincerely, [ ]

January __, 2004

TRANSFER OF THE ASSETS OF
INTERNATIONAL EQUITY PORTFOLIO
TO AND IN EXCHANGE FOR SHARES OF
DREYFUS PREMIER INTERNATIONAL VALUE FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY INTERNATIONAL EQUITY PORTFOLIO INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Premier International Value Fund (the "Acquiring Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about April 16, 2004 (the "Closing Date") and will no longer be a shareholder of the Portfolio. The Portfolio will then cease operations. You will receive Class A, Class B, Class C or Class R shares of the Acquiring Fund corresponding to your Class A, Class B, Class C or Class Y shares of the Portfolio with a value equal to the value of your investment in the Portfolio as of the Closing Date.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The reorganization will permit Portfolio shareholders to pursue similar investment goals in a larger fund that is part of a larger fund complex--the Dreyfus Family of Funds--offering shareholders more investment options and shareholder privileges. The Dreyfus Family of Funds consists of approximately 200 investment portfolios, and includes a wide range of equity, fixed-income, municipal bond and money market funds. Other potential benefits are described herein.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. The Portfolio seeks long-term capital appreciation and the Acquiring Fund seeks long-term capital growth. The investment policies, practices and limitations of each fund (and the related risks) are similar, but not identical. Each fund normally invests its assets in equity securities of foreign companies. In selecting investments for the Portfolio, the Portfolio's sub-investment adviser evaluates whether a particular country's securities markets have higher-than-average potential for capital appreciation. The sub-investment adviser then seeks out companies with strong fundamental characteristics. For the Acquiring Fund, Dreyfus identifies potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, the Acquiring Fund focuses on value, business health and business momentum. For additional information regarding the funds, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not realize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Portfolio shares will carry over to the shareholder's Acquiring Fund shares. The Portfolio will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the reorganization, which distribution would be taxable to shareholders.

WILL THE PROPOSED REORGANIZATION CHANGE TOTAL FUND EXPENSES?

The Acquiring Fund's total annual operating expenses are lower (or, in the case of Class B, after fee waivers discussed herein, no higher) than those of the Portfolio. In addition, Dreyfus has agreed to cap the Acquiring Fund's operating expenses for the two-year period following the reorganization so that the total annual operating expenses of the Acquiring Fund do not exceed the annual operating expenses of the Portfolio, after giving effect to fee waivers and expense reimbursements, as reflected under "Fees and Expenses" in the Portfolio's current prospectus. Acquiring Fund Class A shares are not subject to a distribution plan fee, whereas Class A shares of the Portfolio are subject to a distribution plan fee at the annual rate of 0.25%. Also, the Acquiring Fund does not charge a $7.50 wire redemption fee, which the Portfolio currently charges for wiring redemption proceeds. Accordingly, during such period, the total operating expenses of the Acquiring Fund will not be higher than, and should be lower than, the Portfolio's historical operating expenses.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER INVESTMENT MANAGEMENT FEE?

The Portfolio currently pays BSAM an investment advisory fee and pays an affiliate of BSAM an administrative fee. In addition, the Portfolio pays a third party for the provision of certain other administrative and fund accounting services. Under its agreement with Dreyfus, the Acquiring Fund pays Dreyfus a management fee for the provision of investment advisory, administrative and fund accounting services. As a result of the reorganization, the management fee paid to Dreyfus by the Acquiring Fund will not exceed the aggregate annual rate of fees payable by the Portfolio to BSAM, its affiliate and the third party for the provision of such services as of the Closing Date. Currently, the management fee payable to Dreyfus by the Acquiring Fund is the same annual rate as the annual rate of the investment advisory fee the Portfolio has agreed to pay BSAM.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE PORTFOLIO?

Yes. You will continue to enjoy the same shareholder privileges, with some modifications to certain of the privileges, as described in the enclosed Prospectus for the Acquiring Fund. As part of a large mutual fund complex, the Acquiring Fund offers its shareholders more investment options for fund exchanges and additional shareholder privileges. The Acquiring Fund offers Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder(R), Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, and Dreyfus Auto-Exchange Privilege. You also may purchase and sell shares of the Acquiring Fund online through the Dreyfus.com website.

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF THE REORGANIZATION?

No. No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization. Any subsequent investment in the Acquiring Fund will be subject to any applicable sales charges of the Acquiring Fund and any redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Acquiring Fund received in the reorganization will be subject to the same CDSC as redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Portfolio (calculated from the date of original purchase of Portfolio shares). Class B shares of the Acquiring Fund received in the reorganization also will convert to Class A shares of the Acquiring Fund according to the same schedule as Class B shares of the Portfolio. Additional Class B shares of the Acquiring Fund purchased after the reorganization will be subject to the Acquiring Fund's CDSC and conversion schedules. The Acquiring Fund does not impose a redemption fee.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

BSAM and Dreyfus, and not the Portfolio or the Acquiring Fund, will pay the expenses relating to the proposed reorganization.

HOW DOES THE BOARD OF TRUSTEES FOR THE PORTFOLIO RECOMMEND I VOTE?

The Board has determined that reorganizing the Portfolio into another investment company that has similar investment policies as the Portfolio and that is part of the Dreyfus Family of Funds offers potential benefits to shareholders of the Portfolio. These potential benefits include:

•	The pursuit of similar investment goals in a larger fund with total operating expenses that are lower (or, in the case of Class B, after fee waivers discussed herein, no higher) than those of the Portfolio;
•	Dreyfus' experience and resources in managing mutual funds;
•	Dreyfus' commitment to limit the total operating expenses of the Acquiring Fund for two years after the reorganization; and
•	The exchange privileges and other services offered to shareholders of the Acquiring Fund.

The Trustees believe the reorganization is in the best interests of the Portfolio and its shareholders. Therefore, the Board of Trustees recommends that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Through the Internet, at the website address listed on your proxy card; or
•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

THE BEAR STEARNS FUNDS

INTERNATIONAL EQUITY PORTFOLIO

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

           A Special Meeting of Shareholders of the International Equity Portfolio (the "Portfolio"), a series of The Bear Stearns Funds, will be held at the offices of [LOCATION], on Thursday, March 4, 2004, at [TIME], for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Portfolio to Dreyfus Premier International Value Fund (the "Acquiring Fund"), in exchange for the Acquiring Fund's Class A, Class B, Class C and Class R shares having an aggregate net asset value equal to the value of the Portfolio's net assets and the assumption by the Acquiring Fund of stated liabilities of the Portfolio (the "Reorganization"). Class A, Class B, Class C and Class R shares of the Acquiring Fund received in the Reorganization will be distributed by the Portfolio to its Class A, Class B, Class C and Class Y shareholders, respectively, in liquidation of the Portfolio, after which the Portfolio will cease operations; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shareholders of record at the close of business on January 2, 2004 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Trustees Stephen A. Bornstein Secretary

New York, New York
January __, 2004

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF PORTFOLIO SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE PORTFOLIO WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE PORTFOLIO TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer Of The Assets Of

INTERNATIONAL EQUITY PORTFOLIO
(A Series of The Bear Stearns Funds)

To And In Exchange For Shares Of
DREYFUS PREMIER INTERNATIONAL VALUE FUND
(A Series of Dreyfus Growth and Value Funds, Inc.)

PROSPECTUS/PROXY STATEMENT
January __, 2004

Special Meeting of Shareholders
To Be Held on Thursday, March 4, 2004

           This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of The Bear Stearns Funds (the "Trust") on behalf of the International Equity Portfolio (the "Portfolio") to be used at the Special Meeting of Shareholders (the "Meeting") of the Portfolio to be held on Thursday, March 4, 2004, at __:00 _.m., at the offices of [LOCATION], for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on January 2, 2004 are entitled to receive notice of and to vote at the Meeting.

           It is proposed that the Portfolio transfer all of its assets to Dreyfus Premier International Value Fund (the "Acquiring Fund"), a series of Dreyfus Growth and Value Funds, Inc. (the "Company"), in exchange for the Acquiring Fund's shares and the assumption by the Acquiring Fund of stated liabilities of the Portfolio, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization"). Upon consummation of the Reorganization, the Acquiring Fund shares received by the Portfolio will be distributed to Portfolio shareholders, with each shareholder receiving a pro rata distribution of Acquiring Fund shares (or fractions thereof) for Portfolio shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Portfolio shares a number of Class A shares, Class B shares, Class C shares or Class R shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Portfolio shares as of the date of the Reorganization.

           This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Portfolio shareholders should know before voting on the proposal or investing in the Acquiring Fund.

           A Statement of Additional Information ("SAI") dated January __, 2004, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Portfolio. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Portfolio, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

           The Portfolio and the Acquiring Fund are open-end management investment companies. The Acquiring Fund is advised by The Dreyfus Corporation ("Dreyfus") and has a similar investment objective and similar investment policies as the Portfolio, which is advised by Bear Stearns Asset Management Inc. ("BSAM") and sub-advised by Marvin & Palmer Associates, Inc. However, the investment practices and limitations of each fund (and the related risks) are not identical. The substantive differences between the Portfolio and the Acquiring Fund are set forth in this Prospectus/Proxy Statement.

           The Acquiring Fund's Prospectus dated January 1, 2004, and Annual Report for its fiscal year ended August 31, 2003 (including its audited financial statements for the fiscal year), each accompany this Prospectus/Proxy Statement. The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Portfolio's most-recent Prospectus, its Annual Report for the fiscal year ended March 31, 2003 and Semi-Annual Report for the six months ended September 30, 2003 please write to the Portfolio at PFPC Inc., P. O. Box 9830, Providence, Rhode Island 02940-8030 (Attention: The Bear Stearns Funds), or call 1-800-447-1139.

           Shareholders are entitled to one vote for each dollar of net asset value standing in the shareholder's name. Class A, Class B, Class C and Class Y shareholders will vote together on the proposal. Portfolio shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. Please note if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. As of December __, 2003, the following numbers of Portfolio shares were issued and outstanding:

Class A Shares    Class B Shares    Class C Shares     Class Y Shares
 Outstanding       Outstanding        Outstanding        Outstanding
---------------  ----------------  ----------------    ---------------

           Proxy materials will be mailed to shareholders of record on or about January __, 2004.

TABLE OF CONTENTS

Summary

Reasons for the Reorganization

Information about the Reorganization

Additional Information about the Acquiring Fund and the Portfolio

Voting Information

Financial Statements and Experts

Other Matters

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees

Exhibit A: Agreement and Plan of Reorganization

Exhibit B: Description of Board Members for the Acquiring Fund	A-1 B-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING
FOR THE TRANSFER OF ALL OF THE ASSETS OF THE PORTFOLIO TO THE
ACQUIRING FUND

SUMMARY

           This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Portfolio's Prospectus and the Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

           Proposed Transaction. The Trust's Board, including the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Portfolio or Acquiring Fund ("Independent Trustees"), has unanimously approved an Agreement and Plan of Reorganization (the "Plan") for the Portfolio. The Plan provides that, subject to the requisite approval of the Portfolio's shareholders, on the date of the Reorganization the Portfolio will assign, transfer and convey to the Acquiring Fund all of the assets of the Portfolio, including all securities and cash, in exchange for Class A, Class B, Class C and Class R shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Portfolio's net assets, and the Acquiring Fund will assume stated liabilities of the Portfolio. The Portfolio will distribute all Acquiring Fund shares received by it among its shareholders so that each Class A, Class B, Class C and Class Y Portfolio shareholder will receive a pro rata distribution of Acquiring Fund Class A, Class B, Class C and Class R shares (or fractions thereof), respectively, having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Portfolio shares as of the date of the Reorganization. Thereafter, the Portfolio will be terminated as a series of the Trust and cease operations.

           As a result of the Reorganization, each Portfolio shareholder will cease to be a shareholder of the Portfolio and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization. No sales charge, redemption fee or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization. Any subsequent redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Acquiring Fund received in exchange for Portfolio shares as a result of the Reorganization will be subject to the same CDSC as the redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Portfolio and would be calculated from the date of original purchase of such Portfolio shares. The Acquiring Fund does not impose a redemption fee. Any investment in the Acquiring Fund after the Reorganization will be subject to any applicable sales charges of the Acquiring Fund.

           The Trust's Board has unanimously concluded that the Portfolio's participation in the Reorganization would be in the best interests of the Portfolio and its shareholders and the interests of the Portfolio's existing shareholders would not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganization."

           Tax Consequences. As a condition to the closing of the Reorganization, the Trust, on behalf of the Portfolio, and the Company, on behalf of the Acquiring Fund, each will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Portfolio, the Portfolio's shareholders, or the Acquiring Fund as a result of the Reorganization. Tax attributes of the Portfolio will carry over to the Acquiring Fund; however, the ability of the Acquiring Fund to utilize the Portfolio's capital loss carryforwards will be subject to limitations. See "Information about the Reorganization—Federal Income Tax Consequences."

           Comparison of the Portfolio and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Portfolio's Prospectus and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

           Goal/Approach. The Portfolio and the Acquiring Fund have similar investment goals and investment approaches. The Portfolio seeks long-term capital appreciation. The Acquiring Fund seeks long-term capital growth. Each of the Acquiring Fund's and Portfolio's investment objective is a fundamental policy, which cannot be changed without the approval of a majority of the relevant fund's outstanding voting shares.

           To pursue their goals, the Acquiring Fund and the Portfolio each normally invests its assets in equity securities of foreign companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets, and the Acquiring Fund invests most of its assets, in such securities. Foreign companies for the Acquiring Fund include those (i) that are organized under the laws of a foreign country, (ii) whose principal trading market is in a foreign country or (iii) with a majority of their assets or business outside the United States.

           The Portfolio normally invests in the securities of companies located in at least three countries outside the United States. The Portfolio expects to invest a substantial portion of its assets in the securities of issuers located in Australia, Canada, Japan, New Zealand and the developed countries of Western Europe. The Portfolio also may invest in the securities of issuers located in countries that are considered to be emerging or developing ("emerging countries") by the World Bank, the International Finance Corporation, or the United Nations and its authorities.

           The Acquiring Fund ordinarily invests most of its assets in securities of foreign issuers which Dreyfus considers to be value companies. The Acquiring Fund typically invests in companies in at least ten foreign countries, and limits its investments in any single company to no more than 5% of its assets at the time of purchase. Like the Portfolio, the Acquiring Fund focuses on investments in developed countries, but may invest in the securities of issuers located in emerging countries.

           Each fund's equity investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings or shortly thereafter, depositary receipts for stocks and other securities having the characteristics of stock (such as an equity or ownership interest in a company). The Acquiring Fund normally invests at least 80% of its assets in stocks.

           In selecting investments for the Portfolio, the Portfolio's sub-investment adviser evaluates whether a particular country's securities markets have higher-than-average potential for capital appreciation. The Portfolio's sub-investment adviser will then seek out companies with strong fundamental characteristics, including solid management, sound balance sheets and the potential for positive earnings growth.

           The Acquiring Fund's investment approach is value oriented and research driven. In selecting stocks for the Acquiring Fund, Dreyfus identifies potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, the Acquiring Fund focuses on three key factors:

•	value, or how a stock is valued relative to its intrinsic worth based on traditional value measures;

•	business health, or overall efficiency and profitability as measured by return on assets and return on equity; and

•	business momentum, or the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a price increase near term to midterm.

           The Acquiring Fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the portfolio manager's expectations.

           Each of the Portfolio and the Acquiring Fund may purchase or sell foreign currency exchange contracts for hedging purposes. The Acquiring Fund also may engage in such transactions to gain exposure to a foreign currency in an attempt to realize gains. In addition, each of the Portfolio and Acquiring Fund may, but is not required to, use derivatives, such as options and futures, as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy. The Portfolio and the Acquiring Fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of the fund's portfolio securities. The Portfolio is limited to short selling "against-the-box."

           The Portfolio and Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the Portfolio's or Acquiring Fund's total assets.

           Both the Portfolio and the Acquiring Fund are diversified, which generally means that with respect to 75% of the Portfolio's or the Acquiring Fund's total assets, it will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of a single issuer.

           The Acquiring Fund is a separate series of the Company, which is a corporation organized under the laws of the State of Maryland. The Portfolio is a separate series of the Trust, which is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts. See "Certain Organizational Differences Between the Acquiring Fund and the Portfolio" below.

           Main Risks. The principal risks associated with an investment in the Portfolio and the Acquiring Fund are similar. These risks, as primarily described in the Acquiring Fund's Prospectus, are discussed below. As a result, the value of your investment in the Acquiring Fund, as in the Portfolio, will fluctuate, sometimes dramatically, which means you could lose money.

•	Foreign investment risk. The performance of the Acquiring Fund and the Portfolio will be influenced by the political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund's volatility.

•	Emerging market risk. Although the Acquiring Fund and the Portfolio focus on investments in developed markets, they each may invest in securities of issuers located in emerging markets which tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price.

•	Market risk. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•	Issuer risk. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

•	Smaller company risk. Small and midsize companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and a fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

•	Value stock risk. The Acquiring Fund ordinarily invests in what Dreyfus considers to be value companies. Value stocks involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, a fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

•	Market sector risk. Each fund may overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries, or sectors.

•	Derivatives risk. Each fund may invest in derivative instruments, such as options and futures contracts (including those relating to securities, foreign currencies, indexes or interest rates). A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.

•	Short sale risk. The Acquiring Fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund. The Portfolio may only make short sales "against-the-box," in which the fund enters into a short sale of a security it owns.

•	IPO risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

           Under adverse market conditions, each fund may invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

           Each fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

           Each fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

           Management Fee. The Portfolio and the Acquiring Fund have different management fee structures. Pursuant to an Amended and Restated Investment Advisory Agreement with BSAM, the Portfolio has agreed to pay BSAM a fee for investment advisory services at the annual rate of 1.00% of the value of the Portfolio's average daily net assets. In addition to the advisory fee, the Portfolio has agreed to pay Bear Stearns Funds Management Inc. ("BSFM"), an affiliate of BSAM, pursuant to an Administration Agreement, an administration fee at the maximum annual rate of 0.15% of the value of the Portfolio's average daily net assets. BISYS Fund Services Ohio, Inc. ("BISYS") also provides certain administrative services to the Portfolio pursuant to a Fund Accounting and Administrative Services Agreement at the maximum annual rate of 0.035% of the value of the Portfolio's average daily net assets. The administrative fee payable to BSFM varies with the size of the Portfolio's assets, and is charged at an annual rate of 0.15% of Portfolio net assets up to $1 billion, 0.12% of the next $1 billion of such assets, 0.10% of the next $3 billion of such assets and 0.08% of Portfolio net assets above $5 billion. The fee payable to BISYS varies with the size of the Trust's assets, but was chargeable at the maximum rate for the Portfolio's last fiscal year, and subjects the Trust to a minimum annual fee of $1,120,000. BSAM pays the Portfolio's investment sub-adviser, Marvin & Palmer Associates, Inc., a sub-investment advisory fee from the investment advisory fee BSAM receives from the Portfolio.

           Pursuant to the Management Agreement with Dreyfus, the Acquiring Fund has agreed to pay Dreyfus a management fee at the annual rate of 1.00% of the value of the Acquiring Fund's average daily net assets. The services covered in the Portfolio's Advisory Agreement with BSAM, Administration Agreement with BSFM and Fund Accounting and Administrative Services Agreement with BISYS, which resulted in an aggregate fee payable of 1.185% of the Portfolio's average daily net assets for the fiscal year ended March 31, 2003, are included in the management fee payable by the Acquiring Fund to Dreyfus. Thus, as a result of the Reorganization, the management fee payable to Dreyfus by the Acquiring Fund will not exceed the aggregate annual rate of fees payable by the Portfolio to BSAM, BSFM and BISYS for the provision of investment advisory and administrative services.

           Sales Charges. The schedules of sales charges imposed at the time of purchase of Class A shares of the Portfolio and Acquiring Fund are substantially similar. The maximum sales charge imposed on the purchase of Class A shares is 5.50% for the Portfolio and 5.75% for the Acquiring Fund for investments of less than $50,000. Though the maximum front-end sales charge for Class A shares of the Acquiring Fund is 0.25% greater than that for Class A shares of the Portfolio, Class A shares of the Acquiring Fund are not subject to an ongoing Rule 12b-1 plan fee of 0.25% as are Class A shares of the Portfolio. In addition, for purchases of Acquiring Fund Class A shares in amounts ranging from $50,000 to $499,999, the front-end sales charge is 0.25% less than that charged for Portfolio Class A shares of the same amount. Portfolio and Acquiring Fund Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase are subject to a 1.00% CDSC. With respect to Class B or Class C shares of the Acquiring Fund received by shareholders in exchange for Portfolio shares as a result of the Reorganization, the CDSC imposed by the Acquiring Fund at the time of redemption of such Class B shares and Class C shares is identical to that imposed by the Portfolio. Additional Class B shares of the Acquiring Fund purchased after the Reorganization will be subject to the Acquiring Fund's maximum CDSC of 4% and will convert to Class A shares of the Acquiring Fund in the sixth year after purchase, instead of 5% and conversion in the eighth year after purchase, respectively, as is the case with Class B shares of the Portfolio purchased before December 1, 2003. Class B shares of the Portfolio purchased on or after December 1, 2003 are subject to the same CDSC and conversion schedules as Class B shares of the Acquiring Fund.

           No sales charge or CDSC will be imposed at the time of the Reorganization.

           Redemption fee. The Portfolio imposes a redemption fee of 1.00% of the total redemption amount (calculated at market value) if you sell your Portfolio shares 60 days or less after you purchase them. The redemption fee is paid directly to the Portfolio, and is designed to offset market impact and other costs associated with short-term trading. The Acquiring Fund does not impose a redemption fee.

           Expenses. The fees and expenses set forth below are based on net assets and accruals for the respective fund as of September 30, 2003. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and fund accruals of the Portfolio and the Acquiring Fund, as adjusted showing the effect of the Reorganization had it occurred on September 30, 2003. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices. Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund for the two-year period after the Reorganization, so that Acquiring Fund expenses (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed the Portfolio's net operating expenses listed in the fee table.

Annual Fund Operating Expenses (expenses paid from fund assets) as a percentage of average daily net assets:

                                                                                   Pro Forma After
                                                                                    Reorganization
                                    Portfolio            Acquiring Fund             Acquiring Fund
                                     Class A                Class A                    Class A
                                    -----------         ----------------           ----------------
  Management fees                    1.00%                   1.00%*                     1.00%*
  Rule 12b-1 fee                      .25%                    None                       None
  Shareholder services fee            .25%                    .25%                       .25%
  Other expenses                      .80%                    .19%                       .19%
  --------------                    -----------         ----------------           ----------------
  Total                              2.30%                   1.44%                      1.44%
  Fee waiver and/or expense          (.55)%                    N/A                       N/A
  reimbursement
  Net operating expenses             1.75%                      1.44%                  1.44%

                                                                                   Pro Forma After
                                                                                    Reorganization
                                   Portfolio               Acquiring Fund          Acquiring Fund
                                     Class B                Class B                     Class B
                                    -----------         ----------------           ----------------
  Management fees                     1.00%                   1.00%*                    1.00%*
  Rule 12b-1 fee                       .75%                    .75%                      .75%
  Shareholder services fee             .25%                    .25%                      .25%
  Other expenses                       .80%                    .29%                      .36%
  --------------                    -----------         ----------------           ----------------
  Total                               2.80%                   2.29%                     2.36%
  Fee waiver and/or expense          (.55)%                  N/A                       (.11)%
  reimbursement
  Net operating expenses              2.25%                 2.29%                      2.25%

                                                                                    Pro Forma After
                                                                                     Reorganization
                                    Portfolio            Acquiring Fund              Acquiring Fund
                                     Class C                Class C                     Class C
                                    -----------         ----------------           ----------------
  Management fees                     1.00%                   1.00%*                    1.00%*
  Rule 12b-1 fee                       .75%                    .75%                      .75%
  Shareholder services fee             .25%                    .25%                      .25%
  Other expenses                       .80%                    .22%                      .17%
  --------------                    -----------         ----------------           ----------------
  Total                               2.80%                   2.22%                     2.17%
  Fee waiver and/or expense          (.55)%                  N/A                        N/A
  reimbursement
  Net operating expenses              2.25%                 2.22%                      2.17%

                                                                                    Pro Forma After
                                                                                    Reorganization
                                    Portfolio           Acquiring Fund              Acquiring Fund
                                     Class Y              Class R                      Class R
                                  -----------         ----------------           ----------------
  Management fees                     1.00%                 1.00%*                    1.00%*
  Rule 12b-1 fee                      None                   None                      None
  Shareholder services fee            None                   None                      None
  Other expenses                       .80%                  .10%                      .10%
  --------------                    -----------         ----------------           ----------------
  Total                               1.80%                 1.10%                     1.10%
  Fee waiver and/or expense           (.55)%                 N/A                         N/A
  reimbursement
  Net operating expenses              1.25%                 1.10%                      1.10%

_________________

*	Management fees for the Acquiring Fund, in addition to investment advisory services, cover administrative and internal accounting services, which are included for the Portfolio under "Other expenses." See "Management Fees" above.

Example

           This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The one-year example and the first and, for the Acquiring Fund, the second year of the three-, five- and ten-years examples for each class of the Portfolio and for Class B of the Acquiring Fund are based on net operating expenses, which reflect the expense waiver/reimbursement by BSAM. Because actual returns and expenses will be different, the example is for comparison only.

                                 Portfolio                                              Acquiring Fund
               -----------------------------------------------        ---------------------------------------------------
                 Class A    Class B     Class C     Class Y             Class A    Class B     Class C      Class R
                 Shares     Shares*     Shares*     Shares              Shares     Shares*     Shares*      Shares
                --------    --------    --------    --------            -------    --------    -------      -------
1 Year           $718       $728/        $328/      $127                $713       $732/        $325/       $112
                            $228         $228                                      $232         $225

3 Years          $1,179     $1,116/      $816/      $513                $1,004     $1,015/      $694/       $350
                            $816         $816                                      $715         $694

5 Years          $1,665     $1,631/      $1,431/    $924                $1,317     $1,425/      $1,190/     $606
                            $1,431       $1,431                                    $1,225       $1,190

10 Years         $3,001     $2,969**/    $3,088/    $2,071              $2,200     $2,449**/    $2,554/     $1,340
                            $2,969       $3,088                                    $2,449       $2,554

                               Acquiring Fund
                      Pro Forma After Reorganization
                --------------------------------------------------
                  Class A    Class B      Class C      Class R
                  Shares     Shares*      Shares*      Shares
                  ------     -------      -------      -------
1 Year            $713       $728/        $320/        $112
                             $228         $220

3 Years           $1,004     $1,015/      $679/        $350
                             $715         $679

5 Years           $1,317     $1,440       $1,164/      $606
                             $1,240       $1,164

10 Years          $2,200     $2,449**/    $2,503/      $1,340
                             $2,449       $2,503

_________________
*With redemption/without redemption. For the Portfolio and Acquiring Fund Class B, this amount reflects the CDSC applicable to Portfolio shares purchased before December 1, 2003.
**Assumes conversion of Class B to Class A at end of the eighth year following the date of initial purchase (the conversion schedule applicable to Class B shares of the Portfolio and to Class B shares of the Acquiring Fund received in the Reorganization).

           Past Performance. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and Portfolio. Each bar chart shows the changes in the performance of the respective fund's Class A shares from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The tables compare the average annual total returns of the Acquiring Fund's Class A shares and the Portfolio's Class A, Class B, Class C and Class Y shares to those of the Morgan Stanley Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index"), a broad measure of foreign stock performance. These returns for the Acquiring Fund and the Portfolio include applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Since Acquiring Fund Class B, Class C and Class R shares are new (offering commenced November 15, 2002), past performance information is not provided for those Classes. Performance for each share class will vary from the performance of the other share classes because of differences in charges and expenses.

           After-tax performance is shown only for Class A shares. After-tax performance of the respective fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund — Class A Shares
Year-by-year total returns as of 12/31 each year (%)

+10.35	+9.04	+9.94	+25.73	-4.06	-12.94	-11.23

'93	'94	'95	'96	'97	'98	'99	'00	'01	'02

Best Quarter: Worst Quarter:	Q4 '98 Q3 '02	+15.72% -20.49%

The year-to-date total return for the Class A shares of the Acquiring Fund as of 9/30/03 was 21.10%.

Acquiring Fund
Average annual total returns as of 12/31/02

Share Class/                                                         Since
Inception Date                    1 Year          5 Years          Inception
----------------------------- --------------- ----------------- ----------------
Class A (9/29/95)
returns before taxes             -16.34%          -0.69%            2.44%
                              --------------- ----------------- ----------------
Class A
returns after taxes on
distributions                    -16.62%          -1.78%            1.41%
                              --------------- ----------------- ----------------
Class A
returns after taxes on
distributions and sale of
fund shares                      - 9.87%          -0.69%            1.77%
                              --------------- ----------------- ----------------
MSCI EAFE®Index
reflects no deduction for
fees, expenses or taxes          -15.94%          -2.89%           -0.42%
                              --------------- ----------------- ----------------

Portfolio — Class A Shares
Year-by-year total returns as of 12/31 each year (%)

+25.86	+81.89	-21.27	-29.92	-24.36

'93	'94	'95	'96	'97	'98	'99	'00	'01	'02

Best Quarter: Worst Quarter:	Q4 '99 Q3 '02	+60.15% -16.91%

The year-to-date total return for the Class A shares of the Portfolio as of 9/30/03 was 9.21%.

Portfolio
Average annual total returns as of 12/31/02

Share Class/
Inception Date                    1 Year          5 Years       Since Inception
----------------------------- --------------- ----------------- ----------------
Class A (12/29/97)
returns before taxes             -28.52%           -2.03%           -2.02%
                              --------------- ----------------- ----------------
Class A
returns after taxes on
distributions                    -28.52%           -2.15%           -2.15%
                              --------------- ----------------- ----------------
Class A
returns after taxes on
distributions and sale of
fund shares                      -17.51%           -1.57%           -1.57%
                              --------------- ----------------- ----------------
Class B (12/29/97)
returns before taxes             -28.55%           -1.81%           -1.61%
                              --------------- ----------------- ----------------
Class C (12/29/97)
returns before taxes             -25.54%           -1.42%           -1.42%
                              --------------- ----------------- ----------------
Class Y (7/5/01)
returns before taxes             -23.82%            N/A             -23.25%
                              --------------- ----------------- ----------------
MSCI EAFE®Index
reflects no deduction for
fees, expenses or taxes        -15.66%         -2.61%            -2.19%*
                              --------------- ----------------- ----------------

_______________________
* Reflects the period 12/29/97 through 12/31/02. For the period 6/30/01 through 12/31/02, the average annual total return of the MSCI EAFE Index was -15.75%.

           Investment Advisers. The investment adviser for the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus managed approximately $168 billion in approximately 200 mutual fund portfolios as of October 31, 2003. Dreyfus is the primary mutual fund business of Mellon Financial Corporation ("Mellon"), a global financial services company with approximately $3.2 trillion of assets under management, administration or custody, including approximately $625 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.

           BSAM, located at 383 Madison Avenue, New York, New York 10179, is the Portfolio's investment adviser. BSAM, a wholly owned subsidiary of The Bear Stearns Companies Inc., was established in 1985. The Bear Stearns Companies Inc. is a holding company that, through its subsidiaries (including its principal subsidiary, Bear, Stearns & Co. Inc.), is a leading United States investment banking, securities trading and brokerage firm serving U.S. and foreign corporations, governments and institutional and individual investors. BSAM is a registered investment adviser and provides investment advisory and administrative services to open-end investment funds and other managed accounts with aggregate assets at October 31, 2003 of approximately $22.1 billion.

           Marvin & Palmer Associates, Inc. serves as the sub-investment adviser to the Portfolio, pursuant to an agreement with BSAM and subject to the overall supervision of BSAM. Marvin & Palmer Associates, Inc., a registered investment adviser, was founded in 1986 and specializes in global, non-U.S., emerging market and U.S. equity portfolio management for institutional accounts. As of October 31, 2003, Marvin & Palmer Associates, Inc. managed approximately $__ billion in assets. Marvin & Palmer Associates, Inc. is located at 1201 North Market Street, Suite 2300, Wilmington, Delaware 19801.

           Portfolio Managers. David F. Marvin of Marvin & Palmer Associates, Inc. leads a team of eight portfolio managers who manage the Portfolio's investments. The Acquiring Fund's primary portfolio manager is D. Kirk Henry. Mr. Henry has held this position since June 2002. Mr. Henry has been employed by Dreyfus since May 1996 and by The Boston Company Asset Management LLC, an affiliate of Dreyfus, since 1994.

           Board Members. The Board members for the Portfolio and the Acquiring Fund are different. None of the Board members for the Acquiring Fund is an "interested person" (as defined in the 1940 Act) of the Acquiring Fund or Portfolio (hereinafter referred to as "Independent Board Members"). The Board for the Acquiring Fund has standing audit, nominating and compensation committees. The function of the audit committee is to oversee the Acquiring Fund's financial and reporting policies and certain internal control matters; the function of the nominating committee is to select and nominate all candidates for election as Independent Board Members for the Acquiring Fund; and the function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Acquiring Fund also has a standing pricing committee to assist in valuing the fund's investments. For a description of the Board members for the Acquiring Fund, see Exhibit B.

           Independent Auditors. Ernst & Young LLP are the Acquiring Fund's independent auditors. Deloitte & Touche LLP are the Portfolio's independent auditors.

           Capitalization. The Portfolio has classified its shares into four classes--Class A, Class B, Class C and Class Y--and the Acquiring Fund has classified its shares into five classes--Class A, Class B, Class C, Class R and Class T. The Portfolio's Class Y shares will be exchanged for the Acquiring Fund's Class R shares. Because the Portfolio does not have Class T shares, there will be no exchange for Class T shares of the Acquiring Fund. The following table sets forth as of September 30, 2003 (1) the capitalization of each Class of the Portfolio's shares, (2) the capitalization of each Class of the Acquiring Fund's shares* and (3) the pro forma capitalization of each Class of the Acquiring Fund's shares,* as adjusted showing the effect of the Reorganization had it occurred on such date.

                                                                                            Pro Forma After
                                                                                             Reorganization
                                           Portfolio              Acquiring Fund              Acquiring Fund
                                            Class A                 Class A                     Class A
                                        -------------------     ------------------        --------------------
  Total net assets                         $14,203,545             $353,673,861                 $367,877,406
  Net asset value per share                $12.45                  $14.58                       $14.58
  Shares outstanding                       1,141,129               24,263,898                   25,238,078

                                                                                              Pro Forma After
                                                                                               Reorganization
                                           Portfolio            Acquiring Fund               Acquiring Fund
                                            Class B                 Class B                     Class B
                                        -------------------     ------------------        --------------------
  Total net assets                         $4,842,906              $1,522,865                   $6,365,771
  Net asset value per share                $12.12                  $14.47                       $14.47
  Shares outstanding                       399,622                 105,278                      439,964

                                                                                               Pro Forma After
                                                                                             Reorganization
                                           Portfolio              Acquiring Fund               Acquiring Fund
                                           Class C                 Class C                     Class C
                                        -------------------     ------------------        --------------------
  Total net assets                         $15,620,395             $2,269,331                   $17,889,726
  Net asset value per share                $12.13                  $14.50                       $14.50
  Shares outstanding                       1,287,274               156,478                      1,233,747

                                                                                              Pro Forma After
                                                                                             Reorganization
                                           Portfolio              Acquiring Fund               Acquiring Fund
                                           Class Y                 Class R                     Class R
                                        -------------------     ------------------        --------------------
  Total net assets                         $31,736,320             $4,182,374                   $35,918,694
  Net asset value per share                $12.67                  $14.60                       $14.60
  Shares outstanding                       2,505,596               286,491                      2,460,212

________________
* Class A, Class B, Class C and Class R only. Total net assets attributable to Class T amounted to $60,314 as of such date.

           Purchase Procedures. Although the methods available to purchase shares of the Portfolio and the Acquiring Fund and the automatic investment services they offer are substantially similar, the procedures are different. See "Account Policies – Buying Shares," "Services for Fund Investors" and "Instructions for Regular Accounts" in the Acquiring Fund's Prospectus and "How to Buy Shares" and "Shareholder Services" in the Acquiring Fund's Statement of Additional Information for a discussion of purchase procedures for shares of the Acquiring Fund.

           Distribution Plan. Class A, Class B and Class C shares of the Portfolio and Class B and Class C shares of the Acquiring Fund are subject to plans adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan"). Under the relevant Rule 12b-1 Plan, the Portfolio pays its distributor a fee at an annual rate of 0.25% of the average daily net assets of Class A shares and 0.75% of the average daily net assets of Class B shares and Class C shares, and the Acquiring Fund pays its distributor a fee at the annual rate of 0.75% of the average daily net assets of Class B shares and Class C shares, to finance the sale and distribution of such shares. There are no Rule 12b-1 Plan fees for Class Y shares of the Portfolio or Class A and Class R shares of the Acquiring Fund. Because the Rule 12b-1 Plan fee is paid out of the assets attributable to the relevant Class of shares on an ongoing basis, over time it will increase the cost of your investment in such Class of shares and may cost you more than paying other types of sales charges. See "Distribution Plan and Shareholder Services Plan--Distribution Plan" in the Acquiring Fund's Statement of Additional Information for a discussion of the Rule 12b-1 Plan adopted for the Acquiring Fund.

           Shareholder Services Plan. Class A, Class B and Class C shares of the Portfolio and Class A, Class B and Class C shares of the Acquiring Fund are subject to shareholder services plans pursuant to which the Portfolio and the Acquiring Fund each pay their respective distributor (or other shareholder service providers) a fee at an annual rate of 0.25% of the average daily net assets of the relevant Class for providing shareholder services. See "Distribution Plan and Shareholder Services Plan—Shareholder Services Plan" in the Acquiring Fund's Statement of Additional Information for a discussion of the Shareholder Services Plan adopted for the Acquiring Fund.

           Redemption Procedures. Although the methods available to sell (redeem) shares of the Portfolio and the Acquiring Fund are substantially similar, the procedures are different. The Portfolio imposes a 1.00% redemption fee on shares sold within 60 days of purchase. The Acquiring Fund does not impose a redemption fee. In addition, the Portfolio charges a $7.50 transaction fee for wiring redemption proceeds; the Acquiring Fund currently does not charge such transaction fees. See "Account Policies—Selling Shares" and "Instructions for Regular Accounts" in the Acquiring Fund's Prospectus and "How to Redeem Shares" in the Acquiring Fund's Statement of Additional Information for a discussion of redemption procedures for shares of the Acquiring Fund.

           Distributions. The dividend and distributions policies of the Portfolio and the Acquiring Fund are identical. Although it may do so more frequently, the Acquiring Fund, like the Portfolio, anticipates paying its shareholders any dividends or distributions once a year. The actual amount of dividends paid per share by the Portfolio and the Acquiring Fund is different.

           Shareholder Services. The shareholder services offered by the Portfolio and the Acquiring Fund are substantially similar, with additional services available in the Acquiring Fund. The types of privileges you currently have with respect to your Portfolio account will transfer automatically to your account with the Acquiring Fund. See "Services for Fund Investors" in the Acquiring Fund's Prospectus and "Shareholder Services" in the Acquiring Fund's Statement of Additional Information for a further discussion of the shareholder services offered by the Acquiring Fund.

           Certain Organizational Differences Between the Acquiring Fund and the Portfolio. The Portfolio is a separate series of the Trust, which is a Massachusetts business trust, and the rights of its shareholders are governed by the Trust's Agreement and Declaration of Trust (the "Trust Agreement"), the Trust's By-Laws and applicable Massachusetts law. The Acquiring Fund is a separate series of the Company, which is a Maryland corporation, and the rights of its shareholders are governed by the Company's Articles of Incorporation (the "Charter"), the Company's By-Laws and the Maryland General Corporation Law (the "Maryland Code"). Certain relevant differences between the two forms of organization are summarized below.

           Shareholder Meetings and Voting Rights. Generally, neither the Acquiring Fund nor the Portfolio is required to hold annual meetings of its shareholders. The relevant Board is required to call a special meeting of shareholders for the purpose of removing a Board member when requested in writing to do so by the holders of at least 10% of its outstanding shares entitled to vote. Shareholders may remove a Board member by the affirmative vote of two-thirds, in the case of the Portfolio, or a majority, in the case of the Acquiring Fund, of the respective fund's outstanding voting shares. Moreover, the Board will call a meeting of shareholders for the purpose of electing Board members if at any time less than a majority of the Board members then holding office have been elected by the shareholders.

           Shares of the Acquiring Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of the Portfolio are entitled to one vote for each dollar of net asset value standing in the name of the shareholder. Generally, on matters submitted to a vote of shareholders, all shares of the Portfolio and Acquiring Fund then entitled to vote will be voted in the aggregate as a single class. The Trust Agreement provides that 30% of the shares entitled to vote shall constitute a quorum for the transaction of business at a shareholders' meeting. The Company's Charter provides that 33-1/3% of the shares entitled to vote shall constitute a quorum for the transaction of business at a stockholders meeting. Matters requiring a larger vote by law or under the organizational documents for the Fund or Acquiring Portfolio are not affected by such quorum requirements.

           Shareholder Liability. Under Maryland law, Acquiring Fund stockholders have no personal liability as such for the Acquiring Fund's acts or obligations.

           Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Portfolio and requires that notice of such disclaimer be given in every note, bond, contract or other undertaking issued or entered into by or on behalf of the Portfolio, or the Trust's Trustees. The Trust Agreement provides for indemnification out of the Portfolio's property of all losses and expenses of any shareholder held personally liable for the obligations of the Portfolio solely by reason of being or having been a Portfolio shareholder and not because of such shareholder's acts or omissions or some other reason. Thus, the Portfolio considers the risk of a Portfolio shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Portfolio itself would be unable to meet its obligations. The Trust Agreement also provides that the Portfolio, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Portfolio and satisfy any judgment thereon.

           Liability and Indemnification of Board Members. Under Maryland law, the Company's Charter and By-Laws and subject to the 1940 Act, a Director or officer of the Company is not liable to the Acquiring Fund or its stockholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful). Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Acquiring Fund except where the individual is adjudged liable to the Acquiring Fund. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the Acquiring Fund is insured against losses arising from the advances, or (iii) the disinterested non-party directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification. Officers, employees and agents may be indemnified to the same extent as Directors and to such further extent as is consistent with law.

           If these provisions of Maryland law are amended, the Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended. No amendment or repeal of the provisions of the Charter relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

           Under the Trust's Trust Agreement and By-Laws, subject to the 1940 Act, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, unless such Trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties. A Trustee is entitled to advances of expenses in the course of litigation if (i) such Trustee undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Trustee provides acceptable security, (y) the Fund is insured against losses arising from the advances, or (z) the disinterested non-party Trustees or independent legal counsel determine there is a reason to believe the Trustee ultimately will be found to be entitled to indemnification. Officers, employees and agents of the Trust may be indemnified to the same extent as Trustees.

           Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

* * * * * * * * *

           The foregoing is only a summary of certain differences between the Acquiring Fund, the Company's Charter, By-Laws and Maryland law, and the Portfolio, the Trust's Trust Agreement, By-Laws and Massachusetts law. It is not a complete description of the differences, but only of material differences. Shareholders desiring copies of the Company's Charter and By-Laws or the Trust's Trust Agreement and By-Laws should write to the relevant fund.

REASONS FOR THE REORGANIZATION

           The Board members for the Portfolio and the Acquiring Fund have concluded that the Reorganization is in the best interests of the Portfolio and the Acquiring Fund, respectively, and their shareholders. BSAM has informed the Trust's Board that it has entered into a strategic arrangement with Dreyfus with respect to the Portfolio and the other portfolios of the Trust. Pursuant to the arrangement with respect to the Portfolio, the Portfolio would transfer its assets, subject to stated liabilities, to a larger fund advised by Dreyfus. As of October 31, 2003, the Portfolio had assets of approximately $______ million, and the Acquiring Fund had assets of approximately $______. BSAM believes, and the Trust's Board concurs, that the proposed Reorganization will be advantageous to the shareholders of the Portfolio for several reasons. First, Portfolio shareholders would continue to pursue similar investment goals in a larger fund with annual operating expenses that are lower (or, in the case of Class B, after fee waivers discussed herein, no higher) than those of the Portfolio, without diluting shareholder interests. Second, Dreyfus provides investment advisory services and is responsible for the overall management of the Acquiring Fund's operations. Shareholders should benefit from Dreyfus' experience and resources in managing investment companies. Founded in 1947, Dreyfus managed approximately 200 investment company portfolios with approximately $168 billion in assets as of October 31, 2003. Third, for at least the next two years the Acquiring Fund's total annual operating expenses will not be higher than, and should be less than, the Portfolio's historical operating expenses. Fourth, the Acquiring Fund is part of a diverse family of mutual funds, currently with approximately [100] portfolios in the Dreyfus Premier Family of Funds that will be available to Acquiring Fund shareholders through exchanges. Currently, Portfolio shareholders may exchange into nine other portfolios of the Trust.

           The Board of Trustees for the Acquiring Fund considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund.

           The Boards for the Portfolio and the Acquiring Fund also considered that BSAM will receive economic benefits if the Reorganization is completed, including receipt of payments from Dreyfus in consideration of BSAM's performance of certain obligations under an agreement with Dreyfus.

           In determining whether to recommend approval of the Reorganization, each Board also considered (1) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (2) the compatibility of the Portfolio's and Acquiring Fund's investment objective, management policies and restrictions, as well as shareholder services offered by the Portfolio and the Acquiring Fund; (3) the expense ratios and information regarding the fees and expenses of the Portfolio and the Acquiring Fund; (4) the tax consequences of the Reorganization; (5) the relative performance of the Portfolio and the Acquiring Fund; and (6) that the costs to be incurred by the Portfolio and the Acquiring Fund in connection with the Reorganization would be borne by BSAM and Dreyfus, and not the Portfolio or the Acquiring Fund.

           For the reasons described above, the Board of Trustees for the Portfolio, including the Independent Trustees, approved the Reorganization. Similarly, the Board of Directors for the Acquiring Fund, including the Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

           Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the copy of the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Portfolio's shareholders, the Acquiring Fund will acquire all of the assets of the Portfolio in exchange for Acquiring Fund Class A, Class B, Class C and Class R shares and the assumption by the Acquiring Fund of stated liabilities of the Portfolio on April 16, 2004 or such later date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Fund shares to be issued to the Portfolio will be determined on the basis of the relative net asset values per share and aggregate net assets attributable to the corresponding Class of the Portfolio and the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Portfolio and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption "Account Policies—Buying Shares" in the Acquiring Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund's Statement of Additional Information.

           On or before the Closing Date, the Portfolio will declare a dividend or dividends that together with all dividends that have been declared previously will have the effect of distributing to Portfolio shareholders all of the Portfolio's previously undistributed investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt income and net capital gain (after reduction for any capital loss carryforwards), if any, earned or realized for all taxable years or periods ending on or before the Closing Date.

           As soon as conveniently practicable after the Closing Date, the Portfolio will liquidate and distribute pro rata to its Class A, Class B, Class C and Class Y shareholders of record as of the close of business on the Closing Date, Acquiring Fund Class A, Class B, Class C and Class R shares, respectively, received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Portfolio shareholder, each account representing the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Portfolio will be terminated as a series of the Trust and cease operations. After the Closing Date, any outstanding certificates representing Portfolio shares will represent Acquiring Fund shares distributed to the record holders of the Portfolio.

           The Plan may be amended at any time prior to the Reorganization. The Portfolio will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Portfolio and the Acquiring Fund under the Plan are subject to various conditions, including approval by Portfolio shareholders and the continuing accuracy of various representations and warranties of the Portfolio and the Acquiring Fund. Consummation of the transactions contemplated by the Plan also is subject to Dreyfus and BSAM satisfying certain obligations pursuant to their agreement. In addition, consummation of the Reorganization is subject to consummation of the reorganization of the Prime Money Market Portfolio, a series of the Trust managed by BSAM, with a newly-formed money market fund managed by Dreyfus.

           The total expenses of the Reorganization are expected to be approximately $[EXPENSES], which will be borne by BSAM and Dreyfus. In addition to use of the mails, proxies may be solicited personally or by telephone, and BSAM and Dreyfus may pay persons holding Portfolio shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, the Portfolio may retain an outside firm to solicit proxies on behalf of the Trust's Board. The cost of any such outside firm solicitation, which will be paid by BSAM and Dreyfus, is estimated to be approximately $[EXPENSES].

           By approving the Reorganization, Portfolio shareholders are also, in effect, agreeing to the Acquiring Fund's investment advisory and distribution arrangements, Board composition, and independent auditors. If the Reorganization is not approved by Portfolio shareholders, the Trust's Board has directed that the Portfolio be liquidated, and shareholders will be given an opportunity prior to the liquidation to exchange their shares at net asset value for shares of a corresponding Class of a fund in the Dreyfus Premier Family of Funds. Any redemption of Class B or Class C shares (or Class A shares subject to a CDSC) received in the exchange will be subject to the same CDSC as redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Portfolio and such Class B shares will be subject to the same conversion schedule as Class B shares of the Portfolio (in each case, calculated from the date of original purchase of such Portfolio shares).

           Temporary Suspension of Certain of the Portfolio's Investment Restrictions. Since certain of the Portfolio's existing investment restrictions could preclude the Portfolio from consummating the Reorganization in the manner contemplated in the Plan, Portfolio shareholders are requested to authorize the temporary suspension of any investment restriction of the Portfolio to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of the Portfolio's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

           Federal Income Tax Consequences. The exchange of Portfolio assets for Acquiring Fund shares, and the Acquiring Fund's assumption of the Portfolio's stated liabilities, is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, the Portfolio will receive the opinion of Kramer Levin Naftalis & Frankel LLP, counsel to the Portfolio, and the Acquiring Fund will receive an opinion of Stroock & Stroock & Lavan LLP, counsel to the Acquiring Fund, each to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Portfolio's assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of stated liabilities of the Portfolio, followed by the distribution by the Portfolio of the Acquiring Fund's shares to Portfolio shareholders in complete liquidation of the Portfolio, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Portfolio and the Acquiring Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Portfolio in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of stated liabilities of the Portfolio pursuant to the Reorganization; (3) no gain or loss will be recognized by the Portfolio upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of stated liabilities of the Portfolio or upon the distribution (whether actual or constructive) of Acquiring Fund shares to Portfolio shareholders in exchange for their shares of the Portfolio in liquidation of the Portfolio pursuant to the Reorganization; (4) no gain or loss will be recognized by Portfolio shareholders upon the exchange of Portfolio shares for Acquiring Fund shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund shares received by each Portfolio shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Portfolio shares held by such shareholder immediately prior to the Reorganization, and the holding period of Acquiring Fund shares to be received by each Portfolio shareholder will include the period during which the shareholder's Portfolio shares exchanged therefor were held by such shareholder (provided those Portfolio shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Portfolio asset acquired by the Acquiring Fund pursuant to the Reorganization will be the same as the tax basis of such asset to the Portfolio immediately prior to the Reorganization, and the holding period of each Portfolio asset in the hands of the Acquiring Fund will include the period during which such asset was held by the Portfolio.

           The foregoing opinions will state that no opinion will be expressed as to the effect of the Reorganization on the Portfolio or the Acquiring Fund or any Portfolio shareholder with respect to any Portfolio asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

           Neither the Portfolio nor the Acquiring Fund has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinions of counsel are not binding on the IRS nor do they preclude the IRS from adopting a contrary position. Portfolio shareholders should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Portfolio shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

           As of the Portfolio's fiscal year ended March 31, 2003, the Portfolio has an unused capital loss carryforward of approximately [$  ] million. If the Reorganization is consummated, the amount of those carryforwards that the Acquiring Fund can utilize in any one year will be subject to limitations, and any amount that cannot be utilized in any one year may be carried over to a succeeding year subject to the same limitations in such year. If a fund's gains exceed its carryforward limitation, then the fund would distribute to its shareholders a greater amount than if no limitation had been imposed, and the fund would have fewer assets available for investment. Different amounts of the capital loss carryforwards expire in different years. Consequently, as a result of the limitations on the use of capital loss carryforwards, if the Reorganization is consummated, and depending on the amount of the Portfolio's gains, some or all of the Portfolio's capital loss carryforwards at the time of the Reorganization (which may differ from the number set forth above) may expire unused.

Required Vote and Board's Recommendation

           The Trust's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Portfolio and its shareholders and (2) the interests of shareholders of the Portfolio will not be diluted as a result of the Reorganization. Pursuant to the Trust's charter documents, an affirmative vote of a majority of the Portfolio's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization. Shareholders are entitled to one vote for each dollar of net asset value standing in the shareholder's name on the books of the Trust.

THE TRUST'S BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE
PORTFOLIO

           Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus forming a part of its Registration Statement on Form N-1A (File No. 33-51061). Information about the Portfolio is incorporated by reference into this Prospectus/Proxy Statement from the Portfolio's Prospectus forming a part of its Registration Statement on Form N-1A (File No. 33-84842).

           The Portfolio and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Portfolio and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Text-only versions of Portfolio or Acquiring Fund documents can be viewed on-line or downloaded from www.sec.gov. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

           In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Portfolio shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. The Portfolio may retain an outside firm to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

           Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Portfolio or by attending the Meeting and voting in person.

           If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Portfolio shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Portfolio shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

           In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Portfolio shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of thirty percent of the outstanding Portfolio shares entitled to vote at the Meeting.

           As of December __, 2003, the following were known by the Portfolio to own of record or beneficially 5% or more of the outstanding voting shares of the indicated Class of the Portfolio:

                                               Percentage of
          Name and Address                   Outstanding Shares
          ----------------                   ------------------

                                         Before               After
                                     Reorganization       Reorganization
                                     --------------       --------------

           As of December __, 2003, the following were known by the Acquiring Fund to own of record or beneficially 5% or more of the outstanding voting shares of the indicated Class of the Acquiring Fund:

                                               Percentage of
          Name and Address                   Outstanding Shares
          ----------------                   ------------------

                                         Before               After
                                     Reorganization       Reorganization
                                     --------------       --------------

           A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

           BSAM has advised the Portfolio that it intends to vote Portfolio shares as to which it has voting power at the Meeting (i) in the manner instructed by its clients for whom such shares are held or (ii) if such instructions are not received or where the shares are held directly or on behalf of employees of BSAM, in the same proportion as votes cast by other Portfolio shareholders.

           As of December __, 2003, Board members and officers for the Portfolio and the Acquiring Fund, as a group, owned less than 1% of the Portfolio's and Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

           The audited financial statements of the Acquiring Fund for the fiscal year ended August 31, 2003 have been incorporated herein by reference in reliance upon the report of Ernst & Young LLP, the Acquiring Fund's independent auditors, given on their authority as experts in accounting and auditing. The audited financial statements of the Portfolio for the fiscal year ended March 31, 2003 have been incorporated herein by reference in reliance upon the report of Deloitte & Touche LLP, the Portfolio's independent auditors, given on their authority as experts in accounting and auditing.

OTHER MATTERS

           The Trust's Trustees are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

           Please advise the Portfolio, in care of PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, whether other persons are the beneficial owners of Portfolio shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Portfolio shares.

           IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

           AGREEMENT AND PLAN OF REORGANIZATION dated as of December 11, 2003 (the "Agreement"), between THE BEAR STEARNS FUNDS (the "Trust"), a Massachusetts business trust, on behalf of INTERNATIONAL EQUITY PORTFOLIO (the "Portfolio"), and DREYFUS GROWTH AND VALUE FUNDS, INC. (the "Acquiring Company"), a Maryland corporation, on behalf of DREYFUS PREMIER INTERNATIONAL VALUE FUND (the "Acquiring Fund"). All agreements, representations, actions, obligations and covenants described herein made or to be taken or undertaken by the Portfolio and the Acquiring Fund are made and shall be taken or undertaken by the Trust on the Portfolio's behalf and by the Acquiring Company on the Acquiring Fund's behalf.

           This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Treasury Regulation Section 1.368-2(g). The reorganization will consist of the transfer of all of the assets of the Portfolio to the Acquiring Fund in exchange solely for Class A, Class B, Class C and Class R shares of common stock, par value $.001 per share, of the Acquiring Fund (the "Acquiring Fund Shares"), and the assumption by the Acquiring Fund of stated liabilities of the Portfolio and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the holders of Class A, Class B, Class C and Class Y shares, as applicable, of the Portfolio in complete liquidation of the Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization"). The parties hereto intend that the Reorganization will qualify as a "reorganization" as defined in Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code").

           WHEREAS, the Portfolio is a series of the Trust, a registered, open-end management investment company, and the Acquiring Fund is a series of the Acquiring Company, a registered, open-end management investment company, and all of the assets of the Portfolio are assets of the character in which the Acquiring Fund is permitted to invest;

           WHEREAS, the Trust's Board has determined that the Reorganization is in the best interests of the Portfolio and the Portfolio's shareholders and that the interests of the Portfolio's existing shareholders will not be diluted as a result of this transaction; and

           WHEREAS, the Acquiring Company's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and its shareholders and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of this transaction:

           NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

           1.      THE REORGANIZATION.

           1.1      Subject to the requisite approval of the Portfolio's shareholders and the other terms and conditions contained herein, the Portfolio agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Portfolio, as set forth in paragraph 1.2, and the Acquiring Fund agrees in exchange therefor: (a) to deliver to the Portfolio the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the liabilities of the Portfolio, as set forth in paragraph 1.3. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Portfolio's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Portfolio.

           1.2 (a)      The assets of the Portfolio to be transferred to the Acquiring Fund shall consist of all assets and property, including, without limitation, all portfolio securities, cash, cash equivalents, commodities and futures interests and dividends and interests receivable, that are owned by the Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Portfolio, on the Closing Date (the "Assets").

                (b)      The Portfolio has provided the Acquiring Fund with a list of all of the Portfolio's assets, including portfolio securities, as of the date of execution of this Agreement. The Portfolio reserves the right to sell any of these securities but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest. The Acquiring Fund will, within a reasonable time before the Closing Date, furnish the Portfolio with a list of the securities, if any, on the Portfolio's list referred to in the first sentence of this paragraph that do not conform to the Acquiring Fund's investment objective, policies and restrictions. In addition, if it is determined that the portfolios of the Portfolio and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Portfolio, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date; provided, that the disposition of such securities by the Portfolio shall not be required to the extent that the disposition of such securities would, in the opinion of Bear Stearns Asset Management Inc. ("BSAM") and BSAM's tax counsel and The Dreyfus Corporation ("Dreyfus") and Dreyfus's tax counsel, impair the tax-free status of the Reorganization under Section 368 of the Code.

                (c)      The Assets shall be delivered to The Bank of New York, 100 Church Street, New York, New York 10286, the Acquiring Fund's custodian ("BNY"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to BNY for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash so delivered shall be in the form of immediately available funds payable to the order of BNY for the account of the Acquiring Fund.

           1.3      The Portfolio will endeavor to discharge all of its liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume the liabilities of the Portfolio reflected on an unaudited statement of assets and liabilities of the Portfolio prepared as of the Valuation Date (as defined in paragraph 2.1) (the "Liabilities") in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those Liabilities of the Portfolio reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

           1.4           The Portfolio will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder. The Portfolio will transfer to the Acquiring Fund any distributions, rights or other assets received by the Portfolio after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets and shall not be separately valued.

           1.5      As soon after the Closing Date as is conveniently practicable, the Portfolio will distribute pro rata to holders of record of the Portfolio's Class A, Class B, Class C and Class Y shares, determined as of the close of business on the Closing Date ("Portfolio Shareholders"), Class A, Class B, Class C and Class R Acquiring Fund Shares, respectively, received by the Portfolio pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Portfolio's shares, by the transfer of the applicable Class of Acquiring Fund Shares then credited to the account of the Portfolio on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Portfolio Shareholders and representing the respective pro rata number of the applicable Class of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Portfolio simultaneously will be canceled on the books of the Portfolio.

           1.6      Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information (collectively, the "Acquiring Fund's Prospectus"); the Acquiring Fund, however, will not issue share certificates in the Reorganization.

           1.7      Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Portfolio shares on the books of the Portfolio as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

           1.8           Any reporting responsibility of the Portfolio, including, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Portfolio and Trust.

           2.      VALUATION.

           2.1      The value of the Assets shall be the value of such Assets computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Company's Articles of Incorporation, as amended (the "Acquiring Company's Charter"), and the Acquiring Fund's Prospectus, which are and shall be consistent with the policies currently in effect for the Trust and Portfolio.

           2.2      The net asset value of a Class A, Class B, Class C and Class R Acquiring Fund Share shall be the net asset value per share computed with respect to such Class of shares as of the Valuation Date, using the valuation procedures set forth in the Acquiring Company's Charter and the Acquiring Fund's Prospectus, which are and shall be consistent with the policies currently in effect for the Trust and Portfolio.

           2.3      The number of Class A, Class B, Class C and Class R Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Portfolio's net assets shall be determined by dividing the value of the net assets attributable to Class A, Class B, Class C and Class Y, respectively, of the Portfolio determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Class A, Class B, Class C and Class R Acquiring Fund Share, respectively, determined in accordance with paragraph 2.2.

           2.4           Any computations of value of assets shall be made in accordance with the regular practices of Dreyfus, as fund accountant for the Acquiring Fund, and shall be subject to verification by the Portfolio and the respective independent accountants of the prices used in such computations.

           3.      CLOSING AND CLOSING DATE.

           3.1           The Closing Date shall be April 16, 2004, or such other date as to which the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at 5:00 p.m. at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as to which the parties may mutually agree.

           3.2     The Portfolio shall direct Custodial Trust Company, as custodian for the Portfolio (the "Custodian"), to deliver at the Closing a certificate of an authorized officer of the Custodian stating that: (i) the Assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Portfolio's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to BNY as custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Portfolio as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Portfolio's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act"). The cash to be transferred by the Portfolio shall be delivered to Mellon by wire transfer of federal funds on the Closing Date.

           3.3      If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Portfolio shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

           3.4      The Portfolio shall direct PFPC Inc., as transfer agent for the Portfolio (the "Transfer Agent"), to deliver at the Closing a certificate of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of the Portfolio Shareholders and the number, share class and percentage ownership of outstanding Portfolio shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust, or provide evidence satisfactory to the Trust that such Acquiring Fund Shares have been credited to the Portfolio's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

           4.      REPRESENTATIONS AND WARRANTIES.

           4.1      The Trust, on behalf of the Portfolio, represents and warrants to the Acquiring Company, on behalf of the Acquiring Fund, as follows:

                (a)      The Portfolio is a duly established and designated series of the Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power to own all of its properties and assets, to carry on its business as it is now being conducted and to carry out its obligations under this Agreement.

                (b)      The Trust is registered under the 1940 Act as an open-end management investment company, and the Portfolio's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.

                (c)      The current prospectus and statement of additional information of the Portfolio and each prospectus and statement of additional information of the Portfolio used during the three years previous to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not and did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                (d)      The Portfolio is not, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Agreement and Declaration of Trust, as amended (the "Trust's Charter"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Portfolio or by which the Portfolio is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust is a party on behalf of the Portfolio or by which the Portfolio is bound.

                (e)      The Portfolio has no material contracts or other commitments outstanding (other than this Agreement) that will be terminated with liability to the Portfolio on or prior to the Closing Date.

                (f)      No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Portfolio of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

                (g)      No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Portfolio knows of no facts that might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                (h)      The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Schedule of Portfolio Investments (indicating their market values) of the Portfolio for the fiscal year ended March 31, 2003 have been audited as of that date by Deloitte & Touche LLP, independent auditors, and are in accordance with generally accepted accounting principles, and such statements and schedule (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Portfolio as of such date, and there are no known contingent liabilities of the Portfolio as of such date not disclosed therein.

                (i)      On the Closing Date, the Trust will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver the Assets free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

                (j)      Since March 31, 2003, there has not been any material adverse change in the Portfolio's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed to and accepted by the Acquiring Fund.

                (k)      At the Closing Date, all federal and other tax returns and reports of the Portfolio required by law then to be filed shall have been filed and are correct in all material respects, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Trust's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                (l)      The Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, for all taxable years or periods (to the extent applicable) ending on or prior to the Closing Date and will pay the dividend(s) described in paragraph 8.6.

                (m)      All issued and outstanding shares of the Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust (recognizing that under Massachusetts law, shareholders could under certain circumstances be held personally liable for its obligations) and have been offered and sold in every state and the District of Columbia in compliance with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Portfolio's Transfer Agent, as provided in paragraph 3.4. The Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Portfolio's shares, nor is there outstanding any security convertible into any of the Portfolio's shares.

                (n)      The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust's Board and, subject to the approval of the Portfolio's shareholders, and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Company, this Agreement constitutes the valid and legally binding obligation of the Trust, on behalf of the Portfolio, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                (o)      The information to be furnished by the Trust, on behalf of the Portfolio, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

                (p)      The proxy statement of the Portfolio (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5, insofar as it relates to the Portfolio, will, on the effective date of the Registration Statement and on the Closing Date, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties in this subparagraph (p) shall apply only to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by or on behalf of the Trust or the Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, provided that any failure to comply with these statutes, rules and regulations is a direct result of (x) the provision of misleading or inaccurate information by or on behalf of the Trust or the Portfolio to the Acquiring Company in connection with the preparation of the Proxy Statement or (y) the failure to provide any necessary and accurate information by the Trust or the Portfolio to the Acquiring Company in connection with or related to the preparation of the Proxy Statement.

                (q)      The Portfolio shall timely file all federal and other tax returns and reports of the Portfolio required by law to be filed for the taxable year ending on the Closing Date, and all such returns and reports will be correct in all material respects, and all federal and other taxes shown on such returns and reports shall be paid so far as due.

           4.2     The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Trust, on behalf of the Portfolio, as follows:

                (a)      The Acquiring Fund is a duly established and designated series of the Acquiring Company, a corporation duly organized and validly existing under the laws of the State of Maryland, with power to own all of its properties and assets, to carry on its business as it is now being conducted and to carry out its obligations under this Agreement.

                (b)      The Acquiring Company is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

                (c)      The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                (d)      The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Company's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

                (e)      The Acquiring Fund has no material contracts or other commitments outstanding (other than this Agreement) that will be terminated with liability to the Acquiring Fund on or prior to the Closing Date.

                (f)      No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act, and the 1940 Act and by state securities law.

                (g)      No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                (h)      The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Schedule of Portfolio Investments (indicating their market values) of the Acquiring Fund for the fiscal year ended August 31, 2003 have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, and such statements and schedule (copies of which have been furnished to the Portfolio) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date.

                (i)      Since August 31, 2003, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed to and accepted by the Portfolio.

                (j)      At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed and are correct in all material respects, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Company's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                (k)      For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code.

                (l)      All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Company. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                (m)      The Acquiring Fund Shares to be issued and delivered to the Portfolio for the account of Portfolio Shareholders, pursuant to the terms of this Agreement, on the Closing Date will have been duly authorized Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Company.

                (n)      The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Acquiring Company's Board, and assuming the due authorization, execution and delivery of this Agreement by the Trust, this Agreement constitutes the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                (o)      The Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties in this subparagraph (o) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

           5.      COVENANTS OF THE ACQUIRING FUND AND THE PORTFOLIO.

           5.1      The Acquiring Fund and the Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

           5.2      The Trust will call a meeting of the Portfolio's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

           5.3      Subject to the provisions of this Agreement, the Portfolio and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

           5.4      As promptly as practicable, but in any case within sixty days after the Closing Date, the Trust shall furnish the Acquiring Company, in such form as is reasonably satisfactory to the Acquiring Company, a statement of the current and accumulated earnings and profits of the Portfolio for federal income tax purposes and any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, in each instance indicating the period or periods to which such earnings and profits, carryovers and other items relate or in which they arose, as applicable, which statement will be certified by the Trust's President or its Vice President and Treasurer.

           5.5      The Trust, on behalf of the Portfolio, will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement, all to be included in a Registration Statement on Form N-14 of the Acquiring Company, on behalf of the Acquiring Fund, and any supplement or amendment thereto (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act, and the 1940 Act in connection with the meeting of the Portfolio's shareholders referred to in paragraph 5.2.

           5.6      The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

           5.7      The Trust, on behalf of the Portfolio, covenants that the Portfolio is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

           5.8      The Trust, on behalf of the Portfolio, will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of Portfolio shares.

           5.9      As soon as is reasonably practicable after the Closing, the Portfolio will make a liquidating distribution to Portfolio Shareholders consisting of the Acquiring Fund Shares received at the Closing.

           5.10      The Trust, on behalf of the Portfolio, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable to vest in and confirm the Acquiring Fund's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

           5.11      Each of the Portfolio and the Acquiring Fund and the Trust and the Acquiring Company shall use its best efforts to cause the Reorganization to qualify, and will not (either before or after the Closing Date) knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying as a reorganization under the provisions of Section 368(a) of the Code.

           6.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

           The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

           6.1      All representations and warranties by the Trust, on behalf of the Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

           6.2      The Trust shall have delivered to the Acquiring Company on the Closing Date a statement of the Portfolio's assets and liabilities, together with a list of the Portfolio's portfolio securities showing the federal income tax basis of such securities by lot and the respective holding periods of each such lot of securities, as of the Closing Date, certified by the Trust's Treasurer.

           6.3      The Trust shall have delivered to the Acquiring Company on the Closing Date a certificate executed in the Trust's name by its President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Company, to the effect that the representations and warranties made in this Agreement by the Trust, on behalf of the Portfolio, are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Company shall reasonably request.

           6.4      The Portfolio and the Trust shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Portfolio or the Trust, as the case may be, on or before the Closing Date.

           6.5      The Acquiring Fund shall have received on the Closing Date a favorable opinion of Kramer Levin Naftalis & Frankel LLP, counsel to the Portfolio, in a form satisfactory to the Acquiring Company, covering the following points:

That (a) the Trust is a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as a registered investment company and the Portfolio is a duly established and designated series of the Trust; (b) this Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Portfolio, and, assuming due authorization, execution and delivery of this Agreement by the Acquiring Company, on behalf of the Acquiring Fund, is a valid and legally binding obligation of the Trust, on behalf of the Portfolio, enforceable against the Trust, with respect to the Portfolio, in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law); (c) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Trust's Charter or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Portfolio is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Portfolio is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for the consummation by the Trust, on behalf of the Portfolio, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Portfolio or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date that is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement that is not described or filed as required or that materially and adversely affect the Portfolio's business; and (f) the Trust is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

Such counsel may rely as to matters governed by the laws of the Commonwealth of Massachusetts on an opinion of Massachusetts counsel and/or certificates of officers or trustees of the Trust. Such opinion also shall include such other matters incident to the transaction contemplated hereby, as the Acquiring Company may reasonably request.

           In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

           6.6      The Acquiring Fund shall have received from Deloitte & Touche LLP a consent dated near the effective date of the Registration Statement in form and substance satisfactory to the Acquiring Fund, to the effect that they consent to the incorporation by reference of their report relating to the financial statements and financial highlights of the Portfolio in the Registration Statement.

           7.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PORTFOLIO.

           The obligations of the Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

           7.1      All representations and warranties by the Acquiring Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

           7.2      The Acquiring Company shall have delivered to the Trust on the Closing Date a certificate executed in the Acquiring Company's name by its President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Trust, to the effect that the representations and warranties made in this Agreement by the Acquiring Company, on behalf of the Acquiring Fund, are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request.

           7.3      The Acquiring Fund and the Acquiring Company shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund or the Acquiring Company, as the case may be, on or before the Closing Date.

           7.4      The Portfolio shall have received on the Closing Date a favorable opinion of Stroock & Stroock & Lavan LLP, counsel to the Acquiring Fund, in a form satisfactory to the Trust, covering the following points:

That (a) the Acquiring Company is a duly organized and validly existing corporation under the laws of the State of Maryland and has the power to own all of its properties and assets and to carry on its business as a registered investment company and the Acquiring Fund is a duly established and designated series of the Acquiring Company; (b) this Agreement has been duly authorized, executed and delivered by the Acquiring Company, on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Portfolio, is a valid and legally binding obligation of the Acquiring Company, on behalf of the Acquiring Fund, enforceable against the Acquiring Company, with respect to the Acquiring Fund, in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law); (c) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Acquiring Company's Charter or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Acquiring Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Acquiring Fund is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for the consummation by the Acquiring Company, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquiring Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date, that is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement that is not described or filed as required or that materially and adversely affect the Acquiring Fund's business; and (f) the Acquiring Company is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

Such counsel may rely as to matters governed by the laws of the State of Maryland on an opinion of Maryland counsel and/or certificates of officers or directors of the Acquiring Company. Such opinion also shall include such other matters incident to the transaction contemplated hereby, as the Trust may reasonably request.

           In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

           8.      FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PORTFOLIO AND THE ACQUIRING FUND.

           If any of the conditions set forth below does not exist on or before the Closing Date with respect to the Portfolio or the Acquiring Fund, the Trust or the Acquiring Company, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

           8.1      This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Portfolio in accordance with the provisions of the Trust's Charter and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything in this Agreement to the contrary, neither the Portfolio nor the Acquiring Fund may waive the conditions set forth in this paragraph 8.1.

           8.2      On the Closing Date, no action, suit or other proceeding shall be pending or, to either party's knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

           8.3      All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Portfolio or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Portfolio or the Acquiring Fund.

           8.4      The Portfolio and the Acquiring Fund shall have agreed on the number of full and fractional Class A, Class B, Class C and Class R Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

           8.5      The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

           8.6      The Portfolio shall have declared and paid a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to Portfolio shareholders all of the Portfolio's investment company taxable income (as defined in Code Section 852) (computed without regard to any deduction for dividends paid) for all taxable years or periods ending on or prior to the Closing Date; the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all such taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all such taxable years or periods (after reduction for any capital loss carryforwards).

           8.7      The Trust shall have received an opinion of Kramer Levin Naftalis & Frankel LLP addressed to the Trust, on behalf of the Portfolio, and the Acquiring Company shall have received an opinion of Stroock & Stroock & Lavan LLP addressed to the Acquiring Company, on behalf of the Acquiring Fund, substantially to the effect that, based on certain facts, qualifications, assumptions and representations, and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes: (a) the transfer of all of the Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, followed by the distribution by the Portfolio of the Acquiring Fund Shares to the Portfolio Shareholders in complete liquidation of the Portfolio, will qualify as a "reorganization" as defined in Section 368(a)(1)(C) of the Code, and each of the Portfolio and the Acquiring Fund will be "a party to the reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to the Reorganization; (c) no gain or loss will be recognized by the Portfolio upon the transfer of the Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Portfolio Shareholders in exchange for their shares of the Portfolio in liquidation of the Portfolio pursuant to the Reorganization; (d) no gain or loss will be recognized by Portfolio Shareholders upon the exchange of their Portfolio shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Portfolio Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Portfolio shares held by such Portfolio Shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares received by each Portfolio Shareholder pursuant to the Reorganization will include the period during which the Portfolio shares exchanged therefor were held by such Portfolio Shareholder (provided the Portfolio shares were held as capital assets on the date of the exchange); and (f) the tax basis of each Asset acquired by the Acquiring Fund pursuant to the Reorganization will be the same as the tax basis of that Asset to the Portfolio immediately prior to the Reorganization, and the holding period of each Asset in the hands of the Acquiring Fund will include the period during which such Asset was held by the Portfolio. In rendering its opinion, Kramer Levin Naftalis & Frankel LLP and Stroock & Stroock & Lavan LLP each may rely upon such certificates as they shall request of the Acquiring Company on behalf of the Acquiring Fund, the Trust on behalf of the Portfolio, Dreyfus and BSAM. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Portfolio may waive the condition set forth in this paragraph 8.7.

           In rendering its opinion, each counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

           No opinions will be expressed as to the effect of the Reorganization on (i) the Portfolio or the Acquiring Fund with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Portfolio that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

           8.8      The transactions contemplated by this Agreement shall not be consummated unless the closing conditions set forth in a certain Transaction Agreement between BSAM and Dreyfus dated November 17, 2003 (the "Transaction Agreement") have been satisfied as provided in said agreement.

           9.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

           9.1      The Trust and the Acquiring Company agree that neither party has made any representation, warranty or covenant not set forth herein and this Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof.

           9.2      The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

           10.      TERMINATION OF AGREEMENT.

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by mutual agreement of the parties or by either party (i) if the Closing shall not have occurred on or before May 17, 2004, unless such date is extended by mutual agreement of the parties, (ii) if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith, or (iii) upon termination of the Transaction Agreement. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

           11.      AMENDMENTS.

           This Agreement may be amended, modified and supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquiring Company and the Trust; provided, however, that following the meeting of shareholders of the Portfolio referred to in paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Portfolio Shareholders under this Agreement to the detriment of such shareholders without their further approval.

           12.      EXPENSES.

           12.1      Each of the Trust and the Acquiring Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

           12.2      Each party acknowledges that all expenses incurred in connection with the Reorganization will be borne by the Portfolio's and Acquiring Fund's respective investment adviser pursuant to the Transaction Agreement.

           13.      NOTICES.

           Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

If to the Trust,

The Bear Stearns Funds
383 Madison Avenue
New York, New York 10179
Telephone: 212-272-____
Fax: 212-272-____

If to the Acquiring Company,

Dreyfus Growth and Value Funds, Inc.
c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
Attn: Jeff Prusnofsky
Telephone: 212-922-6000
Fax: 212-922-6880

           14.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY.

           14.1      The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

           14.2      This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

           14.3      This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Trust and the Acquiring Company shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts and the State of Maryland, respectively, without giving effect to principles of conflict of laws.

           14.4      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

           14.5      It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trust or the Acquiring Company personally, but shall bind only the property of the Portfolio or the Acquiring Fund, as the case may be, as provided in the Trust's or Acquiring Company's Charter; a copy of each such Charter is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Trust's and the Acquiring Company's respective principal offices. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Portfolio or the Acquiring Fund, as the case may be.

           IN WITNESS WHEREOF, the Trust and the Acquiring Company each have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

THE BEAR STEARNS FUNDS, on behalf of International Equity Portfolio By:

ATTEST:
                  Stephen A. Bornstein,
                  Secretary

DREYFUS GROWTH AND VALUE FUNDS, INC. on behalf of Dreyfus Premier International Value Fund By: Stephen E. Canter, President

ATTEST:
                   Steven F. Newman,
                   Assistant Secretary

EXHIBIT B

DESCRIPTION OF BOARD MEMBERS FOR THE ACQUIRING FUND

Name (Age)                          Principal Occupation
Position with Company (Since)       During Past 5 Years            Other Board Memberships and Affiliations*
-----------------------------       ----------------------         -----------------------------------------
Joseph S. DiMartino (60)            Corporate Director and         The Muscular Dystrophy Association, Director
Chairman of the Board               Trustee                        Levcor International, Inc., an apparel fabric
(1995)                                                             processor, Director
                                                                   Century Business Services, Inc., a provider of
                                                                      outsourcing functions for small and medium
                                                                      size companies, Director
                                                                   The Newark Group, a provider of a national market
                                                                      of paper recovery facilities, paperboard mills
                                                                      and paperboard converting plants, Director
David P. Feldman (63)               Corporate Director and         BBH Mutual Funds Group (11 funds), Director
Board Member (1996)                 Trustee                        The Jeffrey Company, a private investment
                                                                      company, Director
                                                                   QMED, a medical device company, Director
Ehud Houminer (63)                  Professor and                  Avnet Inc., an electronics distributor, Director
Board Member (1993)                   Executive-in-Residence at    International Advisory Board to the MBA Program
                                      the Columbia Business          School of Management, Ben Gurion University,
                                      School, Columbia               Chairman
                                      University;                  Explore Charter School, Brooklyn, NY, Chairman
                                    Principal of Lear, Yavitz
                                      and Associates, a
                                      management consulting firm
                                      from 1996 to 2001
Gloria Messinger (73)               Arbitrator for American        Yale Law School Fund, Director
Board Member (1993)                   Arbitration Association      Theater for a New Audience, Inc., Director
                                      and National Association     New York Women's Agenda Music Performance Trust
                                      of Securities Dealers,         Fund, Director
                                      Inc.; Consultant in          Brooklyn Philharmonic, Director
                                      Intellectual Property
T. John Szarkowski (77)             Consultant in Photography      Photography Department at The Museum of Modern
Board Member (1996)                                                Art, Director Emeritus
Anne Wexler (73)                    Chairman of the Wexler         Wilshire Mutual Funds (5 funds), Director
Board Member (1996)                   Group, consultants           Methanex Corporation, a methanol production
                                      specializing in government     company, Director
                                      relations and public         Member of the Council of Foreign Relations
                                      affairs                      Member of the National Park Foundation

______________
* Each Board member also is a Board member of other mutual funds in the Dreyfus Fund Complex.

THE BEAR STEARNS FUNDS

INTERNATIONAL EQUITY PORTFOLIO

           The undersigned shareholder of the International Equity Portfolio (the "Portfolio"), a series of The Bear Stearns Funds (the "Trust"), hereby appoints [________] and [________], and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Portfolio standing in the name of the undersigned at the close of business on January 2, 2004, at a Special Meeting of Shareholders to be held at the offices of [__________________________________], at [time] _.m., on Thursday, March 4, 2004, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

           Please mark boxes in blue or black ink.

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Portfolio to Dreyfus Premier International Value Fund (the "Acquiring Fund"), in exchange for the Acquiring Fund's Class A, Class B, Class C and Class R shares having an aggregate net asset value equal to the value of the Portfolio's net assets and the assumption by the Acquiring Fund of stated liabilities of the Portfolio (the "Reorganization"). Class A, Class B, Class C and Class R shares of the Acquiring Fund received in the Reorganization will be distributed by the Portfolio to its Class A, Class B, Class C and Class Y shareholders, respectively, in liquidation of the Portfolio, after which the Portfolio will cease operations.

FOR |_|	AGAINST |_|	ABSTAIN |_|

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Dated: ___________________ Signature(s) Signature(s)

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope

STATEMENT OF ADDITIONAL INFORMATION

January __, 2004

Acquisition of the Assets of

INTERNATIONAL EQUITY PORTFOLIO
(A series of The Bear Stearns Funds)

383 Madison Avenue
New York, New York 10179

1-800-447-1139

By and in Exchange for Shares of

DREYFUS PREMIER INTERNATIONAL VALUE FUND
(A series of Dreyfus Growth and Value Funds, Inc.)

200 Park Avenue
New York, New York 10166

1-800-554-4611

           This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated January __, 2004 relating specifically to the proposed transfer of all of the assets of the International Equity Portfolio (the "Portfolio"), a series of The Bear Stearns Funds (the "Trust"), in exchange for Class A, Class B, Class C and Class R shares of Dreyfus Premier International Value Fund (the "Acquiring Fund"), a series of Dreyfus Growth and Value Funds, Inc., and the assumption by the Acquiring Fund of stated liabilities of the Portfolio. The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

           1.      The Portfolio's Annual Report for the fiscal year ended March 31, 2003.

           2.      The Portfolio's Semi-Annual Report for the six-month period ended September 30, 2003.

           3.      The Portfolio's Statement of Additional Information dated August 1, 2003, as revised August 8, 2003.

           4.      The Acquiring Fund's Statement of Additional Information dated January 1, 2004.

           5.      The Acquiring Fund's Annual Report for the fiscal year ended August 31, 2003.

           6.      Pro forma financial statements of the Acquiring Fund and Portfolio giving effect to the proposed Reorganization.

           The Prospectus/Proxy Statement dated January __, 2004 may be obtained by writing to the Portfolio at PFPC Inc., P.O. Box 9803, Providence, Rhode Island 02940-8030, or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

           The Acquiring Fund's Statement of Additional Information dated March 31, 2003 as revised June 6, 2003 is incorporated herein by reference to the Acquiring Fund's Post-Effective Amendment No. 54 to its Registration Statement on Form N-1A filed March 28, 2003 (File No. 33-51061). The financial statements of the Acquiring Fund are incorporated herein by reference to its Annual Report dated August 31, 2003. When the Prospectus/Proxy Statement is mailed to Portfolio shareholders, the Acquiring Fund's Statement of Additional Information dated January 1, 2004 will be available.

           The Portfolio's Statement of Additional Information dated August 1, 2003, as revised August 8, 2003, is incorporated herein by reference to the Trust's Post-Effective Amendment No. 32 to its Registration Statement on Form N-1A, filed July 25, 2003 (File No. 33-84842). The financial statements of the Portfolio are incorporated herein by reference to its Annual Report for its fiscal year ended March 31, 2003, and its Semi-Annual Report dated September 30, 2003.

FINANCIAL STATEMENTS

Pro Forma STATEMENT OF INVESTMENTS (Unaudited)
Dreyfus Premier International Value Fund
September 30, 2003

                                                      SHARES                                     VALUE ($)
                                       -------------------------------------------   ------------------------------------------
                                                                      Dreyfus                                     Dreyfus
                                                                      Premier                                     Premier
                                        Dreyfus                       International  Dreyfus                      International
                                        Premier        International  Value Fund     Premier        International Value Fund
                                        International     Equity      Pro Forma      International  Equity        Pro Forma
                                        Value Fund      Portfolio     Combined b     Value Fund     Portfolio     Combined
                                       -------------------------------------------   ------------------------------------------

Common Stocks--98.9%

Australia--2.6%
AMP                                       517,900                       517,900       2,347,535                    2,347,535
Australia and New Zealand Banking Group   124,458                       124,458       1,520,475                    1,520,475
BHP Billiton                                             32,082          32,082                      229,307         229,307
Macquarie Bank                                           27,400          27,400                      639,826         639,826
National Australia Bank                    34,000                        34,000         712,724                      712,724
News Corp.                                              250,300         250,300                    2,036,376       2,036,376
Santos                                    907,320                       907,320       3,532,226                    3,532,226
                                                                                      8,112,960    2,905,509      11,018,469
Austria--.1%
Erste Bank der oesterreichischen
   Sparkassen                                             3,900 a         3,900                      394,451         394,451

Belgium--2.3%
Dexia                                     322,440                       322,440       4,702,642                    4,702,642
Dexia (Strip)                             182,980 a                     182,980           2,131                        2,131
Fortis                                    291,323                       291,323       4,951,294                    4,951,294
                                                                                      9,656,067                    9,656,067

Bermuda--.0%
Johnson Electric Holdings                                89,000          89,000                      136,767         136,767

Brazil--.7%
Petroleo Brasileiro, ADR                   44,100                        44,100       1,011,213                    1,011,213
Petroleo Brasileiro, ADR (Pfd Block)       19,815                        19,815         421,069                      421,069
Tele Norte Leste Participacoes, ADR             2                             2              28                           28
Telecomunicacoes Brasileiras, ADR
   (Pfd Block)                             46,867                        46,867       1,508,180                    1,508,180
                                                                                      2,940,490                    2,940,490

Canada--1.2%
BCE Inc.                                                 10,100          10,100                      218,174         218,174
Bank of Montreal                                         20,800          20,800                      719,665         719,665
Bank of Nova Scotia                                      16,400          16,400                      766,861         766,861
Cognos                                                   10,900 a        10,900                      338,118         338,118
Magna International Inc., Class A                         9,000           9,000                      649,350         649,350
Nortel Networks                                         127,200 a       127,200                      521,520         521,520
Research in Motion                                       42,100 a        42,100                    1,608,220       1,608,220
Royal Bank of Canada                                      4,800           4,800                      211,464         211,464
                                                                                                   5,033,372       5,033,372

Cayman Islands--.1%
SINA                                                      9,600 a         9,600                      343,200         343,200

China--.9%
China Petroleum & Chemical Corp., Class H             2,750,000       2,750,000                      763,514         763,514
China Shipping Development Co., Ltd.                    400,000         400,000                      196,286         196,286
China Telecom Corp., Ltd., Class H                    3,430,000       3,430,000                      885,870         885,870
Huaneng Power International                             984,000         984,000                    1,346,936       1,346,936
PetroChina Co. Ltd., Class H                          1,650,000       1,650,000                      559,318         559,318
                                                                                                   3,751,924       3,751,924

Finland--1.7%
Nokia, ADR                                147,394                       147,394       2,299,346                     2,299,346
Sampo, Cl. A                              318,650                       318,650       2,579,808                     2,579,808
UPM-Kymmene                               122,300                       122,300       2,050,104                     2,050,104
                                                                                      6,929,258                     6,929,258
France--6.2%
AXA                                                      96,600          96,600                    1,627,810        1,627,810
Assurances Generales de France             35,659                        35,659       1,671,952                     1,671,952
Aventis                                    98,725                        98,725       5,123,462                     5,123,462
BNP Paribas                                44,900                        44,900       2,201,999                     2,201,999
Compagnie Generale des Etablissements
  Michelin, Cl. B                          72,116                        72,116       2,682,373                     2,682,373
LVMH Moet Hennessy Louis Vuitton                         14,700          14,700                      913,293          913,293
Schneider Electric                         51,991                        51,991       2,695,112                     2,695,112
Thomson                                   208,900                       208,900       3,640,480                     3,640,480
Total                                       9,750                         9,750       1,471,968                     1,471,968
Total, ADR                                 50,614                        50,614       3,836,542                     3,836,542
                                                                                     23,323,888    2,541,103       25,864,991
Germany--5.1%
Deutsche Bank                              47,800                        47,800       2,901,044                     2,901,044
Deutsche Lufthansa                        151,573                       151,573       1,986,383                     1,986,383
Deutsche Post                             185,604                       185,604       3,145,856                     3,145,856
E.ON                                       93,457                        93,457       4,561,572                     4,561,572
Metro                                                    10,300          10,300                      371,841          371,841
KarstadtQuelle                             97,300                        97,300       2,465,249                     2,465,249
SAP                                                       7,200           7,200                      880,400          880,400
Siemens                                                  16,000          16,000                      950,273          950,273
T-Online International                                  107,200 a       107,200                    1,073,621        1,073,621
Volkswagen                                 71,539                        71,539       3,195,927                     3,195,927
                                                                                     18,256,031    3,276,135       21,532,166

Greece--1.0%
Alpha Bank A.E.                                          18,500          18,500                      383,055          383,055
Hellenic Telecommunications
  Organization                            310,039                       310,039       3,394,946                     3,394,946
                                                                                      3,394,946      383,055        3,778,001

Hong Kong--2.9%
Bank of East Asia                         943,179                       943,179       2,423,529                     2,423,529
CNOOC                                                   181,000         181,000                      308,531          308,531
China Mobile (Hong Kong)                  627,500                       627,500       1,656,944                     1,656,944
China Unicom                                            260,000         260,000                      213,203          213,203
Cheung Kong (Holdings)                                   46,000          46,000                      363,839          363,839
Li & Fung                                               600,000         600,000                      953,020          953,020
MTR                                     1,350,361                     1,350,361       1,830,797                     1,830,797
Sun Hung Kai Properties                   240,000        76,000         316,000       1,944,581      615,848        2,560,429
Swire Pacific, Cl. A                      292,000                       292,000       1,723,059                     1,723,059
Wharf (Holdings)                                         38,000          38,000                       99,124           99,124
                                                                                      9,578,910    2,553,565       12,132,475
India--.0%
Videsh Sanchar Nigam, ADR                       1                             1               5                             5

Ireland--1.3%
Bank of Ireland                           440,595                       440,595       5,286,465                     5,286,465

Israel--.4%
Teva Pharmaceutical Industries
   Ltd., ADR                                             28,900          28,900                    1,651,635        1,651,635

Italy--3.6%
Banche Popolari Unite Scrl                130,306 a                     130,306       1,897,418                     1,897,418
Eni                                       271,335                       271,335       4,146,945                     4,146,945
Finmeccanica                            5,316,661                     5,316,661       3,579,773                     3,579,773
Mediaset                                                 61,200          61,200                      560,186          560,186
Sanpaolo IMI                              196,933        88,500         285,433       1,963,726      882,217        2,845,943
UniCredito Italiano                       269,100       176,200         445,300       1,272,707      833,086        2,105,793
                                                                                     12,860,569    2,275,489       15,136,058
Japan--26.5%
AIFUL                                      51,750                        51,750       3,127,926                     3,127,926
Canon                                      77,000        32,000         109,000       3,770,245    1,563,980        5,334,225
Credit Saison                             335,100                       335,100       7,001,910                     7,001,910
DENTSU                                        556                           556       2,318,538                     2,318,538
Daiwa Securites Group                                    94,000          94,000                      635,278          635,278
Eisai                                     175,400                       175,400       4,105,409                     4,105,409
FUJI MACHINE MANUFACTURING                 48,600                        48,600         553,510                       553,510
FUNAI ELECTRIC                             12,700                        12,700       1,736,840                     1,736,840
Fuji Heavy Industries                     374,500                       374,500       1,921,030                     1,921,030
Fujikura                                                 62,000          62,000                      270,832          270,832
Fuji Photo Film                            79,000                        79,000       2,323,738                     2,323,738
HONDA MOTOR                               111,000                       111,000       4,449,556                     4,449,556
Kao                                       190,700                       190,700       4,035,979                     4,035,979
KDDI                                                        186             186                      942,362          942,362
Keyence                                                   1,010           1,010                      214,449          214,449
Komatsu                                                  34,000          34,000                      177,129          177,129
Konami                                     43,900                        43,900       1,405,461                     1,405,461
LAWSON                                    102,400                       102,400       3,434,454                     3,434,454
MABUCHI MOTOR                              47,000                        47,000       3,822,886                     3,822,886
Matsumotokiyoshi                           66,900                        66,900       3,413,693                     3,413,693
Millea Holdings                                              36              36                      406,033          406,033
Minebea                                   528,000                       528,000       2,746,300                     2,746,300
Mitsubishi Electric Corp.                                53,000          53,000                      221,555          221,555
MURATA MANUFACTURING                       54,300                        54,300       2,804,843                     2,804,843
NOK                                                       5,000           5,000                      182,160          182,160
NTT DoCoMo                                                  570             570                    1,392,919        1,392,919
Nikko Cordial Corp.                                     101,000         101,000                      537,027          537,027
NIPPON TELEGRAPH AND TELEPHONE                589                           589       2,672,711                     2,672,711
Nippon Express                            978,000                       978,000       4,095,830                     4,095,830
Nissan Motor Co.                                         79,000          79,000                      852,124          852,124
RINNAI                                    155,500                       155,500       3,883,665                     3,883,665
SFCG                                       22,590                        22,590       3,016,457                     3,016,457
SKYLARK                                   223,200                       223,200       3,632,930                     3,632,930
SOFTBANK                                                  51,00          51,000                    2,154,769        2,154,769
SUMITOMO CHEMICAL                         394,600                       394,600       1,440,249                     1,440,249
77 Bank                                   495,000                       495,000       2,681,195                     2,681,195
Sekisui House                             255,900                       255,900       2,317,810                     2,317,810
Sharp                                                   150,000         150,000                    2,195,318        2,195,318
Shin-Etsu Chemical                         83,000                        83,000       3,126,177                     3,126,177
Sumitomo Bakelite                         389,500                       389,500       1,956,058                     1,956,058
Sumitomo Electric Industries                             18,000          18,000                      149,846          149,846
TDK                                        36,300         3,200          39,500       2,158,273      189,912        2,348,185
Takeda Chemical Industries                110,200                       110,200       4,022,186                     4,022,186
Tokyo Electron                                           10,600          10,600                      704,042          704,042
Toyota Motor                               90,500                        90,500       2,662,003                     2,662,003
Yamaha Motor                              383,000                       383,000       4,083,822                     4,083,822
Yahoo Japan                                                 244 a           244                    3,450,923        3,450,923
                                                                                     94,721,684   16,240,658      110,962,342
Luxembourg--.4%
Arcelor                                   160,543                       160,543       1,952,452                     1,952,452

Mexico--.5%
Telefonos de Mexico, ADR                   67,781                        67,781       2,070,710                     2,070,710

Netherlands--4.7%
ABN AMRO Holding                          146,288        16,800         163,088       2,701,013      310,096        3,011,109
Akzo Nobel                                123,510                       123,510       3,851,582                     3,851,582
ASML Holding                                             48,800 a        48,800                      639,338          639,338
Buhrmann                                   87,494 a                      87,494         649,242                       649,242
Hunter Douglas                             69,193                        69,193       2,414,058                     2,414,058
ING Groep                                                23,000          23,000                      421,323          421,323
Koninklijke (Royal) Philips
   Electronics, ADR                       122,400        38,400         160,800       2,805,408      870,226        3,675,634
QIAGEN                                                   12,600 a        12,600                      137,783          137,783
Vedior                                    129,511                        29,511       1,578,073                     1,578,073
Wolters Kluwer                            248,995                       248,995       3,573,469                     3,573,469
                                                                                     17,572,845    2,378,766       19,951,611

New Zealand--.6%
Telecom Corporation of New Zealand        855,316                       855,316       2,623,784                     2,623,784

Norway--1.2%
Norsk Hydro                                52,100                        52,100       2,653,374                     2,653,374
Statoil                                   249,760                       249,760       2,241,040                     2,241,040
                                                                                      4,894,414                     4,894,414

Portugal--1.3%
EDP                                     1,327,890                     1,327,890       3,047,312                     3,047,312
Portugal Telecom                          314,092                       314,092       2,484,364                     2,484,364
                                                                                      5,531,676                     5,531,676

Russia--.2%
Mobile Telesystems, ADR                                   6,200           6,200                      456,010          456,010
Gazprom, ADR                                             14,300 a        14,300                      353,210          353,210
                                                                                                     809,220          809,220

Singapore--2.2%
Creative Technology                        86,500                        86,500         945,164                       945,164
DBS Group                                 706,000                       706,000       5,265,306                     5,265,306
Flextronics International                                23,100 a        23,100                      327,558          327,558
MobileOne                               1,911,000                     1,911,000       1,546,742                     1,546,742
United Overseas Bank                                     43,000          43,000                      333,343          333,343
Venture                                                  66,000          66,000                      763,646          763,646
                                                                                      7,757,212    1,424,547        9,181,759

South Africa--.4%
Nedcor                                    185,854                       185,854       1,849,320                     1,849,320

South Korea--1.2%
Korea Electric Power, ADR                 251,194                       251,194       2,642,561                      2,642,561
POSCO, ADR                                 55,600                        55,600       1,590,160                      1,590,160
Samsung Electronics Co., Ltd., GDR                        4,500           4,500                      760,500           760,500
                                                                                      4,232,721      760,500         4,993,221

Spain--2.5%
Endesa                                    287,084                       287,084       4,437,808                     4,437,808
Repsol YPF, ADR                           205,708                       205,708       3,388,011                     3,388,011
Repsol YPF, S.A.                                         40,600          40,600                      667,131          667,131
Telefonica S.A.                                         161,098         161,098                    1,902,332        1,902,332
                                                                                      7,825,819    2,569,463       10,395,282
Sweden--1.7%
Atlas Copco AB, Class A                                  24,100          24,100                      707,229          707,229
Autoliv                                    30,828                        30,828         924,840                       924,840
Hennes & Mauritz AB (H&M), B Shares                      15,400          15,400                      349,394          349,394
Investor, Cl. B                           325,914                       325,914       2,712,446                     2,712,446
Nordea                                    385,900                       385,900       2,195,895                     2,195,895
TeliaSonera AB                                           76,700          76,700                      333,159          333,159
                                                                                      5,833,181    1,389,782        7,222,963
Switzerland--7.2%
Barry Callebaut                             7,278                         7,278       1,102,811                     1,102,811
Clariant                                  141,420 a                     141,420       1,858,957                     1,858,957
Credit Suisse Group                                      81,300          81,300                    2,601,033        2,601,033
Nestle                                     24,360                        24,360       5,619,834                     5,619,834
Novartis                                  148,310                       148,310       5,741,830                     5,741,830
Roche                                      33,730         6,400          40,130       2,798,269      530,668        3,328,937
UBS                                        78,780        25,700         104,480       4,422,757    1,442,049        5,864,806
Zurich Financial Services                  19,800 a      13,300 a        33,100       2,475,188    1,661,745        4,136,933
                                                                                     24,019,646    6,235,495       30,255,141

Taiwan--.4%
United Microelectronics, ADR              337,552 a                     337,552       1,522,360                     1,522,360

Thailand--.2%
Advanced Info Service Public Co. Ltd.                   200,000         200,000                      305,535          305,535
Bangkok Bank Public Co. Ltd.                            118,000 a       118,000                      254,145          254,145
Kasikornbanok Public Co. Ltd.                           151,000 a       151,000                      185,299          185,299
                                                                                                     744,979          744,979

United Kingdom--17.5%
Allied Domecq                             917,700                       917,700       5,781,965                     5,781,965
AstraZeneca                                               8,500           8,500                      358,979          358,979
Aviva                                                    22,100          22,100                      171,468          171,468
BAE SYSTEMS                               917,363                       917,363       2,562,041                     2,562,041
BOC                                       315,723                       315,723       4,335,326                     4,335,326
BT                                      1,063,500                     1,063,500       3,182,332                     3,182,332
Barclays                                  517,128                       517,128       3,969,543                     3,969,543
British Sky Broadcasting Group                          132,600         132,600                    1,353,753        1,353,753
Bunzl                                     486,067                       486,067       3,684,652                     3,684,652
COLT Telecom Group                                      377,000         377,000                      577,806          577,806
Cadbury Schweppes                         823,450                       823,450       5,064,942                     5,064,942
Centrica                                  955,600                       955,600       2,883,290                     2,883,290
GKN                                     1,048,700                     1,048,700       4,188,420                     4,188,420
GlaxoSmithKline                           275,910                       275,910       5,728,823                     5,728,823
HSBC Holdings                                            25,600          25,600                      343,811          343,811
Kingfisher                                              248,762         248,762                    1,078,695        1,078,695
Lloyds                                    160,300                       160,300       1,102,572                     1,102,572
Marks & Spencer                           475,500                       475,500       2,418,842                     2,418,842
Morgan Crucible                           256,684 a                     256,684         518,455                       518,455
Next                                                     34,700          34,700                      647,993          647,993
Old Mutual                                545,300                       545,300         840,785                       840,785
Rexam                                     328,000                       328,000       2,164,711                     2,164,711
Rio Tinto                                 171,681                       171,681       3,661,714                     3,661,714
Royal Bank of Scotland                     63,600                        63,600       1,617,648                     1,617,648
Sainsbury (J)                             816,459                       816,459       3,681,626                     3,681,626
Scottish & Southern Energy                315,192                       315,192       3,185,769                     3,185,769
Shell Transport & Trading                 921,897                       921,897       5,693,466                     5,693,466
Standard Chartered                                       49,100          49,100                      685,636          685,636
Vodafone Group                                          599,400         599,400                    1,195,011        1,195,011
Yell                                       74,200                        74,200         372,518                       372,518
                                                                                     66,639,440    6,413,152       73,052,592

United States--.1%
Sohu.com                                                  9,400           9,400                      292,340          292,340

Total Common Stocks
   (cost $327,831,827 and $54,824,323
   and $382,656,150 respectively )                                                  349,386,852   64,505,107      413,891,959

Preferred Stocks--.1%
Germany;
Hugo Boss
   (cost $620,789)                         33,695                        33,695         639,796                       639,796

Rights--.0%
France
AXA
    (cost $0)                                           133,200 a       133,200                        6,205            6,205

Other Investments--.4%
Registered Investment Company:
Dreyfus Institutional Cash
   Advantage Fund                         533,333                       533,333         533,333                       533,333
Dreyfus Institutional Cash
   Advantage Plus Fund                    533,333                       533,333         533,333                       533,333
Dreyfus Institutional Preferred Plus
   Money Market Fund                      533,334                       533,334         533,334                       533,334
   (cost $1,600,000)                                                                  1,600,000                     1,600,000

Short-Term Investment--.6%
Federated Government Obligations
    (cost $2,444,321)                                 2,444,321       2,444,321                    2,444,321        2,444,321

Total Investments-100% (cost $330,052,616
   and $57,268,644 and $387,321,260 respectively)                                   351,626,648   66,955,633      418,582,281

a Non-income producing.
b Management does not anticipate having to dispose of any securities positions as a result of the reorganization.

See notes to pro forma financial statements

Pro Forma Statement of Operations
For the Twelve Months Ended September 30, 2003 (Unaudited)

                                                                                                   Dreyfus Premier
                                                                                                   International
                                                         Dreyfus                                    Value Fund
                                                         Premier       International                Pro Forma
                                                        International     Equity                     Combined
                                                         Value Fund      Portfolio     Adjustments    (Note 1)
                                                       --------------- -------------  ------------- ----------------
INVESTMENT INCOME:

INCOME:    Interest Income                              $   150,163      $   -                          $    150,163
           Dividends                                      8,631,006        1,269,901                       9,900,907
                                                       -------------    --------------                 ---------------
                Total Income                              8,781,169        1,269,901                      10,051,070
                                                       -------------    --------------                 ---------------
EXPENSES:  Management fee                               $ 3,063,442      $   727,893    $ (113,638)(a)  $  3,677,697
           Shareholder servicing costs                    1,229,411          162,901                       1,392,312
           Professional fees                                 48,388           72,762       (65,000)(a)        56,150
           Prospectus and shareholders' reports              26,188           12,229        (5,000)(a)        33,417
           Custodian fees                                   270,641          101,930                         372,571
           Directors' fees and expenses                      11,099           15,315       (15,000)(a)        11,414
           Registration fees                                 76,379           47,084       (47,084)(a)        76,379
           Interest                                           5,247           -                                5,247
           Distribution and service fees                     14,594          295,219                         309,813
           Miscellaneous                                     15,543           20,095        (6,700)(a)        28,938
                                                       -------------    --------------   ----------    ---------------
                Total Expenses                            4,760,932        1,455,428      (252,422)        5,963,938
                                                       -------------    --------------   ----------    ---------------
           Less- reduction in management fee due to
           undertaking                                          -           (391,339)      389,664(b)         (1,675)
                                                       -------------    --------------   ----------    ---------------
                Net Expenses                              4,760,932        1,064,089       137,242         5,962,263
                                                       -------------    --------------   ----------    ---------------
INVESTMENT INCOME-NET                                     4,020,237          205,812      (137,242)        4,088,807
                                                       -------------    --------------   ----------    ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

           Net realized gain (loss) on investments    $ (25,898,301)     (11,691,881)                   $(37,590,182)
           Net unrealized appreciation (depreciation)
            on investments                               97,926,363       16,600,206                     114,526,569
                                                      --------------    --------------   ----------    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS                                      72,028,062        4,908,325                      76,936,387
                                                       -------------    --------------   ----------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS                                 $   76,048,299       $5,114,137    $ (137,242)       81,025,194
                                                     ===============    ==============  ===========    ===============

(a) Reflects the anticipated savings as a result of the Merger.
(b) Reflects reduction of expense undertaking.

See notes to pro forma financial statements.

Pro Forma Statement of Assets and Liabilities
September 30, 2003 (Unaudited)

                                                                                                            Dreyfus Premier
                                                                     Dreyfus                              International Value
                                                                     Premier      International             Fund Pro Forma
                                                                  International     Equity                    Combined
                                                                   Value Fund      Portfolio     Adjustments     (Note 1)
                                                                 ---------------- -------------- ------------ ---------------
ASSETS:         Investments in securities, at value -
                     See Statement of Investments *               $  351,626,648   $  66,955,633             $ 418,582,281
                Cash                                                   2,467,640             -                   2,467,640
                Cash denominated in foreign currencies**               7,475,498             -                   7,475,498
                Receivable for investment securities sold              1,367,965       3,765,848                 5,133,813
                Dividends and interest receivable                      1,100,528         179,418                 1,279,946
                Receivable for shares of Beneficial
                    Interest subscribed                                3,023,157             100                 3,023,257
                Prepaid expenses and other assets                         49,347          13,684                    63,031
                Net unrealized appreciation on forward
                    currency contracts                                    16,079             -                      16,079
                                                                 ---------------- --------------              ---------------
                     Total Assets                                    367,126,862      70,914,683               438,041,545

LIABILITIES:    Due to The Dreyfus Corporation and affiliates            371,830          99,348                   471,178
                Payable for investment securities purchased            4,662,391       4,154,649                 8,817,040
                Payable for shares of Beneficial
                    Interest redeemed                                    154,061         177,915                   331,976
                Accrued expenses                                         229,835          79,605                   309,440

                     Total Liabilities                                 5,418,117       4,511,517                 9,929,634
                                                                 ---------------- --------------              ---------------
NET ASSETS                                                        $  361,708,745   $  66,403,166             $ 428,111,911
                                                                 ================ ==============             ================
REPRESENTED BY: Paid-in capital                                   $  378,517,462   $ 117,568,224             $ 496,085,686
                Accumulated undistributed investment
                    income-net                                         2,911,942             -                   2,911,942
                Accumulated net realized gain (loss)
                    on investments                                   (42,204,967)    (60,879,346)             (103,084,313)
                Accumulated net unrealized appreciation
                    (depreciation) on investments                     22,484,308       9,714,288                32,198,596
                                                                 ---------------- --------------              ---------------
NET ASSETS                                                        $  361,708,745   $  66,403,166      -      $ 428,111,911
                                                                 ================ ==============             ================
Class A Shares (100 million, $.001
  par value shares authorized)
Net Assets                                                        $  353,673,861   $  14,203,545             $ 367,877,406
Shares outstanding                                                    24,263,898       1,141,129  (166,949)     25,238,078
Net asset value,  and redemption
price per share                                                   $        14.58   $       12.45             $       14.58
                                                                 ================ ==============             ================
 Maximum offering price per share (net
  asset value plus maximum sales charge)                          $        15.47   $    1,317.00             $       15.47
                                                                 ================ ==============             ================
Class B Shares (100 million, $.001 par value
  shares authorized)
Net Assets                                                        $    1,522,865   $   4,842,906             $   6,365,771
Shares outstanding                                                       105,278         399,622   (64,936)        439,964
Net asset value, offering price and redemption
price per share                                                   $        14.47   $       12.12             $       14.47
                                                                 ================ ==============             ================
Class C Shares (100 million, $.001 par value
  shares authorized)
Net Assets                                                        $    2,269,331   $  15,620,395             $  17,889,726
Shares outstanding                                                       156,478       1,287,274  (210,005)      1,233,747
Net asset value, offering price and redemption
price per share                                                   $        14.50   $       12.13             $       14.50
                                                                 ================ ==============             ================
Class R Shares (100 million, $.001 par value
  shares authorized)
Net Assets                                                        $    4,182,374   $  31,736,320             $  35,918,694
Shares outstanding                                                       286,491       2,505,596  (331,875)      2,460,212 a
Net asset value, offering price and redemption
price per share                                                   $        14.60   $       12.67             $       14.60
                                                                 ================ ==============             ================
Class T Shares (100 million, $.001 par value
  shares authorized)
Net Assets                                                        $       60,314                             $      60,314
Shares outstanding                                                         4,186                                     4,186
Net asset value,  and redemption
price per share                                                   $        14.41                             $       14.41
                                                                 ================                            ================
 Maximum offering price per share (net asset value
  plus maximum sales charge)                                      $        15.09                             $       15.09
                                                                 ================                            ================

* Investments in securities, at cost                              $  330,052,616   $  57,268,644             $ 387,321,260
**Foreign currencies at cost.                                     $    6,612,760            ---              $   6,612,760                            6,612,760

(a) International Equity Portfolio Class Y shares are equivalent to Dreyfus Premier International Value Fund Class R shares.

See notes to pro forma financial statements.

Dreyfus Premier International Value Fund
NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--Basis of Combination:

              The Board of Trustees of The Bear Stearns Funds, at a meeting held on November 17, 2003, and the Board of Directors of Dreyfus Growth and Value Funds, Inc., at a meeting held on November 17, 2003, each approved their respective funds entering into an Agreement and Plan of Reorganization (the "Plan") pursuant to which, subject to approval by the shareholders of International Equity Portfolio (the "Portfolio"), a series of The Bear Stearns Funds, the Portfolio will transfer all of its assets, subject to its liabilities, to Dreyfus Premier International Value Fund (the "Fund"), a series of Dreyfus Growth and Value Funds, Inc., in exchange for a number of shares of the Fund equal in value to the assets less liabilities of the Portfolio (the "Exchange"). If the Exchange is consummated, shares of the Fund then will be distributed to Portfolios shareholders on a pro rata basis in liquidation of the Portfolio.

           The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Fund and the Portfolio at September 30, 2003. The unaudited pro forma statement of operations reflects the results of operations of the Fund and the Portfolio for the twelve months ended September 30, 2003. These statements have been derived from the books and records of the Fund and the Portfolio utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States. The historical cost of investment securities will be carried forward to the surviving entity. The fiscal year ends are March 31 for the Portfolio and August 31 for the Fund.

           The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Fund and the Portfolio included or incorporated by reference in its respective Statement of Additional Information. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on September 30, 2003. Following the Exchange, the Fund will be the accounting survivor.

All costs with respect to the Exchange will be borne by The Dreyfus Corporation and Bear Stearns Asset Management Inc.

NOTE 2--Portfolio Valuation:

           Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Boards.

           Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the manager.

NOTE 3--Capital Shares:

           The pro forma number of shares that would be issuable was calculated by dividing the net assets of each class of the Portfolio at September 30, 2003 by the net asset value per share of the Fund on September 30, 2003. On this date, the Fund’s net asset value per share was $14.58 for Class A, $14.47 for Class B, $14.50 for Class C and $14.60 for Class R.

NOTE 4--Pro Forma Operating Expenses:

           The accompanying pro forma financial statements reflect changes in expenses of the Fund as if the Exchange was consummated on September 30, 2003. Although it is anticipated that there will be an elimination of certain duplicative expenses as a result of the Exchange, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5--Federal Income Taxes:

           The Fund and the Portfolio each has elected to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If the Exchange is consummated, the Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

           The identified cost of investments for the Fund and the Portfolio is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined Fund.

THE BEAR STEARNS FUNDS

SMALL CAP VALUE PORTFOLIO

Dear Shareholder:

           As a shareholder of the Small Cap Value Portfolio (the "Portfolio") you are being asked to vote on an Agreement and Plan of Reorganization to allow the Portfolio to transfer all of its assets in a tax-free reorganization to Dreyfus Premier Future Leaders Fund (the "Acquiring Fund"), in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of stated liabilities of the Portfolio. If the Agreement and Plan of Reorganization is approved and consummated for the Portfolio, you would no longer be a shareholder of the Portfolio, but would become a shareholder of the Acquiring Fund, which has a similar investment objective and similar management policies as the Portfolio. The Portfolio is a series of The Bear Stearns Funds (the "Trust") and the Acquiring Fund is a series of Dreyfus Growth and Value Funds, Inc.

           Bear Stearns Asset Management Inc., the Portfolio's investment adviser, has informed the Trust's Board that it has entered into a strategic arrangement with The Dreyfus Corporation ("Dreyfus"), the Acquiring Fund's investment adviser, with respect to the Portfolio and the other portfolios of the Trust. As to the Portfolio, the arrangement provides, subject to shareholder approval of the reorganization and the transactions described in the enclosed materials, that the Portfolio transfer its assets, subject to liabilities, to the Acquiring Fund, a larger fund advised by Dreyfus. The Acquiring Fund and the Portfolio each normally invests at least 80% of its assets in equity securities of "small companies." As a shareholder of the Acquiring Fund, you would have access to the additional investment options and shareholder services offered by the Dreyfus Premier Family of Funds, while pursuing a similar investment goal as you currently pursue as a shareholder of the Portfolio.

           After careful review, the Trust's Board of Trustees has unanimously approved the proposed reorganization. The Trustees believe that the proposal set forth in the notice of meeting for the Portfolio is important and recommend that you read the enclosed materials carefully and then vote for the proposal.

           Remember, your vote is extremely important, no matter how large or small your Portfolio holdings. To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

           Further information about the transaction is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call [ ].

Sincerely, [ ]

January __, 2004

TRANSFER OF THE ASSETS OF
SMALL CAP VALUE PORTFOLIO
TO AND IN EXCHANGE FOR SHARES OF
DREYFUS PREMIER FUTURE LEADERS FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY SMALL CAP VALUE PORTFOLIO INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Premier Future Leaders Fund (the "Acquiring Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about April 16, 2004 (the "Closing Date") and will no longer be a shareholder of the Portfolio. The Portfolio will then cease operations. You will receive Class A, Class B, Class C or Class R shares of the Acquiring Fund corresponding to your Class A, Class B, Class C or Class Y shares of the Portfolio with a value equal to the value of your investment in the Portfolio as of the Closing Date.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The reorganization will permit Portfolio shareholders to pursue similar investment goals in a larger fund that is part of a larger fund complex--the Dreyfus Family of Funds--offering shareholders more investment options and shareholder privileges. The Dreyfus Family of Funds consists of approximately 200 investment portfolios, and includes a wide range of equity, fixed-income, municipal bond and money market funds. Other potential benefits are described herein.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. The Portfolio seeks capital appreciation and the Acquiring Fund seeks capital growth. The investment policies, practices and limitations of each fund (and the related risks) are similar, but not identical. Each fund normally invests at least 80% of its assets in equity securities of "small companies." In the case of the Portfolio, these are securities identified by Bear Stearns Asset Management Inc. ("BSAM"), the Portfolio's investment adviser, as "value" securities. For the Acquiring Fund, these are securities of companies Dreyfus believes to be future leaders (i.e., small companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth). The Acquiring Fund uses a blended approach, investing in a combination of growth and value stocks. Each fund generally invests in companies with market capitalizations of less than $2 billion at the time of purchase. For additional information regarding the funds, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not realize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Portfolio shares will carry over to the shareholder's Acquiring Fund shares. The Portfolio will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the reorganization, which distribution would be taxable to shareholders.

WILL THE PROPOSED REORGANIZATION CHANGE TOTAL FUND EXPENSES?

The Acquiring Fund currently has lower total annual operating expenses than the Portfolio, even after the Portfolio fee waivers and expense reimbursements. In addition, Dreyfus has agreed to cap the Acquiring Fund's operating expenses for the two-year period following the reorganization so that the total annual operating expenses of the Acquiring Fund do not exceed the annual operating expenses of the Portfolio, after giving effect to fee waivers and expense reimbursements, as reflected under "Fees and Expenses" in the Portfolio's current prospectus. Acquiring Fund Class A shares are not subject to a distribution plan fee, whereas Class A shares of the Portfolio are subject to a distribution plan fee at the annual rate of 0.25%. Also, the Acquiring Fund does not charge a $7.50 wire redemption fee, which the Portfolio currently charges for wiring redemption proceeds. Accordingly, during such period, the total operating expenses of the Acquiring Fund will not be higher than, and should be lower than, the Portfolio's historical operating expenses.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER INVESTMENT MANAGEMENT FEE?

The Portfolio currently pays BSAM an investment advisory fee and pays an affiliate of BSAM an administrative fee. In addition, the Portfolio pays a third party for the provision of certain other administrative and fund accounting services. Under its agreement with Dreyfus, the Acquiring Fund pays Dreyfus a management fee for the provision of investment advisory, administrative and fund accounting services. As a result of the reorganization, the management fee paid to Dreyfus by the Acquiring Fund will not exceed the aggregate annual rate of fees payable by the Portfolio to BSAM, its affiliate and the third party for the provision of such services as of the Closing Date.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE PORTFOLIO?

Yes. You will continue to enjoy the same shareholder privileges with some modifications to certain of the privileges as described in the enclosed Prospectus for the Acquiring Fund. As part of a large mutual fund complex, the Acquiring Fund offers its shareholders more investment options for fund exchanges and additional shareholder privileges. The Acquiring Fund offers Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder(R), Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, and Dreyfus Auto-Exchange Privilege. You also may purchase and sell shares of the Acquiring Fund online through the Dreyfus.com website.

WILL I BE CHARGED A SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF THE REORGANIZATION?

No. No sales charge or CDSC will be imposed at the time of the reorganization. Any subsequent investment in the Acquiring Fund will be subject to any applicable sales charges of the Acquiring Fund and any redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Acquiring Fund received in the reorganization will be subject to the same CDSC as redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Portfolio (calculated from the date of original purchase of Portfolio shares). Class B shares of the Acquiring Fund received in the reorganization also will convert to Class A shares of the Acquiring Fund according to the same schedule as Class B shares of the Portfolio. Additional Class B shares of the Acquiring Fund purchased after the reorganization will be subject to the Acquiring Fund's CDSC and conversion schedules.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

BSAM and Dreyfus, and not the Portfolio or the Acquiring Fund, will pay the expenses relating to the proposed reorganization.

HOW DOES THE BOARD OF TRUSTEES FOR THE PORTFOLIO RECOMMEND I VOTE?

The Board has determined that reorganizing the Portfolio into another investment company that has similar investment policies as the Portfolio and that is part of the Dreyfus Family of Funds offers potential benefits to shareholders of the Portfolio. These potential benefits include:

•	The pursuit of similar investment goals in a larger fund with lower total operating expenses;

•	Dreyfus' experience and resources in managing mutual funds;

•	Dreyfus' commitment to limit the total operating expenses of the Acquiring Fund for two years after the reorganization; and

•	The exchange privileges and other services offered to shareholders of the Acquiring Fund.

The Trustees believe the reorganization is in the best interests of the Portfolio and its shareholders. Therefore, the Board of Trustees recommends that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope

•	By telephone, with a toll-free call to the number listed on your proxy card;

•	Through the Internet, at the website address listed on your proxy card; or

•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

THE BEAR STEARNS FUNDS

SMALL CAP VALUE PORTFOLIO

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

           A Special Meeting of Shareholders of the Small Cap Value Portfolio (the "Portfolio"), a series of The Bear Stearns Funds, will be held at the offices of [LOCATION], on Thursday, March 4, 2004, at [TIME], for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Portfolio to Dreyfus Premier Future Leaders Fund (the "Acquiring Fund"), in exchange for the Acquiring Fund's Class A, Class B, Class C and Class R shares having an aggregate net asset value equal to the value of the Portfolio's net assets and the assumption by the Acquiring Fund of stated liabilities of the Portfolio (the "Reorganization"). Class A, Class B, Class C and Class R shares of the Acquiring Fund received in the Reorganization will be distributed by the Portfolio to its Class A, Class B, Class C and Class Y shareholders, respectively, in liquidation of the Portfolio, after which the Portfolio will cease operations; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shareholders of record at the close of business on January 2, 2004 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Trustees Stephen A. Bornstein Secretary

New York, New York
January __, 2004

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF PORTFOLIO SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE PORTFOLIO WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE PORTFOLIO TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer Of The Assets Of

SMALL CAP VALUE PORTFOLIO
(A Series of The Bear Stearns Funds)

To And In Exchange For Shares Of

DREYFUS PREMIER FUTURE LEADERS FUND
(A Series of Dreyfus Growth and Value Funds, Inc.)

PROSPECTUS/PROXY STATEMENT
January __, 2004

Special Meeting of Shareholders
To Be Held on Thursday, March 4, 2004

           This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of The Bear Stearns Funds (the "Trust") on behalf of the Small Cap Value Portfolio (the "Portfolio") to be used at the Special Meeting of Shareholders (the "Meeting") of the Portfolio to be held on Thursday, March 4, 2004, at __:00 _.m., at the offices of [LOCATION], for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on January 2, 2004 are entitled to receive notice of and to vote at the Meeting.

           It is proposed that the Portfolio transfer all of its assets to Dreyfus Premier Future Leaders Fund (the "Acquiring Fund"), a series of Dreyfus Growth and Value Funds, Inc. (the "Company"), in exchange for the Acquiring Fund's shares and the assumption by the Acquiring Fund of stated liabilities of the Portfolio, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization"). Upon consummation of the Reorganization, the Acquiring Fund shares received by the Portfolio will be distributed to Portfolio shareholders, with each shareholder receiving a pro rata distribution of Acquiring Fund shares (or fractions thereof) for Portfolio shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Portfolio shares a number of Class A shares, Class B shares, Class C shares or Class R shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Portfolio shares as of the date of the Reorganization.

           This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Portfolio shareholders should know before voting on the proposal or investing in the Acquiring Fund.

           A Statement of Additional Information ("SAI") dated January __, 2004, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Portfolio. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Portfolio, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

           The Portfolio and the Acquiring Fund are open-end management investment companies. The Acquiring Fund is advised by The Dreyfus Corporation ("Dreyfus") and has a similar investment objective and similar investment policies as the Portfolio, which is advised by Bear Stearns Asset Management Inc. ("BSAM"). However, the investment practices and limitations of each fund (and the related risks) are not identical. The substantive differences between the Portfolio and the Acquiring Fund are set forth in this Prospectus/Proxy Statement.

           The Acquiring Fund's Prospectus dated January 1, 2004, and Annual Report for its fiscal year ended August 31, 2003 (including its audited financial statements for the fiscal year), each accompany this Prospectus/Proxy Statement. The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Portfolio's most-recent Prospectus, its Annual Report for the fiscal year ended March 31, 2003 and Semi-Annual Report for the six months ended September 30, 2003, please write to the Portfolio at PFPC Inc., P. O. Box 9830, Providence, Rhode Island 02940-8030 (Attention: The Bear Stearns Funds), or call 1-800-447-1139.

           Shareholders are entitled to one vote for each dollar of net asset value standing in the shareholder's name. Class A, Class B, Class C and Class Y shareholders will vote together on the proposal. Portfolio shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. Please note if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. As of December __, 2003, the following numbers of Portfolio shares were issued and outstanding:

     Class A Shares          Class B Shares         Class C Shares          Class Y Shares
      Outstanding             Outstanding             Outstanding             Outstanding
     ---------------         ---------------        --------------          --------------

           Proxy materials will be mailed to shareholders of record on or about January __, 2004.

TABLE OF CONTENTS

Summary

Reasons for the Reorganization

Information about the Reorganization

Additional Information about the Acquiring Fund and the Portfolio

Voting Information

Financial Statements and Experts

Other Matters

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees

Exhibit A: Agreement and Plan of Reorganization

Exhibit B: Description of Board Members for the Acquiring Fund	A-1 B-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF ALL OF THE ASSETS OF THE PORTFOLIO TO THE ACQUIRING FUND

SUMMARY

           This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Portfolio's Prospectus and the Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

           Proposed Transaction. The Trust's Board, including the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Portfolio or Acquiring Fund ("Independent Trustees"), has unanimously approved an Agreement and Plan of Reorganization (the "Plan") for the Portfolio. The Plan provides that, subject to the requisite approval of the Portfolio's shareholders, on the date of the Reorganization the Portfolio will assign, transfer and convey to the Acquiring Fund all of the assets of the Portfolio, including all securities and cash, in exchange for Class A, Class B, Class C and Class R shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Portfolio's net assets, and the Acquiring Fund will assume stated liabilities of the Portfolio. The Portfolio will distribute all Acquiring Fund shares received by it among its shareholders so that each Class A, Class B, Class C and Class Y Portfolio shareholder will receive a pro rata distribution of Acquiring Fund Class A, Class B, Class C and Class R shares (or fractions thereof), respectively, having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Portfolio shares as of the date of the Reorganization. Thereafter, the Portfolio will be terminated as a series of the Trust and cease operations.

           As a result of the Reorganization, each Portfolio shareholder will cease to be a shareholder of the Portfolio and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization. No sales charge or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization. Any subsequent redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Acquiring Fund received in exchange for Portfolio shares as a result of the Reorganization will be subject to the same CDSC as the redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Portfolio and would be calculated from the date of original purchase of such Portfolio shares. The Acquiring Fund does not impose a redemption fee. Any investment in the Acquiring Fund after the Reorganization will be subject to any applicable sales charges of the Acquiring Fund.

           The Trust's Board has unanimously concluded that the Portfolio's participation in the Reorganization would be in the best interests of the Portfolio and its shareholders and the interests of the Portfolio's existing shareholders would not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganization."

           Tax Consequences. As a condition to the closing of the Reorganization, the Trust, on behalf of the Portfolio, and the Company, on behalf of the Acquiring Fund, each will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Portfolio, the Portfolio's shareholders, or the Acquiring Fund as a result of the Reorganization. Tax attributes of the Portfolio will carry over to the Acquiring Fund; however, the ability of the Acquiring Fund to utilize the Portfolio's capital loss carryforwards will be subject to limitations. See "Information about the Reorganization—Federal Income Tax Consequences."

           Comparison of the Portfolio and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Portfolio's Prospectus and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

           Goal/Approach. The Portfolio and the Acquiring Fund have similar investment goals and investment approaches. The Portfolio seeks capital appreciation. The Acquiring Fund seeks capital growth. Each of the Acquiring Fund's and Portfolio's investment objective is a fundamental policy which cannot be changed without the approval of a majority of the relevant fund's outstanding voting shares.

           To pursue their goals, the Acquiring Fund and the Portfolio each normally invests in equity securities of small companies. Under normal circumstances, the Acquiring Fund invests at least 80% of its assets in the stocks of companies Dreyfus believes to be future leaders: small companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of "small companies" that BSAM identifies as "value" securities. The Portfolio currently focuses on investing in the stocks of small companies that have market capitalizations, measured at the time of purchase, that are no more than the upper market capitalization range of the companies that comprise the Russell 2000 Index, or $2 billion, whichever is greater. Based on current market conditions, the Acquiring Fund invests primarily in companies with market capitalizations of less than $2 billion at the time of purchase. The Acquiring Fund, like the Portfolio, may continue to hold its securities as their market capitalizations grow; consequently, a substantial portion of the Acquiring Fund's holdings can have market capitalizations in excess of $2 billion at any given time. The Acquiring Fund, like the Portfolio, is not required to maintain an average or median market capitalization of investments within any particular range.

           In choosing securities, the Acquiring Fund uses a blended approach, investing in growth stocks, value stocks or stocks that exhibit the characteristics of both. Using fundamental research and direct management contact, Dreyfus identifies companies with superior prospects for accelerated earnings growth. The Acquiring Fund's portfolio managers also seek special situations such as corporate restructurings or management changes that could result in a significant increase in the stock price. They use a sector management approach, supervising a team of sector managers who each make buy and sell recommendations within their respective areas of expertise. The Acquiring Fund typically sells a stock when the reasons for buying it no longer apply, or when the company begins to show deteriorating fundamentals or poor relative performance, or when a stock is fully valued by the market.

           In choosing securities, the Portfolio's portfolio managers use a "value" approach to investing. In particular, the portfolio managers look for equity securities that have relatively low price-to-book ratios, low price-to-earnings ratios or lower-than-average price-to-cash-flow ratios and dividend payments. The portfolio managers may consider factors such as the company's earnings growth, dividend payout ratios, return on equity, stock price volatility relative to the market, new management and upcoming corporate restructuring, the general business cycle, the company's position within a specific industry and the company's responsiveness to changing conditions.

           Each fund's stock investments include common and preferred stocks and convertible securities, and those purchased in initial public offerings ("IPOs"). The convertible securities and preferred stocks in which the Portfolio may invest must be rated at least "investment grade" by an independent rating agency, such as S&P or Moody's. Under normal circumstances, the Portfolio will invest at least 85% of its total assets in equities. The Portfolio may invest up to 10% of its net assets in equity securities of foreign issuers in the form of U.S. dollar-denominated American Depositary Receipts ("ADRs") that are listed on U.S. exchanges. Each fund may, but normally does not, invest in other foreign securities.

           Each of the Portfolio and Acquiring Fund may, but is not required to, use derivatives, such as options and futures, as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy. The Portfolio and the Acquiring Fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of the fund's portfolio securities.

           The Portfolio and the Acquiring Fund may engage in leverage by borrowing money to purchase securities. Each fund may borrow up to 33-1/3% of the value of its assets.

           The Portfolio and Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the Portfolio's or Acquiring Fund's total assets.

           Both the Portfolio and the Acquiring Fund are diversified, which generally means that with respect to 75% of the Portfolio's or the Acquiring Fund's total assets, it will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of a single issuer.

           The Acquiring Fund is a separate series of the Company, which is a corporation organized under the laws of the State of Maryland. The Portfolio is a separate series of the Trust, which is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts. See "Certain Organizational Differences Between the Acquiring Fund and the Portfolio" below.

           Main Risks. The principal risks associated with an investment in the Portfolio and the Acquiring Fund are similar. These risks, as primarily described in the Acquiring Fund's Prospectus, are discussed below. As a result, the value of your investment in the Acquiring Fund, as in the Portfolio, will fluctuate, sometimes dramatically, which means you could lose money.

•	Market risk. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•	Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

•	Smaller company risk. Small and midsize companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and a fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

•	Growth stock risk (Acquiring Fund only). Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

•	Value stock risk. Value stocks involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued.

•	Market sector risk. Each fund may overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries, or sectors.

•	Foreign investment risk. Neither fund typically focuses on foreign security investments. However, to the extent a fund owns such securities, the fund's performance will be influenced by the political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

•	Derivatives risk. Each fund may invest in derivative instruments, such as options and futures contracts (including those relating to securities or indexes). A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.

•	Short sale risk. The Portfolio and Acquiring Fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.

•	Leveraging risk. The Portfolio and the Acquiring Fund may use leverage, such as borrowing money to purchase securities, lending portfolio securities and engaging in forward commitment transactions, which could magnify the fund's gains or losses.

•	IPO risk The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

           Under adverse market conditions, the Acquiring Fund and Portfolio each may invest some or all of their respective assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

           The Acquiring Fund and Portfolio each may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

           The Acquiring Fund and Portfolio each may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

           Management Fee. The Portfolio and the Acquiring Fund have different management fee structures. Pursuant to an Amended and Restated Investment Advisory Agreement with BSAM, the Portfolio has agreed to pay BSAM a fee for investment advisory services at the annual rate of 0.75% of the value of the Portfolio's average daily net assets. In addition to the advisory fee, the Portfolio has agreed to pay Bear Stearns Funds Management Inc. ("BSFM"), an affiliate of BSAM, pursuant to an Administration Agreement, an administration fee at the maximum annual rate of 0.15% of the value of the Portfolio's average daily net assets. BISYS Fund Services Ohio, Inc. ("BISYS) also provides certain administrative services to the Portfolio pursuant to a Fund Accounting and Administrative Services Agreement at the maximum annual rate of 0.035% of the value of the Portfolio's average daily net assets. The administrative fee payable to BSFM varies with the size of the Portfolio's assets, and is charged at an annual rate of 0.15% of Portfolio net assets up to $1 billion, 0.12% of the next $1 billion of such assets, 0.10% of the next $3 billion of such assets and 0.08% of Portfolio net assets above $5 billion. The fee payable to BISYS varies with the size of the Trust's assets, but was chargeable at the maximum rate for the Portfolio's last fiscal year, and subjects the Trust to a minimum annual fee of $1,120,000.

           Pursuant to the Management Agreement with Dreyfus, the Acquiring Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.90% of the value of the Acquiring Fund's average daily net assets. The services covered in the Portfolio's Advisory Agreement with BSAM, Administration Agreement with BSFM and Fund Accounting and Administrative Services Agreement with BISYS, which resulted in an aggregate fee payable of 0.935% of the Portfolio's average daily net assets for the fiscal year ended March 31, 2003, are included in the management fee payable by the Acquiring Fund to Dreyfus. Thus, as a result of the Reorganization, the management fee payable to Dreyfus by the Acquiring Fund will not exceed the aggregate annual rate of fees payable by the Portfolio to BSAM, BSFM and BISYS for the provision of investment advisory and administrative services.

           Sales Charges. The schedules of sales charges imposed at the time of purchase of Class A shares of the Portfolio and Acquiring Fund are substantially similar. The maximum sales charge imposed on the purchase of Class A shares is 5.50% for the Portfolio and 5.75% for the Acquiring Fund for investments of less than $50,000. Though the maximum front-end sales charge for Class A shares of the Acquiring Fund is 0.25% greater than that for Class A shares of the Portfolio, Class A shares of the Acquiring Fund are not subject to an ongoing Rule 12b-1 plan fee of 0.25% as are Class A shares of the Portfolio. In addition, for purchases of Acquiring Fund Class A shares in amounts ranging from $50,000 to $499,999, the front-end sales charge is 0.25% less than that charged for Portfolio Class A shares of the same amount. Portfolio and Acquiring Fund Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase are subject to a 1.00% CDSC. With respect to Class B or Class C shares of the Acquiring Fund received by shareholders in exchange for Portfolio shares as a result of the Reorganization, the CDSC imposed by the Acquiring Fund at the time of redemption of such Class B shares and Class C shares is identical to that imposed by the Portfolio. Additional Class B shares of the Acquiring Fund purchased after the Reorganization will be subject to the Acquiring Fund's maximum CDSC of 4% and will convert to Class A shares of the Acquiring Fund in the sixth year after purchase, instead of 5% and conversion in the eighth year after purchase, respectively, as is the case with Class B shares of the Portfolio purchased before December 1, 2003. Class B shares of the Portfolio purchased on or after December 1, 2003 are subject to the same CDSC and conversion schedules as Class B shares of the Acquiring Fund.

          No sales charge or CDSC will be imposed at the time of the Reorganization.

           Expenses. The fees and expenses set forth below are based on net assets and accruals of the respective fund as of September 30, 2003. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and fund accruals of the Portfolio and the Acquiring Fund, as adjusted showing the effect of the Reorganization had it occurred on September 30, 2003. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices. Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund for the two-year period after the Reorganization, so that Acquiring Fund total annual operating expenses (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed the Portfolio's net operating expenses listed in the fee table.

Annual Fund Operating Expenses
(expenses paid from fund assets) as a
percentage of average daily net assets:

                                                                                   Pro Forma After
                                                                                    Reorganization
                                       Portfolio            Acquiring Fund          Acquiring Fund
                                        Class A                Class A                 Class A
                                       -----------           --------------         ---------------
  Management fees                        .75%                    .90%*                  .90%*
  Rule 12b-1 fee                         .25%                    None                   None
  Shareholder services fee               .25%                    .25%                   .25%
  Other expenses                         .76%                    .28%                   .28%
                                        -----                   -----                  ------
  Total                                 2.01%                   1.43%                  1.43%
  Fee waiver and/or expense             (.31)%                    N/A                   N/A
  reimbursement
  Net operating expenses                1.70%                   1.43%                  1.43%

                                                                                  Pro Forma After
                                                                                   Reorganization
                                       Portfolio            Acquiring Fund         Acquiring Fund
                                        Class B                Class B                  Class B
                                       -----------           --------------       ---------------

  Management fees                        .75%                    .90%*                  .90%*
  Rule 12b-1 fee                         .75%                    .75%                   .75%
  Shareholder services fee               .25%                    .25%                   .25%
  Other expenses                         .76%                    .29%                   .29%
                                        -----                   -----                  ------

  Total                                 2.51%                   2.19%                  2.19%
  Fee waiver and/or expense             (.31)%                   N/A                    N/A
  reimbursement
  Net operating expenses                2.20%                   2.19%                  2.19%

                                                                                  Pro Forma After
                                                                                   Reorganization
                                       Portfolio            Acquiring Fund         Acquiring Fund
                                        Class C                Class C                  Class C
                                       -----------           --------------         ---------------
  Management fees                        .75%                   .90%*                  .90%*
  Rule 12b-1 fee                         .75%                   .75%                   .75%
  Shareholder services fee               .25%                   .25%                   .25%
  Other expenses                         .76%                   .23%                   .23%
                                        -----                  -----                  ------

  Total                                 2.51%                  2.13%                  2.13%
  Fee waiver and/or expense             (.31)%                  N/A                    N/A
  reimbursement
  Net operating expenses                2.20%                  2.13%                  2.13%

                                                                                  Pro Forma After
                                                                                   Reorganization
                                       Portfolio            Acquiring Fund         Acquiring Fund
                                        Class Y              Class R                  Class R
                                       -----------           --------------         ---------------
  Management fees                        .75%                  .90%*                   .90%*
  Rule 12b-1 fee                         None                   None                   None
  Shareholder services fee               None                   None                   None
  Other expenses                         .76%                  .12%                    .12%
                                        -----                  -----                  ------

  Total                                  1.51%                 1.02%                   1.02%
  Fee waiver and/or expense             (.31)%                  N/A                     N/A
  reimbursement
  Net operating expenses                 1.20%                 1.02%                   1.02%

__________________

* Management fees for the Acquiring Fund, in addition to investment advisory services, cover administrative and internal accounting services, which are included for the Portfolio under "Other expenses." See "Management Fees" above.

Example

           This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The one-year example and the first year of the three-, five- and ten-years examples for the Portfolio are based on net operating expenses, which reflect the expense waiver/reimbursement by BSAM. Because actual returns and expenses will be different, the example is for comparison only.

                               Portfolio                                      Acquiring Fund
          ----------------------------------------------  ---------------------------------------
          Class A    Class B      Class C      Class Y      Class A   Class B    Class C   Class R
          Shares     Shares*      Shares*      Shares       Shares    Shares*    Shares*   Shares
          --------   -------      -------      -------      -------   -------    -------   -------

1 Year     $713      $723/        $323/        $122         $712      $722/      $316/     $104
                     $223         $223                                $222       $216

3 Years    $1,118    $1,052/      $752/        $447         $1,001    $985/      $667/     $325
                     $752         $752                                $685       $667

5 Years    $1,546    $1,508/      $1,308/      $794         $1,312    $1,375/    $1,144/   $563
                     $1,308       $1,308                              $1,175     $1,144

10 Years   $2,736    $2,700**/    $2,823/      $1,775       $2,190    $2,331**/  $2,462    $1,248
                     $2,700       $2,823                              $2,331     $2,462

                           Acquiring Fund
                  Pro Forma After Reorganization
           -------------------------------------------------
           Class A     Class B      Class C     Class R
           Shares      Shares*      Shares*     Shares
           -------     -------      -------     -------

1 Year     $712        $722/        $316/       $104
                       $222         $216

3 Years    $1,001      $985/        $667/       $325
                       $685         $667

5 Years    $1,312      $1,375/      $1,144/     $563
                       $1,175       $1,144

10 Years   $2,190      $2,331**/    $2,462/     $1,248
                       $2,331       $2,462

__________

*With redemption/without redemption. For the Portfolio and Acquiring Fund Class B, this amount reflects the CDSC applicable to Portfolio shares puchased before December 1, 2003.

**Assumes conversion of Class B to Class A at end of the eighth year following the date of initial purchase (the conversion schedule applicable to Class B shares of the Portfolio and to Class B shares of the Acquiring Fund received in the Reorganization).

           Past Performance. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and Portfolio. Each bar chart shows the changes in the performance of the respective fund's Class A shares from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The tables compare the average annual total returns of the Acquiring Fund's Class A, Class B, Class C and Class R shares and the Portfolio's Class A, Class B, Class C and Class Y shares to those of the Russell 2000 Index, a measure of U.S. small-cap stock performance. These returns for the Acquiring Fund and the Portfolio include applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary from the performance of the other share classes because of differences in charges and expenses.

           After-tax performance is shown only for Class A shares. After-tax performance of the respective fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund — Class A Shares
Year-by-year total returns as of 12/31 each year (%)

                                                                               +3.29    -22.61
----------------------------------------------------------------------------------------------
    '93         '94    '95        '96        '97       '98     '99      '00     '01      '02

Best Quarter:              Q4 '01             +19.30%
Worst Quarter:             Q3 '02             -21.74%

The year-to-date total return for the Class A shares of the Acquiring Fund as of 9/30/03 was 22.17%.

Acquiring Fund
Average annual total returns as of 12/31/02

                                              Since Inception
Share Class                       1 Year         (6/30/00)
---------------------------------------------------------------

Class A
returns before taxes             -27.07%           -4.19%
                              ---------------------------------
Class A
returns after taxes on
distributions                    -27.07%           -4.19%
                              ---------------------------------

Class A
returns after taxes on
distributions and sale of
fund shares                      -16.62%           -3.33%
                              ---------------------------------

Class B
returns before taxes             -26.33%           -3.84%
                              ---------------------------------

Class C
returns before taxes             -23.95%           -2.60%
                              ---------------------------------

Class R
returns before taxes             -22.38%           -1.61%
                              ---------------------------------

Russell 2000 Index
reflects no deduction for
fees, expenses or taxes          -20.48%          -10.07%
                              ---------------------------------

Portfolio-- Class A Shares
Year-by-year total returns as of 12/31 each year (%)

                                 +15.45   +32.64    -1.41      +14.11    -0.59    +12.30   -25.58
--------------------------------------------------------------------------------------------------
    '93         '94    '95        '96      '97       '98        '99       '00       '01     '02

Best Quarter:              Q4 '98          +22.04%
Worst Quarter:             Q3 '98          -26.11%

The year-to-date total return for the Class A shares of the Portfolio as of 9/30/03 was 18.48%.

Portfolio
Average annual total returns as of 12/31/02

Share Class/
Inception Date                    1 Year          5 Years       Since Inception
-------------------------------------------------------------------------------

Class A (4/3/95)
returns before taxes             -29.67%          -2.46%              7.27%
                                 -------------------------------------------

Class A
returns after taxes on
distributions                    -31.01%           -4.53%            5.36%
                                 -------------------------------------------

Class A
returns after taxes on
distributions and sale of
fund shares                      -17.61%           -2.52%            5.47%
                                 -------------------------------------------

Class B (1/21/98)
returns before taxes             -29.71%            N/A             -1.42%
                                 -------------------------------------------

Class C (4/3/95)
returns before taxes             -26.91%           -1.92%            7.44%
                                 -------------------------------------------

Class Y (6/22/95)
returns before taxes             -25.55%           -0.96%            7.48%
                                 -------------------------------------------

Russell 2000 Index
reflects no deduction for
fees, expenses or taxes          -20.48%           -1.36%           6.52%*
                                 -------------------------------------------

___________________

*	Reflects the period 4/3/95 through 12/31/02. For the periods 6/22/95 through 12/31/02 and 1/21/98 through 12/31/02, the average annual total returns for the Russell 2000 Index were 5.54% and -1.37%, respectively.

           Investment Advisers. The investment adviser for the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus managed approximately $168 billion in approximately 200 mutual fund portfolios as of October 31, 2003. Dreyfus is the primary mutual fund business of Mellon Financial Corporation ("Mellon"), a global financial services company with approximately $3.2 trillion of assets under management, administration or custody, including approximately $625 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.

           BSAM, located at 383 Madison Avenue, New York, New York 10179, is the Portfolio's investment adviser and provides day-to-day management of the Portfolio's investments. BSAM, a wholly owned subsidiary of The Bear Stearns Companies Inc., was established in 1985. The Bear Stearns Companies Inc. is a holding company that, through its subsidiaries (including its principal subsidiary, Bear, Stearns &- Co. Inc.), is a leading United States investment banking, securities trading and brokerage firm serving U.S. and foreign corporations, governments and institutional and individual investors. BSAM is a registered investment adviser and provides investment advisory and administrative services to open-end investment funds and other managed accounts with aggregate assets at October 31, 2003 of approximately $22.1 billion.

           Portfolio Managers. Stephen M. Riccio is the Portfolio's primary portfolio manager. Mr. Riccio, an Associate Director, joined BSAM in 2000 as a member of the equity investment team, specializing in small capitalization companies. Prior to joining BSAM, Mr. Riccio spent five and a half years at Bank of Tokyo Mitsubishi Trust as a portfolio manager and senior equity analyst.

           Paul Kandel, senior portfolio manager, and Hilary Woods, senior portfolio manager and co-director of equity research, are the Acquiring Fund's primary portfolio managers and have been since its inception. Mr. Kandel and Ms. Woods joined Dreyfus in 1994 and 1987, respectively.

           Board Members. The Board members for the Portfolio and the Acquiring Fund are different. None of the Board members for the Acquiring Fund is an "interested person" (as defined in the 1940 Act) of the Acquiring Fund or Portfolio (hereinafter referred to as "Independent Board Members"). The Board for the Acquiring Fund has standing audit, nominating and compensation committees. The function of the audit committee is to oversee the Acquiring Fund's financial and reporting policies and certain internal control matters; the function of the nominating committee is to select and nominate all candidates for election as Independent Board Members for the Acquiring Fund; and the function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Acquiring Fund also has a standing pricing committee to assist in valuing the fund's investments. For a description of the Board members for the Acquiring Fund, see Exhibit B.

           Independent Auditors. Ernst & Young LLP are the Acquiring Fund's independent auditors. Deloitte & Touche LLP are the Portfolio's independent auditors.

           Capitalization. The Portfolio has classified its shares into four classes--Class A, Class B, Class C and Class Y--and the Acquiring Fund has classified its shares into five classes--Class A, Class B, Class C, Class R and Class T. The Portfolio's Class Y shares will be exchanged for the Acquiring Fund's Class R shares. Because the Portfolio does not have Class T shares, there will be no exchange for Class T shares of the Acquiring Fund. The following table sets forth as of September 30, 2003 (1) the capitalization of each Class of the Portfolio's shares, (2) the capitalization of each Class of the Acquiring Fund's shares* and (3) the pro forma capitalization of each Class of the Acquiring Fund's shares,* as adjusted showing the effect of the Reorganization had it occurred on such date.

                                                                             Pro Forma After
                                                                              Reorganization
                                 Portfolio              Acquiring Fund        Acquiring Fund
                                  Class A                 Class A                 Class A
                                ------------            ---------------       ---------------
  Total net assets              $14,439,706              $53,971,903            $68,411,609
  Net asset value per share     $16.09                   $14.55                  $14.55
  Shares outstanding            897,674                  3,710,111               4,702,718

                                                                             Pro Forma After
                                                                              Reorganization
                                 Portfolio              Acquiring Fund        Acquiring Fund
                                 Class B                  Class B                 Class B
                                ------------            ---------------       ---------------
  Total net assets              $5,988,433               $31,497,552             $37,485,985
  Net asset value per share     $15.43                   $14.19                  $14.19
  Shares outstanding            388,149                  2,219,559               2,641,550

                                                                             Pro Forma After
                                                                              Reorganization
                                 Portfolio              Acquiring Fund        Acquiring Fund
                                 Class C                  Class C                 Class C
                                ------------            ---------------       ---------------
  Total net assets              $10,889,973              $15,630,644           $26,520,617
  Net asset value per share     $15.45                   $14.21                $14.21
  Shares outstanding            704,645                  1,099,792             1,866,152

                                                                             Pro Forma After
                                                                              Reorganization
                                 Portfolio              Acquiring Fund        Acquiring Fund
                                 Class Y                  Class R                 Class R
                                ------------            ---------------       ---------------
  Total net assets              $22,835,139               $88,103,151          $110,938,290
  Net asset value per share     $16.49                    $14.71               $14.71
  Shares outstanding            1,384,880                 5,990,985            7,543,767

____________________

* Class A, Class B, Class C and Class R only.

           Purchase Procedures. Although the methods available to purchase shares of the Portfolio and the Acquiring Fund and the automatic investment services they offer are substantially similar, the procedures are different. See "Account Policies – Buying Shares," "Services for Fund Investors" and "Instructions for Regular Accounts" in the Acquiring Fund's Prospectus and "How to Buy Shares" and "Shareholder Services" in the Acquiring Fund's Statement of Additional Information for a discussion of purchase procedures for shares of the Acquiring Fund.

           Distribution Plan. Class A, Class B and Class C shares of the Portfolio and Class B and Class C shares of the Acquiring Fund are subject to plans adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan"). Under the relevant Rule 12b-1 Plan, the Portfolio pays its distributor a fee at an annual rate of 0.25% of the average daily net assets of Class A shares and 0.75% of the average daily net assets of Class B shares and Class C shares, and the Acquiring Fund pays its distributor a fee at the annual rate of 0.75% of the average daily net assets of Class B shares and Class C shares, to finance the sale and distribution of such shares. There are no Rule 12b-1 Plan fees for Class Y shares of the Portfolio or Class A and Class R shares of the Acquiring Fund. Because the Rule 12b-1 Plan fee is paid out of the assets attributable to the relevant Class of shares on an ongoing basis, over time it will increase the cost of your investment in such Class of shares and may cost you more than paying other types of sales charges. See "Distribution Plan and Shareholder Services Plan--Distribution Plan" in the Acquiring Fund's Statement of Additional Information for a discussion of the Rule 12b-1 Plan adopted for the Acquiring Fund.

           Shareholder Services Plan. Class A, Class B and Class C shares of the Portfolio and Class A, Class B and Class C shares of the Acquiring Fund are subject to shareholder services plans pursuant to which the Portfolio and the Acquiring Fund each pay their respective distributor (or other shareholder service providers) a fee at an annual rate of 0.25% of the average daily net assets of the relevant Class for providing shareholder services. See "Distribution Plan and Shareholder Services Plan—Shareholder Services Plan" in the Acquiring Fund's Statement of Additional Information for a discussion of the Shareholder Services Plan adopted for the Acquiring Fund.

           Redemption Procedures. Although the methods available to sell (redeem) shares of the Portfolio and the Acquiring Fund are substantially similar, the procedures are different. In addition, the Portfolio charges a $7.50 transaction fee for wiring redemption proceeds; the Acquiring Fund currently does not charge such transaction fees. See "Account Policies—Selling Shares" and "Instructions for Regular Accounts" in the Acquiring Fund's Prospectus and "How to Redeem Shares" in the Acquiring Fund's Statement of Additional Information for a discussion of redemption procedures for shares of the Acquiring Fund.

           Distributions. The dividend and distributions policies of the Portfolio and the Acquiring Fund are identical. Although it may do so more frequently, the Acquiring Fund, like the Portfolio, anticipates paying its shareholders any dividends or distributions once a year. The actual amount of dividends paid per share by the Portfolio and the Acquiring Fund is different.

           Shareholder Services. The shareholder services offered by the Portfolio and the Acquiring Fund are substantially similar, with additional services available in the Acquiring Fund. The privileges you currently have with respect to your Portfolio account will transfer automatically to your account with the Acquiring Fund. See "Services for Fund Investors" in the Acquiring Fund's Prospectus and "Shareholder Services" in the Acquiring Fund's Statement of Additional Information for a further discussion of the shareholder services offered by the Acquiring Fund.

           Certain Organizational Differences Between the Acquiring Fund and the Portfolio. The Portfolio is a separate series of the Trust, which is a Massachusetts business trust, and the rights of its shareholders are governed by the Trust's Agreement and Declaration of Trust (the "Trust Agreement"), the Trust's By-Laws and applicable Massachusetts law. The Acquiring Fund is a separate series of the Company, which is a Maryland corporation, and the rights of its shareholders are governed by the Company's Articles of Incorporation (the "Charter"), the Company's By-Laws and the Maryland General Corporation Law (the "Maryland Code"). Certain relevant differences between the two forms of organization are summarized below.

           Shareholder Meetings and Voting Rights. Generally, neither the Acquiring Fund nor the Portfolio is required to hold annual meetings of its shareholders. The relevant Board is required to call a special meeting of shareholders for the purpose of removing a Board member when requested in writing to do so by the holders of at least 10% of its outstanding shares entitled to vote. Shareholders may remove a Board member by the affirmative vote of two-thirds, in the case of the Portfolio, or a majority, in the case of the Acquiring Fund, of the respective fund's outstanding voting shares. Moreover, the Board will call a meeting of shareholders for the purpose of electing Board members if at any time less than a majority of the Board members then holding office have been elected by the shareholders.

           Shares of the Acquiring Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of the Portfolio are entitled to one vote for each dollar of net asset value standing in the name of the shareholder. Generally, on matters submitted to a vote of shareholders, all shares of the Portfolio and Acquiring Fund then entitled to vote will be voted in the aggregate as a single class. The Trust Agreement provides that 30% of the shares entitled to vote shall constitute a quorum for the transaction of business at a shareholders' meeting. The Company's Charter provides that 33-1/3% of the shares entitled to vote shall constitute a quorum for the transaction of business at a stockholders meeting. Matters requiring a larger vote by law or under the organizational documents for the Fund or Acquiring Portfolio are not affected by such quorum requirements.

           Shareholder Liability. Under Maryland law, Acquiring Fund stockholders have no personal liability as such for the Acquiring Fund's acts or obligations.

           Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Portfolio and requires that notice of such disclaimer be given in every note, bond, contract or other undertaking issued or entered into by or on behalf of the Portfolio, or the Trust's Trustees. The Trust Agreement provides for indemnification out of the Portfolio's property of all losses and expenses of any shareholder held personally liable for the obligations of the Portfolio solely by reason of being or having been a Portfolio shareholder and not because of such shareholder's acts or omissions or some other reason. Thus, the Portfolio considers the risk of a Portfolio shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Portfolio itself would be unable to meet its obligations. The Trust Agreement also provides that the Portfolio, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Portfolio and satisfy any judgment thereon.

           Liability and Indemnification of Board Members. Under Maryland law, the Company's Charter and By-Laws and subject to the 1940 Act, a Director or officer of the Company is not liable to the Acquiring Fund or its stockholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful). Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Acquiring Fund except where the individual is adjudged liable to the Acquiring Fund. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the Acquiring Fund is insured against losses arising from the advances, or (iii) the disinterested non-party directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification. Officers, employees and agents may be indemnified to the same extent as Directors and to such further extent as is consistent with law.

           If these provisions of Maryland law are amended, the Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended. No amendment or repeal of the provisions of the Charter relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

           Under the Trust's Trust Agreement and By-Laws, subject to the 1940 Act, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, unless such Trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties. A Trustee is entitled to advances of expenses in the course of litigation if (i) such Trustee undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Trustee provides acceptable security, (y) the Fund is insured against losses arising from the advances, or (z) the disinterested non-party Trustees or independent legal counsel determine there is a reason to believe the Trustee ultimately will be found to be entitled to indemnification. Officers, employees and agents of the Trust may be indemnified to the same extent as Trustees.

           Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

* * * * * * * * *

           The foregoing is only a summary of certain differences between the Acquiring Fund, the Company's Charter, By-Laws and Maryland law, and the Portfolio, the Trust's Trust Agreement, By-Laws and Massachusetts law. It is not a complete description of the differences, but only of material differences. Shareholders desiring copies of the Company's Charter and By-Laws or the Trust's Trust Agreement and By-Laws should write to the relevant fund.

REASONS FOR THE REORGANIZATION

           The Board members for the Portfolio and the Acquiring Fund have concluded that the Reorganization is in the best interests of the Portfolio and the Acquiring Fund, respectively, and their shareholders. BSAM has informed the Trust's Board that it has entered into a strategic arrangement with Dreyfus with respect to the Portfolio and the other portfolios of the Trust. Pursuant to the arrangement with respect to the Portfolio, the Portfolio would transfer its assets, subject to stated liabilities, to a larger fund advised by Dreyfus. As of ______, 2003, the Portfolio had assets of approximately $______ million, and the Acquiring Fund had assets of approximately $_______ million. BSAM believes, and the Trust's Board concurs, that the proposed Reorganization will be advantageous to the shareholders of the Portfolio for several reasons. First, Portfolio shareholders would continue to pursue similar investment goals in a larger fund with lower annual operating expenses than the Portfolio, without diluting shareholder interests. Second, Dreyfus provides investment advisory services to the Acquiring Fund and is responsible for the overall management of the Acquiring Fund's operations. Shareholders should benefit from Dreyfus' experience and resources in managing investment companies. Founded in 1947, Dreyfus managed approximately 200 investment company portfolios with approximately $168 billion in assets as of October 31, 2003. Third, for at least the next two years the Acquiring Fund's total annual operating expenses will not be higher than, and may be less than, the Portfolio's annual operating expenses set forth above under "Expenses." Fourth, the Acquiring Fund is part of a diverse family of mutual funds, currently with approximately [100] portfolios in the Dreyfus Premier Family of Funds that will be available to Acquiring Fund shareholders through exchanges. Currently, Portfolio shareholders may exchange into nine other portfolios of the Trust.

           The Board of Trustees for the Acquiring Fund considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund.

          The Boards for the Portfolio and the Acquiring Fund also considered that BSAM will receive economic benefits if the Reorganization is completed, including receipt of payments from Dreyfus in consideration of BSAM's performance of certain obligations under an agreement with Dreyfus.

          In determining whether to recommend approval of the Reorganization, each Board also considered (1) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (2) the compatibility of the Portfolio's and Acquiring Fund's investment objective, management policies and restrictions, as well as shareholder services offered by the Portfolio and the Acquiring Fund; (3) the expense ratios and information regarding the fees and expenses of the Portfolio and the Acquiring Fund; (4) the tax consequences of the Reorganization; (5) the relative performance of the Portfolio and the Acquiring Fund; and (6) that the costs to be incurred by the Portfolio and the Acquiring Fund in connection with the Reorganization would be borne by BSAM and Dreyfus, and not the Portfolio or the Acquiring Fund.

          For the reasons described above, the Board of Trustees for the Portfolio, including the Independent Trustees, approved the Reorganization. Similarly, the Board of Directors for the Acquiring Fund, including the Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

           Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the copy of the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Portfolio's shareholders, the Acquiring Fund will acquire all of the assets of the Portfolio in exchange for Acquiring Fund Class A, Class B, Class C and Class R shares and the assumption by the Acquiring Fund of stated liabilities of the Portfolio on April 16, 2004 or such later date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Fund shares to be issued to the Portfolio will be determined on the basis of the relative net asset values per share and aggregate net assets attributable to the corresponding Class of the Portfolio and the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Portfolio and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption "Account Policies—Buying Shares" in the Acquiring Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund's Statement of Additional Information.

           On or before the Closing Date, the Portfolio will declare a dividend or dividends that together with all dividends that have been declared previously will have the effect of distributing to Portfolio shareholders all of the Portfolio's previously undistributed investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt income and net capital gain (after reduction for any capital loss carryforwards), if any, earned or realized for all taxable years or periods ending on or before the Closing Date.

           As soon as conveniently practicable after the Closing Date, the Portfolio will liquidate and distribute pro rata to its Class A, Class B, Class C and Class Y shareholders of record as of the close of business on the Closing Date, Acquiring Fund Class A, Class B, Class C and Class R shares, respectively, received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Portfolio shareholder, each account representing the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Portfolio will be terminated as a series of the Trust and cease operations. After the Closing Date, any outstanding certificates representing Portfolio shares will represent Acquiring Fund shares distributed to the record holders of the Portfolio.

           The Plan may be amended at any time prior to the Reorganization. The Portfolio will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Portfolio and the Acquiring Fund under the Plan are subject to various conditions, including approval by Portfolio shareholders and the continuing accuracy of various representations and warranties of the Portfolio and the Acquiring Fund. Consummation of the transactions contemplated by the Plan also is subject to Dreyfus and BSAM satisfying certain obligations pursuant to their agreement. In addition, consummation of the Reorganization is subject to consummation of the reorganization of the Prime Money Market Portfolio, a series of the Trust managed by BSAM, with a newly-formed money market fund managed by Dreyfus.

           The total expenses of the Reorganization are expected to be approximately $[EXPENSES], which will be borne by BSAM and Dreyfus. In addition to use of the mails, proxies may be solicited personally or by telephone, and BSAM and Dreyfus may pay persons holding Portfolio shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, the Portfolio may retain an outside firm to solicit proxies on behalf of the Trust's Board. The cost of any such outside firm solicitation, which will be paid by BSAM and Dreyfus, is estimated to be approximately $[EXPENSES].

           By approving the Reorganization, Portfolio shareholders are also, in effect, agreeing to the Acquiring Fund's investment advisory and distribution arrangements, Board composition, and independent auditors. If the Reorganization is not approved by Portfolio shareholders, the Trust's Board has directed that the Portfolio be liquidated, and shareholders will be given an opportunity prior to the liquidation to exchange their shares at net asset value for shares of a corresponding Class of a fund in the Dreyfus Premier Family of Funds. Any redemption of Class B or Class C shares (or Class A shares subject to a CDSC) received in the exchange will be subject to the same CDSC as redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Portfolio and such Class B shares will be subject to the same conversion schedule as Class B shares of the Portfolio (in each case, calculated from the date of original purchase of such Portfolio shares).

           Temporary Suspension of Certain of the Portfolio's Investment Restrictions. Since certain of the Portfolio's existing investment restrictions could preclude the Portfolio from consummating the Reorganization in the manner contemplated in the Plan, Portfolio shareholders are requested to authorize the temporary suspension of any investment restriction of the Portfolio to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of the Portfolio's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

           Federal Income Tax Consequences. The exchange of Portfolio assets for Acquiring Fund shares, and the Acquiring Fund's assumption of the Portfolio's stated liabilities, is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, the Portfolio will receive the opinion of Kramer Levin Naftalis & Frankel LLP, counsel to the Portfolio, and the Acquiring Fund will receive an opinion of Stroock & Stroock & Lavan LLP, counsel to the Acquiring Fund, each to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Portfolio's assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of stated liabilities of the Portfolio, followed by the distribution by the Portfolio of the Acquiring Fund's shares to Portfolio shareholders in complete liquidation of the Portfolio, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Portfolio and the Acquiring Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Portfolio in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of stated liabilities of the Portfolio pursuant to the Reorganization; (3) no gain or loss will be recognized by the Portfolio upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of stated liabilities of the Portfolio or upon the distribution (whether actual or constructive) of Acquiring Fund shares to Portfolio shareholders in exchange for their shares of the Portfolio in liquidation of the Portfolio pursuant to the Reorganization; (4) no gain or loss will be recognized by Portfolio shareholders upon the exchange of Portfolio shares for Acquiring Fund shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund shares received by each Portfolio shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Portfolio shares held by such shareholder immediately prior to the Reorganization, and the holding period of Acquiring Fund shares to be received by each Portfolio shareholder will include the period during which the shareholder's Portfolio shares exchanged therefor were held by such shareholder (provided those Portfolio shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Portfolio asset acquired by the Acquiring Fund pursuant to the Reorganization will be the same as the tax basis of such asset to the Portfolio immediately prior to the Reorganization, and the holding period of each Portfolio asset in the hands of the Acquiring Fund will include the period during which such asset was held by the Portfolio.

           The foregoing opinions will state that no opinion will be expressed as to the effect of the Reorganization on the Portfolio or the Acquiring Fund or any Portfolio shareholder with respect to any Portfolio asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

           Neither the Portfolio nor the Acquiring Fund has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinions of counsel are not binding on the IRS nor do they preclude the IRS from adopting a contrary position. Portfolio shareholders should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Portfolio shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

           As of the Portfolio's fiscal year ended March 31, 2003, the Portfolio has an unused capital loss carryforward of approximately [$  ] million. If the Reorganization is consummated, the amount of those carryforwards that the Acquiring Fund can utilize in any one year will be subject to limitations, and any amount that cannot be utilized in any one year may be carried over to a succeeding year subject to the same limitations in such year. If a fund's gains exceed its carryforward limitation, then the fund would distribute to its shareholders a greater amount than if no limitation had been imposed, and the fund would have fewer assets available for investment. Different amounts of the capital loss carryforwards expire in different years. Consequently, as a result of the limitations on the use of capital loss carryforwards, if the Reorganization is consummated, and depending on the amount of the Portfolio's gains, some or all of the Portfolio's capital loss carryforwards at the time of the Reorganization (which may differ from the number set forth above) may expire unused.

Required Vote and Board's Recommendation

           The Trust's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Portfolio and its shareholders and (2) the interests of shareholders of the Portfolio will not be diluted as a result of the Reorganization. Pursuant to the Trust's charter documents, an affirmative vote of a majority of the Portfolio's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization. Shareholders are entitled to one vote for each dollar of net asset value standing in the shareholder's name on the books of the Trust.

THE TRUST'S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE PORTFOLIO

           Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus forming a part of its Registration Statement on Form N-1A (File No. 33-51061). Information about the Portfolio is incorporated by reference into this Prospectus/Proxy Statement from the Portfolio's Prospectus forming a part of its Registration Statement on Form N-1A (File No. 33-84842).

           The Portfolio and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Portfolio and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Text-only versions of Portfolio or Acquiring Fund documents can be viewed on-line or downloaded from www.sec.gov. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

           In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Portfolio shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. The Portfolio may retain an outside firm to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

           Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Portfolio or by attending the Meeting and voting in person.

           If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Portfolio shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Portfolio shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

           In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Portfolio shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of thirty percent of the outstanding Portfolio shares entitled to vote at the Meeting.

           As of December __, 2003, the following were known by the Portfolio to own of record 5% or more of the outstanding voting shares of the indicated Class of the Portfolio:

                                                                  Percentage of
                            Name and Address                    Outstanding Shares

                                                            Before               After
                                                        Reorganization       Reorganization

           As of December __, 2003, the following were known by the Acquiring Fund to own of record 5% or more of the outstanding voting shares of the indicated Class of the Acquiring Fund:

                                                                  Percentage of
                            Name and Address                    Outstanding Shares

                                                            Before               After
                                                        Reorganization       Reorganization

           A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

           BSAM has advised the Portfolio that it intends to vote Portfolio shares as to which it has voting power at the Meeting (i) in the manner instructed by its clients for whom such shares are held or (ii) if such instructions are not received or where the shares are held directly or on behalf of employees of BSAM, in the same proportion as votes cast by other Portfolio shareholders.

           As of December __, 2003, Board members and officers for the Portfolio and the Acquiring Fund, as a group, owned less than 1% of the Portfolio's and Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

           The audited financial statements of the Acquiring Fund for the fiscal year ended August 31, 2003 have been incorporated herein by reference in reliance upon the report of Ernst & Young LLP, the Acquiring Fund's independent auditors, given on their authority as experts in accounting and auditing. The audited financial statements of the Portfolio for the fiscal year ended March 31, 2003 have been incorporated herein by reference in reliance upon the report of Deloitte & Touche LLP, the Portfolio's independent auditors, given on their authority as experts in accounting and auditing.

OTHER MATTERS

           The Trust's Trustees are not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

           Please advise the Portfolio, in care of PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, whether other persons are the beneficial owners of Portfolio shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Portfolio shares.

           IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

           AGREEMENT AND PLAN OF REORGANIZATION dated as of December 11, 2003 (the "Agreement"), between THE BEAR STEARNS FUNDS (the "Trust"), a Massachusetts business trust, on behalf of SMALL CAP VALUE PORTFOLIO (the "Portfolio"), and DREYFUS GROWTH AND VALUE FUNDS, INC. (the "Acquiring Company"), a Maryland corporation, on behalf of DREYFUS PREMIER FUTURE LEADERS FUND (the "Acquiring Fund"). All agreements, representations, actions, obligations and covenants described herein made or to be taken or undertaken by the Portfolio and the Acquiring Fund are made and shall be taken or undertaken by the Trust on the Portfolio's behalf and by the Acquiring Company on the Acquiring Fund's behalf.

          This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Treasury Regulation Section 1.368-2(g). The reorganization will consist of the transfer of all of the assets of the Portfolio to the Acquiring Fund in exchange solely for Class A, Class B, Class C and Class R shares of common stock, par value $.001 per share, of the Acquiring Fund (the "Acquiring Fund Shares"), and the assumption by the Acquiring Fund of stated liabilities of the Portfolio and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the holders of Class A, Class B, Class C and Class Y shares, as applicable, of the Portfolio in complete liquidation of the Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization"). The parties hereto intend that the Reorganization will qualify as a "reorganization" as defined in Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code").

           WHEREAS, the Portfolio is a series of the Trust, a registered, open-end management investment company, and the Acquiring Fund is a series of the Acquiring Company, a registered, open-end management investment company, and all of the assets of the Portfolio are assets of the character in which the Acquiring Fund is permitted to invest;

           WHEREAS, the Trust's Board has determined that the Reorganization is in the best interests of the Portfolio and the Portfolio's shareholders and that the interests of the Portfolio's existing shareholders will not be diluted as a result of this transaction; and

           WHEREAS, the Acquiring Company's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and its shareholders and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of this transaction:

           NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

           1.     THE REORGANIZATION.

           1.1     Subject to the requisite approval of the Portfolio's shareholders and the other terms and conditions contained herein, the Portfolio agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Portfolio, as set forth in paragraph 1.2, and the Acquiring Fund agrees in exchange therefor: (a) to deliver to the Portfolio the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the liabilities of the Portfolio, as set forth in paragraph 1.3. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Portfolio's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Portfolio.

           1.2(a) The assets of the Portfolio to be transferred to the Acquiring Fund shall consist of all assets and property, including, without limitation, all portfolio securities, cash, cash equivalents, commodities and futures interests and dividends and interests receivable, that are owned by the Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Portfolio, on the Closing Date (the "Assets").

                (b) The Portfolio has provided the Acquiring Fund with a list of all of the Portfolio's assets, including portfolio securities, as of the date of execution of this Agreement. The Portfolio reserves the right to sell any of these securities but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest. The Acquiring Fund will, within a reasonable time before the Closing Date, furnish the Portfolio with a list of the securities, if any, on the Portfolio's list referred to in the first sentence of this paragraph that do not conform to the Acquiring Fund's investment objective, policies and restrictions. In addition, if it is determined that the portfolios of the Portfolio and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Portfolio, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date; provided, that the disposition of such securities by the Portfolio shall not be required to the extent that the disposition of such securities would, in the opinion of Bear Stearns Asset Management Inc. ("BSAM") and BSAM's tax counsel and The Dreyfus Corporation ("Dreyfus") and Dreyfus's tax counsel, impair the tax-free status of the Reorganization under Section 368 of the Code.

                (c) The Assets shall be delivered to Mellon Bank N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, the Acquiring Fund's custodian ("Mellon"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to Mellon for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash so delivered shall be in the form of immediately available funds payable to the order of Mellon for the account of the Acquiring Fund.

           1.3 The Portfolio will endeavor to discharge all of its liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume the liabilities of the Portfolio reflected on an unaudited statement of assets and liabilities of the Portfolio prepared as of the Valuation Date (as defined in paragraph 2.1) (the "Liabilities") in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those Liabilities of the Portfolio reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

           1.4     The Portfolio will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder. The Portfolio will transfer to the Acquiring Fund any distributions, rights or other assets received by the Portfolio after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets and shall not be separately valued.

           1.5     As soon after the Closing Date as is conveniently practicable, the Portfolio will distribute pro rata to holders of record of the Portfolio's Class A, Class B, Class C and Class Y shares, determined as of the close of business on the Closing Date ("Portfolio Shareholders"), Class A, Class B, Class C and Class R Acquiring Fund Shares, respectively, received by the Portfolio pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Portfolio's shares, by the transfer of the applicable Class of Acquiring Fund Shares then credited to the account of the Portfolio on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Portfolio Shareholders and representing the respective pro rata number of the applicable Class of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Portfolio simultaneously will be canceled on the books of the Portfolio.

           1.6     Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information (collectively, the "Acquiring Fund's Prospectus"); the Acquiring Fund, however, will not issue share certificates in the Reorganization.

           1.7     Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Portfolio shares on the books of the Portfolio as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

           1.8     Any reporting responsibility of the Portfolio, including, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Portfolio and Trust.

           2.     VALUATION.

           2.1     The value of the Assets shall be the value of such Assets computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Company's Articles of Incorporation, as amended (the "Acquiring Company's Charter"), and the Acquiring Fund's Prospectus, which are and shall be consistent with the policies currently in effect for the Trust and Portfolio.

           2.2     The net asset value of a Class A, Class B, Class C and Class R Acquiring Fund Share shall be the net asset value per share computed with respect to such Class of shares as of the Valuation Date, using the valuation procedures set forth in the Acquiring Company's Charter and the Acquiring Fund's Prospectus, which are and shall be consistent with the policies currently in effect for the Trust and Portfolio.

           2.3     The number of Class A, Class B, Class C and Class R Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Portfolio's net assets shall be determined by dividing the value of the net assets attributable to Class A, Class B, Class C and Class Y, respectively, of the Portfolio determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Class A, Class B, Class C and Class R Acquiring Fund Share, respectively, determined in accordance with paragraph 2.2.

           2.4     Any computations of value of assets shall be made in accordance with the regular practices of Dreyfus, as fund accountant for the Acquiring Fund, and shall be subject to verification by the Portfolio and the respective independent accountants of the prices used in such computations.

           3.     CLOSING AND CLOSING DATE.

           3.1     The Closing Date shall be April 16, 2004, or such other date as to which the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at 5:00 p.m. at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as to which the parties may mutually agree.

           3.2     The Portfolio shall direct Custodial Trust Company, as custodian for the Portfolio (the "Custodian"), to deliver at the Closing a certificate of an authorized officer of the Custodian stating that: (i) the Assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Portfolio's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to Mellon as custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Portfolio as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Portfolio's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act"). The cash to be transferred by the Portfolio shall be delivered to Mellon by wire transfer of federal funds on the Closing Date.

           3.3     If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Portfolio shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

           3.4     The Portfolio shall direct PFPC Inc., as transfer agent for the Portfolio (the "Transfer Agent"), to deliver at the Closing a certificate of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of the Portfolio Shareholders and the number, share class and percentage ownership of outstanding Portfolio shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust, or provide evidence satisfactory to the Trust that such Acquiring Fund Shares have been credited to the Portfolio's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

           4.     REPRESENTATIONS AND WARRANTIES.

           4.1     The Trust, on behalf of the Portfolio, represents and warrants to the Acquiring Company, on behalf of the Acquiring Fund, as follows:

                (a)     The Portfolio is a duly established and designated series of the Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power to own all of its properties and assets, to carry on its business as it is now being conducted and to carry out its obligations under this Agreement.

                (b)     The Trust is registered under the 1940 Act as an open-end management investment company, and the Portfolio's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.

                (c)     The current prospectus and statement of additional information of the Portfolio and each prospectus and statement of additional information of the Portfolio used during the three years previous to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not and did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                (d)     The Portfolio is not, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Agreement and Declaration of Trust, as amended (the "Trust's Charter"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Portfolio or by which the Portfolio is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust is a party on behalf of the Portfolio or by which the Portfolio is bound.

                (e)     The Portfolio has no material contracts or other commitments outstanding (other than this Agreement) that will be terminated with liability to the Portfolio on or prior to the Closing Date.

                (f)     No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Portfolio of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

                (g)     No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Portfolio knows of no facts that might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                (h)     The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Schedule of Portfolio Investments (indicating their market values) of the Portfolio for the fiscal year ended March 31, 2003 have been audited as of that date by Deloitte & Touche LLP, independent auditors, and are in accordance with generally accepted accounting principles, and such statements and schedule (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Portfolio as of such date, and there are no known contingent liabilities of the Portfolio as of such date not disclosed therein.

                (i)     On the Closing Date, the Trust will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver the Assets free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

                (j)     Since March 31, 2003, there has not been any material adverse change in the Portfolio's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed to and accepted by the Acquiring Fund.

                (k)     At the Closing Date, all federal and other tax returns and reports of the Portfolio required by law then to be filed shall have been filed and are correct in all material respects, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Trust's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                (l)     The Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, for all taxable years or periods (to the extent applicable) ending on or prior to the Closing Date and will pay the dividend(s) described in paragraph 8.6.

                (m)     All issued and outstanding shares of the Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust (recognizing that under Massachusetts law, shareholders could under certain circumstances be held personally liable for its obligations) and have been offered and sold in every state and the District of Columbia in compliance with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Portfolio's Transfer Agent, as provided in paragraph 3.4. The Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Portfolio's shares, nor is there outstanding any security convertible into any of the Portfolio's shares.

                (n)     The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust's Board and, subject to the approval of the Portfolio's shareholders, and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Company, this Agreement constitutes the valid and legally binding obligation of the Trust, on behalf of the Portfolio, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                (o)     The information to be furnished by the Trust, on behalf of the Portfolio, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

                (p)     The proxy statement of the Portfolio (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5, insofar as it relates to the Portfolio, will, on the effective date of the Registration Statement and on the Closing Date, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties in this subparagraph (p) shall apply only to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by or on behalf of the Trust or the Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, provided that any failure to comply with these statutes, rules and regulations is a direct result of (x) the provision of misleading or inaccurate information by or on behalf of the Trust or the Portfolio to the Acquiring Company in connection with the preparation of the Proxy Statement or (y) the failure to provide any necessary and accurate information by the Trust or the Portfolio to the Acquiring Company in connection with or related to the preparation of the Proxy Statement.

                (q)     The Portfolio shall timely file all federal and other tax returns and reports of the Portfolio required by law to be filed for the taxable year ending on the Closing Date, and all such returns and reports will be correct in all material respects, and all federal and other taxes shown on such returns and reports shall be paid so far as due.

           4.2     The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Trust, on behalf of the Portfolio, as follows:

                (a)     The Acquiring Fund is a duly established and designated series of the Acquiring Company, a corporation duly organized and validly existing under the laws of the State of Maryland, with power to own all of its properties and assets, to carry on its business as it is now being conducted and to carry out its obligations under this Agreement.

                (b)     The Acquiring Company is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

                (c)     The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                (d)     The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Company's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

                (e)     The Acquiring Fund has no material contracts or other commitments outstanding (other than this Agreement) that will be terminated with liability to the Acquiring Fund on or prior to the Closing Date.

                (f)     No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act, and the 1940 Act and by state securities law.

                (g)     No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                (h)     The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Schedule of Portfolio Investments (indicating their market values) of the Acquiring Fund for the fiscal year ended August 31, 2003 have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, and such statements and schedule (copies of which have been furnished to the Portfolio) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date.

                 (i)     Since August 31, 2003, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed to and accepted by the Portfolio.

                (j) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed and are correct in all material respects, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Company's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                (k) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code.

                 (l)     All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Company. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                (m)     The Acquiring Fund Shares to be issued and delivered to the Portfolio for the account of Portfolio Shareholders, pursuant to the terms of this Agreement, on the Closing Date will have been duly authorized Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Company.

                (n)     The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Acquiring Company's Board, and assuming the due authorization, execution and delivery of this Agreement by the Trust, this Agreement constitutes the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                (o)     The Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties in this subparagraph (o) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

           5.     COVENANTS OF THE ACQUIRING FUND AND THE PORTFOLIO.

           5.1     The Acquiring Fund and the Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

           5.2     The Trust will call a meeting of the Portfolio's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

           5.3     Subject to the provisions of this Agreement, the Portfolio and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

           5.4     As promptly as practicable, but in any case within sixty days after the Closing Date, the Trust shall furnish the Acquiring Company, in such form as is reasonably satisfactory to the Acquiring Company, a statement of the current and accumulated earnings and profits of the Portfolio for federal income tax purposes and any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, in each instance indicating the period or periods to which such earnings and profits, carryovers and other items relate or in which they arose, as applicable, which statement will be certified by the Trust's President or its Vice President and Treasurer.

           5.5     The Trust, on behalf of the Portfolio, will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement, all to be included in a Registration Statement on Form N-14 of the Acquiring Company, on behalf of the Acquiring Fund, and any supplement or amendment thereto (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act, and the 1940 Act in connection with the meeting of the Portfolio's shareholders referred to in paragraph 5.2.

           5.6     The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

           5.7     The Trust, on behalf of the Portfolio, covenants that the Portfolio is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

           5.8     The Trust, on behalf of the Portfolio, will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of Portfolio shares.

           5.9     As soon as is reasonably practicable after the Closing, the Portfolio will make a liquidating distribution to Portfolio Shareholders consisting of the Acquiring Fund Shares received at the Closing.

           5.10     The Trust, on behalf of the Portfolio, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable to vest in and confirm the Acquiring Fund's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

           5.11     Each of the Portfolio and the Acquiring Fund and the Trust and the Acquiring Company shall use its best efforts to cause the Reorganization to qualify, and will not (either before or after the Closing Date) knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying as a reorganization under the provisions of Section 368(a) of the Code.

           6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

           The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

           6.1     All representations and warranties by the Trust, on behalf of the Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

           6.2     The Trust shall have delivered to the Acquiring Company on the Closing Date a statement of the Portfolio's assets and liabilities, together with a list of the Portfolio's portfolio securities showing the federal income tax basis of such securities by lot and the respective holding periods of each such lot of securities, as of the Closing Date, certified by the Trust's Treasurer.

           6.3     The Trust shall have delivered to the Acquiring Company on the Closing Date a certificate executed in the Trust's name by its President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Company, to the effect that the representations and warranties made in this Agreement by the Trust, on behalf of the Portfolio, are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Company shall reasonably request.

           6.4     The Portfolio and the Trust shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Portfolio or the Trust, as the case may be, on or before the Closing Date.

           6.5     The Acquiring Fund shall have received on the Closing Date a favorable opinion of Kramer Levin Naftalis & Frankel LLP, counsel to the Portfolio, in a form satisfactory to the Acquiring Company, covering the following points:

That (a) the Trust is a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as a registered investment company and the Portfolio is a duly established and designated series of the Trust; (b) this Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Portfolio, and, assuming due authorization, execution and delivery of this Agreement by the Acquiring Company, on behalf of the Acquiring Fund, is a valid and legally binding obligation of the Trust, on behalf of the Portfolio, enforceable against the Trust, with respect to the Portfolio, in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law); (c) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Trust's Charter or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Portfolio is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Portfolio is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for the consummation by the Trust, on behalf of the Portfolio, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Portfolio or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date that is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement that is not described or filed as required or that materially and adversely affect the Portfolio's business; and (f) the Trust is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

Such counsel may rely as to matters governed by the laws of the Commonwealth of Massachusetts on an opinion of Massachusetts counsel and/or certificates of officers or trustees of the Trust. Such opinion also shall include such other matters incident to the transaction contemplated hereby, as the Acquiring Company may reasonably request.

           In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

           6.6     The Acquiring Fund shall have received from Deloitte & Touche LLP a consent dated near the effective date of the Registration Statement in form and substance satisfactory to the Acquiring Fund, to the effect that they consent to the incorporation by reference of their report relating to the financial statements and financial highlights of the Portfolio in the Registration Statement.

           7.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PORTFOLIO.

           The obligations of the Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

           7.1     All representations and warranties by the Acquiring Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

           7.2     The Acquiring Company shall have delivered to the Trust on the Closing Date a certificate executed in the Acquiring Company's name by its President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Trust, to the effect that the representations and warranties made in this Agreement by the Acquiring Company, on behalf of the Acquiring Fund, are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request.

           7.3     The Acquiring Fund and the Acquiring Company shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund or the Acquiring Company, as the case may be, on or before the Closing Date.

           7.4     The Portfolio shall have received on the Closing Date a favorable opinion of Stroock & Stroock & Lavan LLP, counsel to the Acquiring Fund, in a form satisfactory to the Trust, covering the following points:

That (a) the Acquiring Company is a duly organized and validly existing corporation under the laws of the State of Maryland and has the power to own all of its properties and assets and to carry on its business as a registered investment company and the Acquiring Fund is a duly established and designated series of the Acquiring Company; (b) this Agreement has been duly authorized, executed and delivered by the Acquiring Company, on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Portfolio, is a valid and legally binding obligation of the Acquiring Company, on behalf of the Acquiring Fund, enforceable against the Acquiring Company, with respect to the Acquiring Fund, in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law); (c) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Acquiring Company's Charter or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Acquiring Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Acquiring Fund is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for the consummation by the Acquiring Company, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquiring Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date, that is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement that is not described or filed as required or that materially and adversely affect the Acquiring Fund's business; and (f) the Acquiring Company is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

Such counsel may rely as to matters governed by the laws of the State of Maryland on an opinion of Maryland counsel and/or certificates of officers or directors of the Acquiring Company. Such opinion also shall include such other matters incident to the transaction contemplated hereby, as the Trust may reasonably request.

           In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

           8.     FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PORTFOLIO AND THE ACQUIRING FUND.

           If any of the conditions set forth below does not exist on or before the Closing Date with respect to the Portfolio or the Acquiring Fund, the Trust or the Acquiring Company, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

           8.1     This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Portfolio in accordance with the provisions of the Trust's Charter and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything in this Agreement to the contrary, neither the Portfolio nor the Acquiring Fund may waive the conditions set forth in this paragraph 8.1.

           8.2     On the Closing Date, no action, suit or other proceeding shall be pending or, to either party's knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

           8.3     All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Portfolio or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Portfolio or the Acquiring Fund.

           8.4     The Portfolio and the Acquiring Fund shall have agreed on the number of full and fractional Class A, Class B, Class C and Class R Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

           8.5     The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

           8.6     The Portfolio shall have declared and paid a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to Portfolio shareholders all of the Portfolio's investment company taxable income (as defined in Code Section 852) (computed without regard to any deduction for dividends paid) for all taxable years or periods ending on or prior to the Closing Date; the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all such taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all such taxable years or periods (after reduction for any capital loss carryforwards).

           8.7     The Trust shall have received an opinion of Kramer Levin Naftalis & Frankel LLP addressed to the Trust, on behalf of the Portfolio, and the Acquiring Company shall have received an opinion of Stroock & Stroock & Lavan LLP addressed to the Acquiring Company, on behalf of the Acquiring Fund, substantially to the effect that, based on certain facts, qualifications, assumptions and representations, and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes: (a) the transfer of all of the Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, followed by the distribution by the Portfolio of the Acquiring Fund Shares to the Portfolio Shareholders in complete liquidation of the Portfolio, will qualify as a "reorganization" as defined in Section 368(a)(1)(C) of the Code, and each of the Portfolio and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to the Reorganization; (c) no gain or loss will be recognized by the Portfolio upon the transfer of the Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Portfolio Shareholders in exchange for their shares of the Portfolio in liquidation of the Portfolio pursuant to the Reorganization; (d) no gain or loss will be recognized by Portfolio Shareholders upon the exchange of their Portfolio shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Portfolio Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Portfolio shares held by such Portfolio Shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares received by each Portfolio Shareholder pursuant to the Reorganization will include the period during which the Portfolio shares exchanged therefor were held by such Portfolio Shareholder (provided the Portfolio shares were held as capital assets on the date of the exchange); and (f) the tax basis of each Asset acquired by the Acquiring Fund pursuant to the Reorganization will be the same as the tax basis of that Asset to the Portfolio immediately prior to the Reorganization, and the holding period of each Asset in the hands of the Acquiring Fund will include the period during which such Asset was held by the Portfolio. In rendering its opinion, Kramer Levin Naftalis & Frankel LLP and Stroock & Stroock & Lavan LLP each may rely upon such certificates as they shall request of the Acquiring Company on behalf of the Acquiring Fund, the Trust on behalf of the Portfolio, Dreyfus and BSAM. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Portfolio may waive the condition set forth in this paragraph 8.7.

           In rendering its opinion, each counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

           No opinions will be expressed as to the effect of the Reorganization on (i) the Portfolio or the Acquiring Fund with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Portfolio that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

           8.8     The transactions contemplated by this Agreement shall not be consummated unless the closing conditions set forth in a certain Transaction Agreement between BSAM and Dreyfus dated November 17, 2003 (the "Transaction Agreement") have been satisfied as provided in said agreement.

           9.     ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

           9.1     The Trust and the Acquiring Company agree that neither party has made any representation, warranty or covenant not set forth herein and this Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof.

           9.2     The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

           10.     TERMINATION OF AGREEMENT.

           This Agreement may be terminated and the transactions contemplated hereby may be abandoned by mutual agreement of the parties or by either party (i) if the Closing shall not have occurred on or before May 17, 2004, unless such date is extended by mutual agreement of the parties, (ii) if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith, or (iii) upon termination of the Transaction Agreement. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

           11.     AMENDMENTS.

           This Agreement may be amended, modified and supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquiring Company and the Trust; provided, however, that following the meeting of shareholders of the Portfolio referred to in paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Portfolio Shareholders under this Agreement to the detriment of such shareholders without their further approval.

           12.     EXPENSES.

           12.1     Each of the Trust and the Acquiring Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

           12.2     Each party acknowledges that all expenses incurred in connection with the Reorganization will be borne by the Portfolio's and Acquiring Fund's respective investment adviser pursuant to the Transaction Agreement.

           13.     NOTICES.

           Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

If to the Trust,

The Bear Stearns Funds
383 Madison Avenue
New York, New York 10179
Telephone: 212-272-____
Fax: 212-272-____

If to the Acquiring Company,

Dreyfus Growth and Value Funds, Inc.
c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
Attn: Jeff Prusnofsky
Telephone: 212-922-6000
Fax: 212-922-6880

           14.     HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY.

           14.1     The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

           14.2     This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

           14.3     This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Trust and the Acquiring Company shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts and the State of Maryland, respectively, without giving effect to principles of conflict of laws.

           14.4     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

           14.5     It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trust or the Acquiring Company personally, but shall bind only the property of the Portfolio or the Acquiring Fund, as the case may be, as provided in the Trust's or Acquiring Company's Charter; a copy of each such Charter is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Trust's and the Acquiring Company's respective principal offices. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Portfolio or the Acquiring Fund, as the case may be.

           IN WITNESS WHEREOF, the Trust and the Acquiring Company each have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

THE BEAR STEARNS FUNDS, on behalf of Small Cap Value Portfolio By: ____________________________

ATTEST: _______________________________ Stephen A. Bornstein, Secretary

DREYFUS GROWTH AND VALUE FUNDS, INC. on behalf of Dreyfus Premier Future Leaders Fund By: ______________________________ Stephen E. Canter, President

ATTEST: _______________________________ Steven F. Newman, Assistant Secretary

EXHIBIT B

DESCRIPTION OF BOARD MEMBERS FOR THE ACQUIRING FUND

Name (Age)                      Principal Occupation
Position with Company (Since)   During Past 5 Years            Other Board Memberships and Affiliations*
-----------------------------   ---------------------          ------------------------------------------
Joseph S. DiMartino (60)        Corporate Director and         The Muscular Dystrophy Association, Director
Chairman of the Board           Trustee                        Levcor International, Inc., an apparel fabric
(1995)                                                            processor, Director
                                                               Century Business Services, Inc., a provider of
                                                                  outsourcing functions for small and medium
                                                                  size companies, Director
                                                               The Newark Group, a provider of a national market
                                                                  of paper recovery facilities, paperboard mills
                                                                  and paperboard converting plants, Director

David P. Feldman (63)           Corporate Director and         BBH Mutual Funds Group (11 funds), Director
Board Member (1996)             Trustee                        The Jeffrey Company, a private investment
                                                                  company, Director
                                                               QMED, a medical device company, Director

Ehud Houminer (63)              Professor and                  Avnet Inc., an electronics distributor, Director
Board Member (1993)               Executive-in-Residence at    International Advisory Board to the MBA Program
                                  the Columbia Business          School of Management, Ben Gurion University,
                                  School, Columbia               Chairman
                                  University;                  Explore Charter School, Brooklyn, NY, Chairman
                                Principal of Lear, Yavitz
                                  and Associates, a
                                  management consulting firm
                                  from 1996 to 2001

Gloria Messinger (73)           Arbitrator for American        Yale Law School Fund, Director
Board Member (1993)               Arbitration Association      Theater for a New Audience, Inc., Director
                                  and National Association     New York Women's Agenda Music Performance Trust
                                  of Securities Dealers,         Fund, Director
                                  Inc.; Consultant in          Brooklyn Philharmonic, Director
                                  Intellectual Property

T. John Szarkowski (77)         Consultant in Photography      Photography Department at The Museum of Modern
Board Member (1996)                                            Art, Director Emeritus

Anne Wexler (73)                Chairman of the Wexler         Wilshire Mutual Funds (5 funds), Director
Board Member (1996)               Group, consultants           Methanex Corporation, a methanol production
                                  specializing in government     company, Director
                                  relations and public         Member of the Council of Foreign Relations
                                  affairs                      Member of the National Park Foundation

__________________

*	Each Board member also is a Board member of other mutual funds in the Dreyfus Fund Complex.

THE BEAR STEARNS FUNDS

SMALL CAP VALUE PORTFOLIO

           The undersigned shareholder of the Small Cap Value Portfolio (the "Portfolio"), a series of The Bear Stearns Funds (the "Trust"), hereby appoints [________] and [________], and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Portfolio standing in the name of the undersigned at the close of business on January 2, 2004, at a Special Meeting of Shareholders to be held at the offices of [__________________________________], at [time] _.m., on Thursday, March 4, 2004, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

           Please mark boxes in blue or black ink.

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Portfolio to Dreyfus Premier Future Leaders Fund (the "Acquiring Fund"), in exchange for the Acquiring Fund's Class A, Class B, Class C and Class R shares having an aggregate net asset value equal to the value of the Portfolio's net assets and the assumption by the Acquiring Fund of stated liabilities of the Portfolio (the "Reorganization"). Class A, Class B, Class C and Class R shares of the Acquiring Fund received in the Reorganization will be distributed by the Portfolio to its Class A, Class B, Class C and Class Y shareholders, respectively, in liquidation of the Portfolio, after which the Portfolio will cease operations.

                  FOR                         AGAINST                     ABSTAIN
                  /__/                          /__/                         /__/
2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Dated: ___________________ __________________________ Signature(s) __________________________ Signature(s)

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope

STATEMENT OF ADDITIONAL INFORMATION

January __, 2004

Acquisition of the Assets of

SMALL CAP VALUE PORTFOLIO
(A series of The Bear Stearns Funds)

383 Madison Avenue
New York, New York 10179

1-800-447-1139

By and in Exchange for Shares of

DREYFUS PREMIER FUTURE LEADERS FUND
(A series of Dreyfus Growth and Value Funds, Inc.)

200 Park Avenue
New York, New York 10166
1-800-554-4611

           This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated January __, 2004 relating specifically to the proposed transfer of all of the assets of the Small Cap Value Portfolio (the "Portfolio"), a series of The Bear Stearns Funds (the "Trust"), in exchange for Class A, Class B, Class C and Class R shares of Dreyfus Premier Future Leaders Fund (the "Acquiring Fund"), a series of Dreyfus Growth and Value Funds, Inc., and the assumption by the Acquiring Fund of stated liabilities of the Portfolio. The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

           1.     The Portfolio's Annual Report for the fiscal year ended March 31, 2003.

           2.     The Portfolio's Semi-Annual Report for the six-month period ended September 30, 2003.

           3.     The Portfolio's Statement of Additional Information dated August 1, 2003, as revised August 8, 2003.

           4.     The Acquiring Fund's Statement of Additional Information dated January 1, 2004.

           5.     The Acquiring Fund's Annual Report for the fiscal year ended August 31, 2003.

           6.     Pro forma financial statements of the Acquiring Fund and Portfolio giving effect to the proposed Reorganization.

           The Prospectus/Proxy Statement dated January __, 2004 may be obtained by writing to the Portfolio at PFPC Inc., P.O. Box 9803, Providence, Rhode Island 02940-8030, or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

           The Acquiring Fund's Statement of Additional Information dated March 31, 2003 as revised June 6, 2003 is incorporated herein by reference to the Acquiring Fund's Post-Effective Amendment No. 54 to its Registration Statement on Form N-1A filed March 28, 2003 (File No. 33-51061). The financial statements of the Acquiring Fund are incorporated herein by reference to its Annual Report dated August 31, 2003. When the Prospectus/Proxy Statement is mailed to Portfolio shareholders, the Acquiring Fund's Statement of Additional Information dated January 1, 2004 will be available.

           The Portfolio's Statement of Additional Information dated August 1, 2003, as revised August 8, 2003, is incorporated herein by reference to the Trust's Post-Effective Amendment No. 32 to its Registration Statement on Form N-1A, filed July 25, 2003 (File No. 33-84842). The financial statements of the Portfolio are incorporated herein by reference to its Annual Report for its fiscal year ended March 31, 2003, and its Semi-Annual Report dated September 30, 2003.

FINANCIAL STATEMENTS

Pro Forma STATEMENT OF INVESTMENTS (Unaudited)
Dreyfus Premier Future Leaders Fund
September 30, 2003

                                                      Shares                                     Value ($)
                                         ----------------------------------------   -------------------------------------------
                                          Dreyfus   Bear Stearns  Dreyfus Premier   Dreyfus    Bear Stearns  Dreyfus Premier
                                          Premier      Small          Future        Premier       Small         Future
                                           Future       Cap        Leaders Fund      Future        Cap       Leaders Fund
                                          Leaders      Value        Pro Forma        Leaders      Value         Pro Forma
                                           Fund     Portfolio      Combined  b        Fund       Portfolio      Combined  b

Common Stocks--97.3%

Air Transportation--.3%
Atlantic Coast Airlines Holdings                      70,800a        70,800                      602,508          602,508

Aircraft Engines & Engine Parts--.5%
Woodward Governor Co.                                 29,000         29,000                    1,267,590        1,267,590

Aluminum Extruded Products--.3%
Tredegar Corp.                                        53,800         53,800                      809,690          809,690

Analytical Instruments--.4%
Molecular Devices Corp                                53,700 a       53,700                      935,454          935,454

Autos & Transports--1.0%
UTI Worldwide                              78,000                    78,000       2,381,340                     2,381,340

Bank Holding Companies--2.5%
BankAtlantic Bancorp, Inc., Class A                   73,100         73,100                    1,041,675        1,041,675
Commercial Federal Corp.                              37,300         37,300                      908,255          908,255
Greater Bay Bancorp.                                  42,700         42,700                      888,160          888,160
MAF Bancorp, Inc.                                     22,700         22,700                      867,140          867,140
Provident Bankshares Corp.                            39,400         39,400                    1,113,049        1,113,049
Republic Bancorp, Inc.                                50,500         50,500                      672,660          672,660
Susquehanna Bancshares, Inc.                          28,200         28,200                      724,740          724,740
                                                                                               6,215,679        6,215,679

Biological Products--.4%
Abgenix, Inc.                                         27,100 a       27,100                      392,679          392,679
Serologicals Corp.                                    21,000 a       21,000                      276,150          276,150
Techne Corp.                                          10,300 a       10,300                      327,437          327,437
                                                                                                 996,266          996,266

Capital Goods--.9%
Gateway                                   400,000 a                 400,000       2,264,000                     2,264,000

Commercial Physical Research--.2%
Savient Pharmaceuticals, Inc.                         51,600 a       51,600                      260,580          260,580
SFBC International, Inc.                               7,200 a        7,200                      204,710          204,710
                                                                                                 465,290          465,290

Computer Integrated Systems Design--.5%
JDA Software Group, Inc.                              35,100a        35,100                      521,937          521,937
Scientific Games Corp.                                62,200a        62,200                      709,702          709,702
                                                                                               1,231,639        1,231,639

Computers, Peripherials & Software-.5%
ScanSource, Inc.                                      31,100a        31,100                    1,136,394        1,136,394

Consumer--13.3%
American Italian Pasta, Cl. A              69,500a                   69,500       2,688,955                     2,688,955
AnnTaylor Stores                           77,500a                   77,500       2,490,850                     2,490,850
CSK Auto                                  201,000a                  201,000       3,099,420                     3,099,420
Emmis Communications, Cl. A               130,000a                  130,000       2,623,400                     2,623,400
Entercom Communications                    60,000a                   60,000       2,689,200                     2,689,200
Goodyear Tire & Rubber                    350,000                   350,000       2,299,500                     2,299,500
Hot Topic                                 140,000a                  140,000       3,155,600                     3,155,600
Pegaus Solutions                          160,000                   160,000       2,212,800                     2,212,800
Performance Food Group                     77,500a                   77,500       3,155,025                     3,155,025
Station Casinos                            83,000                    83,000       2,539,800                     2,539,800
Talbots                                    88,000                    88,000       3,066,800                     3,066,800
Valassis Communications                    95,000a                   95,000       2,508,000                     2,508,000
                                                                                 32,529,350                    32,529,350
Copper Foundries--.5%
Mueller Industries, Inc.                              48,700a        48,700                    1,239,415        1,239,415

Crude Petroleum & Natural Gas--.7%
Magnum Hunter Resources                              103,400a       103,400                      826,166          826,166
Swift Energy Co.                                      60,000a        60,000                      846,600          846,600
                                                                                               1,672,766        1,672,766
Data Processing & Preparation--.3%
eFunds Corp.                                          64,300a        64,300                      794,105          794,105

Department Stores--.5%
Stage Stores, Inc.                                    48,200a        48,200                    1,228,136        1,228,136

Direct Mail Advertising Services--.2%
ADVO, Inc                                             12,400a        12,400                      516,212          516,212

Electric Services--.5%
UniSource Energy Corp.                                62,100         62,100                    1,181,142        1,181,142

Electronic Components--.3%
Three-Five Systems, Inc.                             151,900a       151,900                      836,969          836,969

Electronic Computers--.8%
Adaptec, Inc.                                        148,900a       148,900                    1,125,684        1,125,684
Fargo Electronics, Inc.                               69,900a        69,900                      880,740          880,740
                                                                                               2,006,424        2,006,424
Employment Agencies--.5%
Heidrick & Struggles
International, Inc.                                   66,800a        66,800                    1,130,924        1,130,924

Energy--4.7%
Grant Prideco                             194,600a                  194,600       1,982,974                     1,982,974
McMoRan Exploration                       200,000a                  200,000       2,096,000                     2,096,000
Meridian Resource                         625,000a                  625,000       2,693,750                     2,693,750
Rowan Cos.                                 85,000a                   85,000       2,089,300                     2,089,300
Tom Brown                                 100,000a                  100,000       2,570,000                     2,570,000
                                                                                 11,432,024                    11,432,024

Financial Services--13.5%
Arch Capital Group                         91,500a                   91,500       3,020,415                     3,020,415
Bank United (CPR)                           2,500a                    2,500             125                           125
Cathay Bancorp                             65,000                    65,000       2,876,250                     2,876,250
First Midwest Bancorp                      90,000                    90,000       2,673,900                     2,673,900
GBC Bancorp                                30,000                    30,000       1,150,500                     1,150,500
Global Payments                            84,000                    84,000       3,024,000                     3,024,000
Investors Financial Services               85,000                    85,000       2,669,000                     2,669,000
Max Re Capital                            150,500                   150,500       2,560,005                     2,560,005
Montpelier Re Holdings                     86,500                    86,500       2,607,975                     2,607,975
National Financial Partners                52,300a                   52,300       1,412,100                     1,412,100
Seacoast Financial Services               132,500                   132,500       2,744,075                     2,744,075
Texas Regional Bancshares, Cl. A           75,000                    75,000       2,534,250                     2,534,250
Westamerica Bancorporation                 60,000                    60,000       2,667,000                     2,667,000
Whitney Holding                            85,000                    85,000       2,890,000                     2,890,000
                                                                                 32,829,595                    32,829,595
Fire, Marine & Casualty Insurance--.3%
Selective Insurance Group, Inc.                       24,300         24,300                      723,168          723,168

Freight Transportation Arrangement--.3%
Genesee & Wyoming Inc., Class A                       26,500a        26,500                      628,315          628,315

Games, Toys & Children's Vehicles--.3%
Shuffle Master, Inc.                                  28,100a        28,100                      763,758          763,758

Gas Transmission & Distribution--.5%
Energen Corp.                                         30,500         30,500                    1,103,490        1,103,490

Health & Allied Services--.2%
Accredo Health, Inc.                                  17,000a        17,000                      475,830          475,830

Health Care--10.0%
Andrx                                     140,000a                  140,000       2,591,400                     2,591,400
Axcan Pharma                              202,500a                  202,500       2,766,150                     2,766,150
Beverly Enterprises                       650,000a                  650,000       3,848,000                     3,848,000
Coventry Health Care                       50,000a                   50,000       2,637,000                     2,637,000
Genesis Health Ventures                   115,000a                  115,000       2,788,750                     2,788,750
Ligand Pharmaceuticals, Cl. B             218,500a                  218,500       2,816,465                     2,816,465
PacifiCare Health Systems                  55,500a                   55,500       2,708,400                     2,708,400
Protein Design Labs                       119,500a                  119,500       1,656,270                     1,656,270
Renal Care Group                           76,500a                   76,500       2,612,475                     2,612,475
                                                                                 24,424,910                    24,424,910
Information Retrieval Services-.3%
FactSet Research Systems, Inc.                        18,100         18,100                      802,735          802,735

Inorganic Pigments--.2%
NL Industries, Inc.                                   31,600         31,600                      514,132          514,132

Jewelry Stores--.3%
Zale Corp.                                            17,400a        17,400                      772,734          772,734

Kidney Dialysis Centers--.5%
Renal Care Group, Inc.                                35,600a        35,600                    1,215,740        1,215,740

Management Consulting Services--.1%
Right Management Consultants, Inc.                    18,900a        18,900                      341,712          341,712

Management Services--.2%
SOURCECORP, Inc.                                      18,100a        18,100                      420,825          420,825

Materials & Processing--6.7%
Agnico-Eagle Mines                        225,000                   225,000       2,781,000                     2,781,000
Airgas                                    155,000                   155,000       2,759,000                     2,759,000
Crown Holdings                            358,500a                  358,500       2,419,875                     2,419,875
Millennium Chemicals                      257,500                   257,500       2,459,125                     2,459,125
OM Group                                  185,000a                  185,000       2,708,400                     2,708,400
United States Steel                       170,000                   170,000       3,124,600                     3,124,600
                                                                                 16,252,000                    16,252,000
Meat Packing Plants--.2%
Hibernia Foods plc, ADR                              358,173a       358,173                      390,409          390,409

Nonferrous Wire Drawing &
Insulating--.3%
Andrew Corp.                                          63,200a        63,200                      776,728          776,728

Oil & Gas Field Services--.5%
Key Energy Services, Inc.                            132,900a       132,900                    1,282,485        1,282,485

Patent Owners & Lessors--.5%
4Kids Entertainment, Inc.                             57,900a        57,900                    1,221,690        1,221,690

Pharmaceutical Preparations--.2%
Perrigo Co.                                           37,900         37,900                      482,467          482,467

Prepackaged Software--1.2%
BARRA, Inc.                                           23,800a        23,800                      893,690          893,690
Electronics For Imaging, Inc.                         67,900a        67,900                    1,583,428        1,583,428
NetIQ Corp.                                           41,300a        41,300                      493,122          493,122
                                                                                               2,970,240        2,970,240
Pressed & Blown Glass--.3%
Dupont Photomasks, Inc.                               32,700a        32,700                      742,617          742,617

Process Control Instruments--.2%
Rudolph Technologies, Inc.                            28,500a        28,500                      550,335          550,335

Producer Durables--6.3%
AGCO                                      137,000a                  137,000       2,348,180                     2,348,180
General Cable                             300,000a                  300,000       2,388,000                     2,388,000
Joy Global                                192,500a                  192,500       3,022,250                     3,022,250
Navistar International                     67,500a                   67,500       2,516,400                     2,516,400
Terex                                     127,500a                  127,500       2,362,575                     2,362,575
United Defense Industries                  96,000a                   96,000       2,725,440                     2,725,440
                                                                                 15,362,845                    15,362,845

Pumps & Pumping Equipment--.5%
Flowserve Corp.                                       57,400a        57,400                    1,165,220        1,165,220

Radio & TV Communications Equipment--.2%
Brillian Corp.                                        37,975a        37,975                      342,155          342,155

Radio, TV & Electronic Stores--.5%
InterTAN, Inc.                                       136,300a       136,300                    1,247,145        1,247,145

Real Estate Investment Trusts--1.2%
Colonial Properties Trust                             16,400         16,400                      590,892          590,892
Glenborough Realty Trust, Inc                         56,800         56,800                    1,071,248        1,071,248
Keystone Property Trust                               62,300         62,300                    1,262,198        1,262,198
                                                                                               2,924,338        2,924,338

Refuse Systems--.3%
Headwaters Inc.                                       44,100a        44,100                      710,010          710,010

Savings & Loan Associations--.3%
First Financial Holdings, Inc.                        20,200         20,200                      609,232          609,232

Security Brokers & Dealers--.5%
SWS Group, Inc.                                       60,200         60,200                    1,186,542        1,186,542

Semiconductors & Related Devices--.9%
Lattice Semiconductor Corp.                           72,900a        72,900                      518,319          518,319
Microsemi Corp.                                       44,200a        44,200                      673,608          673,608
OSI Systems, Inc.                                     58,500a        58,500                    1,012,050        1,012,050
                                                                                               2,203,977        2,203,977

Technology--14.2%
Altiris                                   132,000a                  132,000       3,468,960                     3,468,960
Brooks Automation                         125,000a                  125,000       2,612,500                     2,612,500
Business Objects, ADR                     120,000a                  120,000       2,994,000                     2,994,000
DoubleClick                               246,500a                  246,500       2,654,805                     2,654,805
Exar                                      170,000a                  170,000       2,402,100                     2,402,100
Extreme Networks                          440,000a                  440,000       2,776,400                     2,776,400
InfoSpace                                 165,500a                  165,500       3,377,855                     3,377,855
Integrated Circuit Systems                 82,500a                   82,500       2,478,300                     2,478,300
PMC-Sierra                                230,000a                  230,000       3,033,930                     3,033,930
Sycamore Networks                         600,000a                  600,000       2,940,000                     2,940,000
Triumph                                    95,000                    95,000       2,831,000                     2,831,000
Varian Semiconductor
Equipment Associates                       78,500a                   78,500       2,939,825                     2,939,825
                                                                                 34,509,675                    34,509,675

Therapeutics--1.0%
Hollis-Eden                                97,500                    97,500       2,375,100                     2,375,100

Transportation Equipment--.2%
Arctic Cat Inc.                                       29,900         29,900                      577,967          577,967

Turbines & Turbine Generator Sets--.3%
Stewart & Stevenson Services, Inc.                    51,600         51,600                      775,032          775,032

Utilities--4.0%
El Paso Electric                          200,000a                  200,000       2,310,000                     2,310,000
Time Warner Telecom, Cl. A                300,000a                  300,000       2,778,000                     2,778,000
Westar Energy                             121,500                   121,500       2,241,675                     2,241,675
Western Gas Resources                      65,500                    65,500       2,489,000                     2,489,000
                                                                                  9,818,675                     9,818,675

Women's Ready-To-Wear Stores--.3%
Cato Corp. (The), Class A                             36,200         36,200                      730,154          730,154

Total Common Stocks
   (cost $153,690,334 and $49,562,100)
    and $203,252,434 respectively                                               184,179,514   52,917,785      237,097,299

                                                   Principal Amount ($)                          Value ($)
Short-Term Investments--2.7%                    -----------------------------   -----------------------------------------
Investment Company--.8%
Federated Government Obligations                   1,837,992      1,837,992                    1,837,992        1,837,992

U.S. Treasury Bills--1.9%
   .84%, 10/23/2003                     2,808,000                 2,808,000       2,807,013                     2,807,013
   .92%, 11/20/2003                       200,000                   200,000         199,750                       199,750
   .80%, 11/06/2003                     1,653,000                 1,653,000       1,652,615                     1,652,615

Total Short-Term Investments
   (cost $4,657,979 and $1,837,992)
    and $6,495,971 respectively                                                   4,659,378    1,837,992        6,497,370

Total Investments-100% (cost $158,348,313
and $51,400,092 and $209,748,405 respectively)                                  188,838,892   54,755,777      243,594,669

a Non-income producing.
b Management does not anticipate having to dispose of any securities positions as a result of the reorganization.

See notes to pro forma financial statements

Pro Forma Statement of Operations
For the Twelve Months Ended September 30, 2003 (Unaudited)

                                                                                                                 Dreyfus
                                                                                                                 Premier
                                                                                                               Future Leaders
                                                               Dreyfus           Bear Stearns                     Fund
                                                               Premier            Small Cap                     Pro Forma
                                                               Future              Value                         Combined
                                                              Leaders Fund       Portfolio       Adjustments     (Note 1)
                                                             --------------      -------------   -----------    -----------

INVESTMENT INCOME:

INCOME:       Interest Income                                $     56,804         $    13,898                  $    70,702
              Dividends                                           823,497             882,499                    1,705,996
                                                             ------------         ------------                 ------------
                   Total Income                                   880,301             896,397                    1,776,698
                                                             ------------         ------------                 ------------
EXPENSES:     Management fee                                 $  1,488,675         $   500,533  $  18,072)(a)     1,971,136
              Shareholder servicing costs                         520,625             156,375                      677,000
              Professional fees                                    34,019              65,876    (55,000)(a)        44,895
              Prospectus and shareholders' reports                 34,221              7,266      (5,000)(a)        36,487
              Custodian fees                                       17,815              19,833                       37,648
              Directors' fees and expenses                          7,491              13,999    (12,000)(a)         9,490
              Registration fees                                    64,742              43,420    (43,420)(a)        64,742
              Interest                                                230                 -                            230
              Distribution and service fees                       304,566             231,809                      536,375
              Miscellaneous                                         6,627              11,895                       18,522
                                                             ------------         ------------  ----------     ------------
                   Total Expenses                               2,479,011           1,051,006   (133,492)        3,396,525
                                                             ------------         ------------                 ------------
              Less- reduction in management fee due to
              undertaking                                            --              (263,440)   263,440(b)           -
                                                             ------------         ------------  --------       ------------
                   Net Expenses                                 2,479,011             787,566    129,948         3,396,525
                                                             ------------         ------------  ---------     ------------
INVESTMENT INCOME (LOSS)                                       (1,598,710)            108,831   (129,948)       (1,619,827)
                                                             ------------         ------------  ---------      ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

              Net realized gain (loss) on investments        $ (5,308,351)        $(4,304,154)                 $(9,612,505)
              Net unrealized appreciation (depreciation)
              on investments                                   52,039,632          13,464,557                   65,504,189
                                                             ------------         ------------  ---------      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS         46,731,281           9,160,403                   55,891,684
                                                             ------------         ------------  ---------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS                                         $ 45,132,571         $ 9,269,234  $(129,948)      $54,271,857
                                                             ============         ============ ==========      ============

(a) Reflects the anticipated savings as a result of the Merger.
(b) Reflects elimination of expense undertaking.

See notes to pro forma financial statements.

Pro Forma Statement of Assets and Liabilities
September 30, 2003 (Unaudited)

                                                                                                                Dreyfus
                                                                          Dreyfus                             Premier Future
                                                                          Premier     Bear Stearns              Leaders Fund
                                                                          Future      Small Cap                  Pro Forma
                                                                          Leaders        Value                    Combined
                                                                           Fund        Portfolio    Adjustments   (Note 1)
                                                                       -------------  ------------  ----------- -------------
ASSETS:         Investments in securities, at value - See Statement
                     of Investments *                                  $ 188,838,892  $ 54,755,777             $ 243,594,669
                Cash                                                         534,508           -                     534,508
                Receivable for investment securities sold                    449,720     1,576,018                 2,025,738
                Dividends and interest receivable                             77,960        41,834                   119,794
                Receivable for shares of Beneficial Interest subscribed      269,922         1,637                   271,559
                Prepaid expenses and other assets                             23,277        17,004                    40,281
                                                                       -------------  -------------            -------------
                     Total Assets                                        190,194,279    56,392,270        -      246,586,549
                                                                       -------------  -------------            -------------
LIABILITIES:    Due to The Dreyfus Corporation and affiliates                197,106        81,927                   279,033
                Payable for investment securities purchased                      -       2,001,046                 2,001,046
                Payable for shares of Beneficial Interest redeemed            20,723        98,494                   119,217
                Accrued expenses                                             124,420        57,552        -          181,972
                                                                       -------------  -------------            -------------
                     Total Liabilities                                       342,249    2,239,019         -        2,581,268
                                                                       -------------  -------------            -------------
NET ASSETS                                                            $  189,852,030  $ 54,153,251        -    $ 244,005,281
                                                                       =============  =============            =============
REPRESENTED BY: Paid-in capital                                       $  193,605,892  $ 58,410,658             $ 252,016,550
                Accumulated undistributed investment income-net                -           165,417                   165,417
                Accumulated net realized gain (loss) on investments      (34,244,441)   (7,778,509)              (42,022,950)
                Accumulated net unrealized appreciation (depreciation)
                     on investments                                       30,490,579     3,355,685                33,846,264
                                                                       -------------  -------------            -------------
NET ASSETS                                                            $  189,852,030  $ 54,153,251             $ 244,005,281
                                                                       =============  =============            =============
Class A Shares (100 million,
  $.001 par value shares authorized)
  Net Assets                                                          $   53,971,903  $ 14,439,706             $  68,411,609
  Shares outstanding                                                       3,710,111       897,674   94,933        4,702,718
  Net asset value,  and redemption
  price per share                                                     $        14.55  $      16.09             $       14.55
                                                                       =============  =============            =============
Maximum offering price per share (net
  asset value plus maximum sales charge)                              $        15.43  $      17.03             $       15.43
                                                                       =============  =============            =============
Class B Shares (100 million, $.001 par value
  shares authorized)
  Net Assets                                                          $   31,497,552  $  5,988,433             $  37,485,985
  Shares outstanding                                                       2,219,559       388,149   33,842        2,641,550
  Net asset value, offering price and redemption
  price per share                                                     $        14.19  $      15.43             $       14.19
                                                                       =============  =============            =============
Class C Shares (100 million, $.001 par value
  shares authorized)
  Net Assets                                                          $   15,630,644  $ 10,889,973             $  26,520,617
  Shares outstanding                                                       1,099,792       704,645   61,715        1,866,152
  Net asset value, offering price and redemption
  price per share                                                     $        14.21  $      15.45             $       14.21
                                                                       =============  =============            =============
Class R Shares (100 million, $.001 par value
  shares authorized)
  Net Assets                                                          $   88,103,151  $  22,835,139            $ 110,938,290
  Shares outstanding                                                       5,990,985      1,384,880 167,902        7,543,767a
  Net asset value, offering price and redemption
  price per share                                                     $        14.71  $       16.49            $       14.71
                                                                       =============  =============            =============
Class T Shares (100 million, $.001 par value
  shares authorized)
  Net Assets                                                          $      648,780                           $     648,780
  Shares outstanding                                                          45,043                                  45,043
  Net asset value, and redemption
  price per share                                                     $        14.40                           $       14.40
                                                                       =============                           =============
Maximum offering price per share (net asset value
 plus maximum sales charge)                                           $        15.08                           $       15.08
                                                                       =============                           =============

* Investments in securities, at cost                                  $  158,348,313  $  51,400,092            $ 209,748,405

(a) Bear Stearns Small Cap Value Portfolio Class Y shares are equivalent to Dreyfus Premier Future Leaders Class R shares.

See notes to pro forma financial statements.

Dreyfus Premier Future Leaders Fund
NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--Basis of Combination:

           The Board of Trustees of The Bear Stearns Funds, at a meeting held on November 17, 2003, and the Board of Directors of Dreyfus Growth and Value Funds, Inc., at a meeting held on November 17, 2003, each approved their respective funds entering into an Agreement and Plan of Reorganization (the "Plan") pursuant to which, subject to approval by the shareholders of Small Cap Value Portfolio (the "Portfolio"), a series of The Bear Stearns Funds, the Portfolio will transfer all of its assets, subject to its liabilities, to Dreyfus Premier Future Leaders Fund (the "Fund"), a series of Dreyfus Growth and Value Funds, Inc., in exchange for a number of shares of the Fund equal in value to the assets less liabilities of the Portfolio (the "Exchange"). If the Exchange is consummated, shares of the Fund then will be distributed to Portfolio shareholders on a pro rata basis in liquidation of the Portfolio.

           The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Fund and the Portfolio at September 30, 2003. The unaudited pro forma statement of operations reflects the results of operations of the Fund and the Portfolio for the twelve months ended September 30, 2003. These statements have been derived from the books and records of the Fund and the Portfolio utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States. The historical cost of investment securities will be carried forward to the surviving entity. The fiscal year ends are March 31 for the Portfolio and August 31 for the Fund.

           The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Fund and the Portfolio included or incorporated by reference in its respective Statement of Additional Information. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on September 30, 2003. Following the Exchange, the Fund will be the accounting survivor.

All costs with respect to the Exchange will be borne by The Dreyfus Corporation and Bear Stearns Asset Management Inc.

NOTE 2--Portfolio Valuation:

           Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Boards.

NOTE 3--Capital Shares:

           The pro forma number of shares that would be issuable was calculated by dividing the net assets of each class of the Portfolio at September 30, 2003 by the net asset value per share of the Fund on September 30, 2003. On this date, the Fund’s net asset value per share was $14.55 for Class A, $14.19 for Class B, $14.21 for Class C and $14.71 for Class R.

NOTE 4--Pro Forma Operating Expenses:

           The accompanying pro forma financial statements reflect changes in expenses of the Fund as if the Exchange was consummated on September 30, 2003. Although it is anticipated that there will be an elimination of certain duplicative expenses as a result of the Exchange, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5--Federal Income Taxes:

           The Fund and the Portfolio each has elected to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If the Exchange is consummated, the Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

           The identified cost of investments for the Fund and the Portfolio is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined Fund.

DREYFUS GROWTH AND VALUE FUNDS, INC.
PART C
OTHER INFORMATION

Item 15	Indemnification.

The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 54 to the Registrant's Registration Statement on Form N-1A, filed March 28, 2003.

Item 16	Exhibits. All references are to Post-Effective Amendment No. 54 to the Registrant's Registration Statement on Form N-1A, filed March 28, 2003 (File No. 33-51061) (the "Registration Statement") unless otherwise noted.

(1)(a)	Registrant's Articles of Incorporation and Articles of Amendment are incorporated by reference to Exhibit (1) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed December 22, 1993, and Exhibit (1)(b) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed September 27, 1995, and Exhibit (a)(1) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed April 2, 2001.

(2)	Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed February 25, 2000.

(3)	Not Applicable.

(4)	Agreement and Plan of Reorganization.*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)(a)	Management Agreement is incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 54 to the Registration Statement.

(6)(b)	Sub-Investment Advisory Agreement between The Dreyfus Corporation and Franklin Portfolio Associates, LLC is incorporated by reference to Exhibit (f)(1) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed June 26, 2001.

(6)(c)	Sub-Investment Advisory Agreement between The Dreyfus Corporation and The Boston Company Asset Management, LLC is incorporated by reference to Exhibit (f)(2) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed June 26, 2001.

(7)	Distribution Agreement is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 54 to the Registration Statement.

(8)	Not Applicable.

(9)	Amended and Restated Custody Agreement is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed September 27, 1995.

(10)(a)	Shareholder Services Plan is incorporated by reference to Exhibit (h) of Post-Effective Amendment No. 54 to the Registration Statement.

(10)(b)	Distribution Plan (Rule 12b-1 Plan) is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 54 to the Registration Statement.

(10(c)	Rule 18f-3 Plan is incorporated by reference to Exhibit (o) of Post-Effective Amendment No. 54 to the Registration Statement.

(11)(a)	Opinion of Registrant's counsel is incorporated by reference to Exhibit (i) of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed February 25, 2000.

(11)(b)	Consent of Registrant's Counsel.*

(12)	Opinion and consent of counsel regarding tax matters.**

(13)	Not Applicable.

(14)	Consents of Independent Auditors.*

(15)	Not Applicable.

(16)	Power of Attorney.***

(17)(a)	Forms of Proxy.*

(17)(b)	The Bear Stearns Fund's Prospectuses and Statement of Additional Information dated August 1, 2003, as revised August 8, 2003 are incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A of The Bear Stearns Funds, filed July 25, 2003 (File No. 33-84842).

__________

*	Filed herewith.

**	To be filed by Post-Effective Amendment.

***	Filed as part of signature page.

Item 17.	Undertakings.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933 each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

          As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 11th day of December, 2003.

DREYFUS GROWTH AND VALUE FUNDS, INC. (Registrant) By: /s/ Stephen E. Canter Stephen E. Canter, President

Power of Attorney

Each person whose signature appears below on this Registration Statement on Form N-14 hereby constitutes and appoints Mark N. Jacobs, James Windels, Michael A. Rosenberg, Steven F. Newman, Robert R. Mullery, Jeff Prusnofsky and John B. Hammalian and each of them, with full power to act without the other, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1993, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.

Signatures	Title	Date

/s/ Stephen E. Canter Stephen E. Canter	President (Principal Executive Officer)	12/11/03

/s/ James Windels James Windels	Treasurer (Principal Accounting and Financial Officer)	12/11/03

/s/ Joseph S. DiMartino Joseph S. DiMartino	Chairman of the Board	12/11/03

/s/ David P. Feldman David P. Feldman	Board Member	12/11/03

/s/ Ehud Houminer Ehud Houminer	Board Member	12/11/03

/s/ Gloria Messinger Gloria Messinger	Board Member	12/11/03

/s/ T. John Szarkowski T. John Szarkowski	Board Member	12/11/03

/s/ Anne Wexler Anne Wexler	Board Member	12/11/03

Exhibit Index

(11)(b)  Consent of Registrant's Counsel

(14)       Consents of Independent Auditors